UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07883
ICON Funds
(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO	80111

(Address of principal executive offices)	(Zip code)
Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-790-1600
Date of fiscal year end: September 30, 2007
Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

2007 Annual Report
ICON U.S. Diversified Funds
Investment Update

ICON Bond Fund
ICON Core Equity Fund
ICON Equity Income Fund
ICON Income Opportunity Fund
ICON Long/Short Fund

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, tax return of capital, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2007, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2007 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general,

2 About This Report

there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, the risks noted in this Annual Report, and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not

About This Report 3

suitable for all investors. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The Lehman Brothers (“LB”) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (“CMBS”) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

•	The Chicago Board Options Exchange Volatility Index (“VIX”) is an up-to-the-minute market estimate of expected volatility that is calculated by using real-time S&P 500 Index option bid/ask quotes. VIX uses nearby and second nearby options with at least 8 days left to expiration and then weights them to yield a constant, 30-day measure of the expected volatility of the S&P 500 Index.

Index returns and statistical data included in this Report are provided by Bloomberg, FactSet Research Systems, and Lehman Brothers.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you construct your financial plan, and we appreciate your continued commitment to one or more of the ICON Diversified Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

Investing lore is replete with sayings that communicate the wisdom that comes only from long-term experience. During the past five years, I have been reminded of the expression, “Wall Street climbs a wall of worry.” As the saying goes, market advances need to climb the proverbial “wall of worry” in order to keep going higher.

Many investors believe they have plenty to worry about: the sub-prime mortgage crisis, interest rates, oil prices, consumer spending, and inflation, not to mention the anxieties of terrorism, the Iraq war, environmental issues, and the weakness of the dollar. Amid these concerns, investors are inundated with news and theories about the stock market, leading to confusion, fear, and poor investment decisions.

Second-guessing the Federal Reserve (the Fed) seems to be a popular activity lately for many investors. Some argue the Fed waited too long to ease. Some argue the Fed should not be easing at all. Others believe the Fed should ease monetary policy even more.

We believe the debates regarding the economy and the stock market are a distraction for investment purposes. At ICON, we do not waste energy trying to predict what the Fed will do. Fed economists have direct access to economic statistics and banking activity. They are in the best position to make decisions regarding interest rates.

Debate also centers on the economy as people guess whether there will be a recession. They focus particular attention on the housing market and argue over when it might rebound. Again, this debate is irrelevant to the ICON system, as we avoid conjecture about the economy and housing market when making investment decisions.

Message From ICON Funds 5

A Strong Equity Market

Despite worrisome headlines and gloomy expectations, it may be surprising to know how well the equity markets have performed over the last five years. Below are cumulative and annualized rates of return for a few popular indexes for the five-year period ended September 30, 2007.

Index Returns, 9/30/02 - 9/30/07

Index	Cumulative Return	Annualized Return

Dow Jones Industrial Average	105.03%	15.44%
NASDAQ Composite Index	138.06%	18.94%
S&P 500 Index	105.13%	15.45%
S&P MidCap 400 Index	130.45%	18.17%
S&P SmallCap 600 Index	135.93%	18.73%

The unmanaged Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The unmanaged Standard & Poor’s (S&P) 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. The unmanaged S&P SmallCap 600 Index is an unmanaged index of 600 domestic stocks chosen for their market capitalization, liquidity, financial viability, and sector representation. The unmanaged S&P MidCap 400 Index is a widely recognized unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity, and industry group representations. Total returns for the unmanaged indexes include the reinvestment of dividends and capital gain distributions, except as noted, but do not reflect the costs of managing a mutual fund. The Funds’ composition may differ significantly from the indexes. Individuals cannot invest directly in an index.

Sources: FactSet Research Systems, Bloomberg

We think these are impressive rates of returns and are above-average by historic standards. A 100% cumulative return means the investment has doubled during the period. Yet analysts, observers, and investors have doubted the strength of this market. But, as the adage says, as they worried, the market kept climbing.

The past five years are significant to ICON because we opened four new funds in September 2002. ICON Long/Short, ICON Equity Income, ICON Income Opportunity, and ICON Bond Funds recently reached their five-year performance track records. Additionally, the ICON Core Equity Fund has seven years of performance as of mid-October, and most of the ICON Sector and International Funds now boast 10-year track records.

6 Message From ICON Funds

Guided by Valuation

As always, our valuation readings have been our guide. According to our methodology, stocks have, on average, been priced below our estimate of intrinsic value over the course of the fiscal year. Our valuations dictate being invested.

While investors worry about current events, they have been giving us stocks at bargain prices. In our view, the impressive rates of return seen in market indexes are simply the result of prices trying to catch up with intrinsic value.

At ICON, we invest in industries that our methodology identifies as underpriced. Our quantitative process keeps us on track when many other investors are doubtful and worried. We continue to uncover companies we think are healthy and well-managed. These companies seem to be succeeding even amidst investor fear and worry.

Our discipline directed us to stay invested during the fiscal year, allowing the ICON Funds to take advantage of this rising market. In our regular communications, we have been steady in our message that it has been best to be invested in underpriced stocks and ride through short-term setbacks. You should be commended for your resolve to stick with the ICON system, and we believe you should be proud if you have participated in the advance.

In closing, we are grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance, and other information about your account.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Message From ICON Funds 7

Class I IOBIX
Class C IOBCX
Class Z IOBZX

Management Overview
ICON Bond Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2007, the Lehman Brothers U.S. Universal Index gained 5.31%, outperforming the ICON Bond Fund, which returned 4.80% for Class I shares, 4.27% for Class C shares, and 5.02% for Class Z shares over the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Bond yields, credit spreads, and the yield curve itself experienced wide swings over the 12-month period.

Yields on 10-year Treasuries, which started off the fiscal year trading around 4.6%, illustrate the fluctuation during the year. With a federal funds rate of 5.25%, the bond market was expecting several rate cuts. As the economy held its ground but inflation continued to creep higher, some investors believed the likelihood and timing of a rate cut seemed distant. The yield on 10-year Treasuries rose to 5.29% by mid-June 2007 (the highest yield for 10-year Treasuries since the Fed made its last rate hike on June 29, 2006).

This trend quickly reversed as the 10-year yield fell to 4.33% by early September 2007 as concerns about sub-prime mortgages caused a flight to liquidity and quality and increased expectation of significant Fed rate cuts. One such cut came on September 18, 2007, which led to a slight up-tick in yields to 4.70% by September 20, 2007.

Credit spreads also endured 12 months of fluctuations. After years of tight credit spreads, spreads widened almost overnight in mid-July 2007 as fears about sub-prime mortgages led to a lack of liquidity. Junk yields widened with option-adjusted spreads averaging around 450 basis points in June 2007 to a range of 550-990 basis points by August 2007. Bonds of mortgage-related companies saw their prices drop in a matter of weeks from approximately 90 cents on the dollar to around 60 cents on the dollar.

Given this environment, the yield curve also oscillated, starting the period inverted and then moving to a slight upward slope in June 2007.

8 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	In light of our expectation of a normal upwards-sloping yield curve, the Fund was positioned on the short end of the curve for the greater part of the year.

The Fund’s weighted average duration was below 4.0 for the fiscal year while the benchmark’s weighted average duration was above 4.5. This allowed the Fund to minimize the negative effects of rising yields for the first three quarters of the year. However, this positioning also hampered the Fund from participating in the strong performance that higher-quality longer durations delivered from mid-June 2007 to the end of the fiscal year.

With historically tight credit spreads for the greater part of the fiscal year and our expectation of normal credit spreads, we positioned the Fund in high-quality instruments. The Fund’s weighting in non-investment grade instruments started the fiscal year at 16.7% of assets, but was reduced to less than 10% in the final fiscal quarter when credit spreads widened. Furthermore, the Fund avoided mortgage-backed securities, which saw valuations drop precipitously during this period of time.

Q.	What is your investment outlook for the bond market?

A.	Although the federal funds rate of 4.75% is still above the yield for 10-year Treasuries, the yield curve has taken on a more normal slightly upward sloping curve. Given this yield curve, we expect to see more opportunities to increase the Fund’s duration.

Furthermore, notwithstanding that credit spreads have widened and we are beginning to see more attractive valuations in riskier fixed-income investments, our relative strength indicators have yet to confirm the leadership of these corporate bonds.

Management Overview 9

Average Annual Total Return
as of September 30, 2007

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Bond Fund - Class I	9/30/02	4.80%	4.41%	4.41%	1.11%	1.01%

Lehman Brothers U.S. Universal Index		5.31%	4.86%	4.86%	N/A	N/A

ICON Bond Fund - Class C	10/21/02	4.27%	N/A	4.33%	3.08%	1.61%

Lehman Brothers U.S. Universal Index		5.31%	N/A	5.32%	N/A	N/A

ICON Bond Fund - Class Z	5/6/04	5.02%	N/A	4.04%	25.40%	0.76%

Lehman Brothers U.S. Universal Index		5.31%	N/A	5.04%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

10 Management Overview

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Credit Quality Diversification

Aaa	43.4%
Aa1	4.4%
Aa2	12.7%
Aa3	4.8%
A1	3.1%
A2	3.6%
A3	6.6%
Baa1	2.8%
Baa2	3.6%
Baa3	3.8%
Ba1	2.8%
Ba2	1.3%
Ba3	1.1%
B1	4.2%
B2	0.3%

Percentages are based upon total investments less short-term investments.

Ratings based on Moody’s.

Management Overview 11

ICON Bond Fund
Schedule of Investments
September 30, 2007

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (41.1%)
$220,000	Ace INA Holdings, Inc.	8.88%	08/15/29	$282,971
275,000	Allied Waste North America	5.75%	02/15/11	270,188
750,000	American General Finance	5.38%	10/01/12	738,215
500,000	American Standard, Inc.	7.38%	02/01/08	502,373
500,000	AutoZone, Inc.	5.50%	11/15/15	486,897
2,000,000	Bank of America Corp.	6.25%	04/15/12	2,072,184
500,000	Bank of America Corp.	4.88%	01/15/13	488,076
3,000,000	Bank of America Corp.	5.38%	06/15/14	2,966,700
297,000	Calenergy Co., Inc.	7.63%	10/15/07	297,220
250,000	Centex Corp.	4.55%	11/01/10	229,646
250,000	Centex Corp.	5.25%	06/15/15	212,681
1,127,000	Chartered Semiconductor - YD	5.75%	08/03/10	1,132,443
450,000	Cincinnati Financial Corp.	6.90%	05/15/28	476,783
1,000,000	CIT Group, Inc.	5.50%	11/30/07	997,660
750,000	CIT Group, Inc.	4.75%	12/15/10	713,800
355,000	CIT Group, Inc.	7.75%	04/02/12	368,337
410,000	CNA Financial Corp.	6.60%	12/15/08	414,590
1,750,000	Comcast Cable Communications Holdings	8.38%	03/15/13	1,961,466
400,000	Comcast Cable Communications Holdings	8.88%	05/01/17	472,280
500,000	Countrywide Financial	4.25%	12/19/07	494,213
1,000,000	Countrywide Home Loan	4.13%	09/15/09	919,084
114,000	Cox Communications, Inc.	7.63%	06/15/25	126,586
100,000	D.R. Horton, Inc.	8.00%	02/01/09	99,299
2,500,000	DaimlerChrysler AG	6.50%	11/15/13	2,592,310
1,250,000	DaimlerChrysler NA Holding	4.75%	01/15/08	1,246,604
500,000	DaimlerChrysler NA Holding	8.00%	06/15/10	534,152
1,000,000	DaimlerChrysler NA Holding	7.75%	01/18/11	1,071,322
500,000	Deutsche Telekom International Finance - YD	8.00%	06/15/10	535,590
450,000	Deutsche Telekom International Finance - YD	8.25%	06/15/30	550,873
260,000	Dillard’s, Inc.	9.50%	09/01/09	264,875
232,000	Dillard’s, Inc.	9.13%	08/01/11	237,581
500,000	Donnelley (R.R.) & Sons	4.95%	04/01/14	471,568
750,000	Embratel - YD	11.00%	12/15/08	794,062
500,000	Farmers Insurance Capital Notes(a)	7.20%	07/15/48	487,773
6,000	First American Financial Corp.	7.55%	04/01/28	6,377

12 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$2,500,000	Ford Motor Credit Co.	4.95%	01/15/08	$2,483,985
2,000,000	Ford Motor Credit Co.	5.63%	10/01/08	1,954,124
500,000	General Electric Corp.	5.45%	01/15/13	504,679
900,000	General Mills, Inc.	3.88%	11/30/07	897,638
1,500,000	GMAC LLC(b)	5.13%	05/09/08	1,488,126
226,000	Goldman Sachs Group, Inc.	4.13%	01/15/08	225,069
250,000	Goldman Sachs Group, Inc.	7.35%	10/01/09	261,070
1,250,000	Goldman Sachs Group, Inc.	6.88%	01/15/11	1,308,267
1,000,000	Goldman Sachs Group, Inc.	6.60%	01/15/12	1,047,926
670,000	Household Finance Corp.	5.88%	02/01/09	675,130
500,000	Household Finance Corp.	7.00%	05/15/12	525,688
250,000	IBM Corp.	3.80%	02/01/08	248,824
950,000	IBM Corp.	8.38%	11/01/19	1,160,260
500,000	International Lease Finance Corp.	6.38%	03/15/09	509,753
294,000	International Lease Finance Corp.	4.88%	09/01/10	291,995
450,000	John Hancock(a)	7.38%	02/15/24	501,959
50,000	JP Morgan Chase & Co.	6.70%	11/01/07	50,029
200,000	JP Morgan Chase & Co.	4.00%	02/01/08	199,271
455,000	JP Morgan Chase & Co.	6.75%	08/15/08	459,952
500,000	Kraft Foods, Inc.	6.25%	06/01/12	516,225
218,000	Morgan Stanley	3.63%	04/01/08	216,547
500,000	Morgan Stanley	3.88%	01/15/09	492,447
250,000	Morgan Stanley	4.25%	05/15/10	244,458
500,000	Morgan Stanley	4.75%	04/01/14	469,661
400,000	New Jersey Bell Telephone	7.85%	11/15/29	453,230
122,000	NLV Financial Corp.(a)	6.50%	03/15/35	112,726
500,000	Pemex Project Funding Master Trust	8.50%	02/15/08	505,000
500,000	Prudential Financial, Inc.	4.75%	06/13/15	470,032
250,000	Pulte Homes, Inc.	5.20%	02/15/15	208,455
1,000,000	Rockwell Automation, Inc.	6.15%	01/15/08	1,002,370
350,000	Royal Caribbean Cruises - YD	6.75%	03/15/08	350,889
500,000	Ryder System, Inc.	5.85%	03/01/14	504,013
382,000	Sears Roebuck Acceptance Corp.	6.25%	05/01/09	387,356
213,000	Semco Energy, Inc.	6.40%	11/25/08	211,706
700,000	Standard Pacific Corp.	6.50%	10/01/08	623,000
500,000	Target Corp.	3.38%	03/01/08	495,879
350,000	Telefonica de Argentina - YD	9.13%	11/07/10	363,475
500,000	Tennessee Gas Pipeline	7.00%	10/15/28	508,947
450,000	Time Warner Cos., Inc.	7.48%	01/15/08	452,502
288,000	TRW, Inc.	6.32%	05/27/08	288,845
500,000	Tyco International, Ltd. - YD	6.13%	11/01/08	505,477

Schedule of Investments 13

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$155,000	Union Carbide Corp.	6.70%	04/01/09	$155,471
410,000	Verizon, Inc.	8.30%	08/01/31	493,744
1,000,000	Washington Mutual Bank	5.13%	01/15/15	931,398

Total Corporate Bonds (Cost $51,797,226)				51,274,377
U.S. Government And U.S. Government Agency Bonds (55.4%)
750,000	Fannie Mae	2.50%	06/15/08	738,342
270,000	Fannie Mae	3.10%	07/28/08	266,425
500,000	Fannie Mae	4.00%	09/02/08	497,182
3,000,000	Fannie Mae	5.00%	02/16/12	3,045,360
8,000,000	Fannie Mae	5.25%	08/01/12	8,163,272
5,000,000	Fannie Mae	4.38%	03/15/13	4,927,020
6,825,000	Fannie Mae	5.13%	01/02/14	6,891,264
1,500,000	Fannie Mae	5.00%	03/09/15	1,478,196
500,000	Fannie Mae	5.00%	04/17/15	492,284
9,000,000	Fannie Mae	5.25%	09/15/16	9,175,149
1,000,000	Fannie Mae	5.00%	07/09/18	967,044
255,000	Federal Farm Credit Bank	5.90%	08/04/08	257,538
1,000,000	Federal Home Loan Bank	4.00%	02/12/10	990,188
405,000	Federal Home Loan Bank	4.80%	03/19/13	400,880
750,000	Federal Home Loan Bank	5.50%	02/14/20	735,298
500,000	Federal Home Loan Bank	5.50%	03/03/20	490,539
500,000	Federal Home Loan Mortgage Corp.	5.75%	04/15/08	502,322
3,000,000	Federal Home Loan Mortgage Corp.	3.88%	06/15/08	2,981,601
200,000	Federal Home Loan Mortgage Corp.	5.13%	10/15/08	201,357
3,000,000	Federal Home Loan Mortgage Corp.	4.63%	12/19/08	3,003,459
3,000,000	Federal Home Loan Mortgage Corp.	4.88%	02/17/09	3,015,579
1,000,000	Federal Home Loan Mortgage Corp.	3.38%	04/15/09	984,249
2,000,000	Federal Home Loan Mortgage Corp.	6.00%	06/15/11	2,100,720
5,900,000	Federal Home Loan Mortgage Corp.	5.75%	01/15/12	6,162,343
1,500,000	Federal Home Loan Mortgage Corp.	5.05%	02/28/13	1,494,555
370,000	Federal Home Loan Mortgage Corp.	5.00%	10/29/13	367,089
457,000	Federal Home Loan Mortgage Corp.	5.00%	09/15/14	452,077
1,500,000	Federal Home Loan Mortgage Corp.	5.16%	02/27/15	1,488,165
400,000	Federal Home Loan Mortgage Corp.	5.00%	12/15/15	392,997
550,000	Federal Home Loan Mortgage Corp.	5.00%	09/09/16	538,518
975,000	Federal Home Loan Mortgage Corp.	5.25%	07/27/17	962,518
1,500,000	Federal Home Loan Mortgage Corp.	6.75%	09/15/29	1,788,951
85,000	US Treasury Note	4.38%	01/31/08	85,093
2,000,000	US Treasury Note	4.63%	03/31/08	2,004,688

14 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$973,000	US Treasury Note Strips	9.88%	05/15/08	$949,084

Total U.S. Government And U.S. Government Agency Bonds (Cost $68,070,998)				68,991,346
Foreign Government Bonds (2.0%)
1,000,000	Federal Republic of Brazil - YD	9.38%	04/07/08	1,019,500
750,000	Federal Republic of Brazil - YD	14.50%	10/15/09	889,125
500,000	Republic of South Africa - YD	6.50%	06/02/14	526,250

Total Foreign Government Bonds (Cost $2,407,559)				2,434,875
Short-Term Investment (0.2%)
262,467	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#			262,467

Total Short-Term Investments (Cost $262,467)				262,467
Other Securities (1.2%)
1,532,004	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%			1,532,004

Total Other Securities (Cost $1,532,004)				1,532,004
Total Investments 99.9% (Cost $124,070,254)				124,495,069
Other Assets Less Liabilities 0.1%				109,276

Net Assets 100.0%				$124,604,345

The accompanying notes are an integral part of the financial statements.

(a)	Security was acquired pursuant to rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale. The securities are considered to be illiquid. The aggregate value of these securities at September 30, 2007 was $1,102,458 which represented 0.88% of the Fund’s Net Assets.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

YD	Yankee Dollar Bond

Schedule of Investments 15

Class I ICNIX
Class C ICNCX
Class Z ICNZX
Class A ICNAX

Management Overview
ICON Core Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2007, the Fund’s benchmark, the S&P Composite 1500 Index, gained 16.59%, compared to the ICON Core Equity Fund’s return of 17.05% for Class I shares, 16.25% for Class C shares, and 17.18% for Class Z shares. Class A shares of the Fund have returned 16.25% (and 9.57% with maximum sales charge). Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the fiscal year, investors were presumably influenced by many concerns. In those 12 months, crude oil futures rose approximately 30%, sub-prime mortgage issues created fears of recession, market volatility reached levels not seen since 2003, and U.S. Dollar Index decreased in value by approximately 9%.

The Federal Reserve responded by cutting the discount window by a total of 100 basis points and cutting the federal funds rate by 50 basis points in order to combat liquidity problems. In spite of news headlines that may have distracted investors, we maintained a disciplined focus on industries that we thought offered attractive combinations of value and relative strength, helping the Fund navigate this turbulence.

We believe the fiscal year can be viewed in five distinct time periods — three strong up markets and two sharp drops — which reflect both the volatility and the absence of sustained sector leadership during the period.

The three strong up markets (from the start of the period to February 23, 2007; March 2, 2007 to July 19, 2007; and August 16, 2007 to the end of the period) accounted for a 31.05% gain in the S&P 1500 Index. The leading sectors during these three time periods consistently were Materials, Energy, Industrials, and Information Technology.

The two correction periods (from February 23, 2007 to March 2, 2007 and July 19, 2007 to August 16, 2007) accounted for a (13.62%) loss in the S&P 1500 Index. The worst-performing sectors during these time periods practically mirrored the best-performing sectors during the advancing markets: Materials, Consumer Discretionary, Energy, and Industrials.

16 Management Overview

This sector-specific volatility created a challenging environment that required the Fund to maintain exposure to all nine economic sectors while using selective industry allocation.

Q.	How did the Fund’s composition affect performance?

A.	The ICON Core Equity Fund steered through a volatile year. Leading sector contributors to performance were Information Technology, Industrials, and Telecommunication & Utilities. All three sectors were approximately equal-weight to the benchmark, but the Fund was aided by value-driven industry overweights.

On an industry level, the oil & gas equipment & services, computer hardware, construction & farm machinery & heavy trucks, integrated telecommunication services, and oil & gas drilling industries contributed positively to returns. These industries were significantly overweight relative to the benchmark during the period, boosting performance.

In contrast, the Consumer Discretionary, Healthcare, and Leisure & Consumer Staples sectors detracted from returns. Both Healthcare and Consumer Discretionary were overweight due to our valuations, but showed weak performance. Additionally, the Fund’s lack of exposure to the strong-performing integrated oil & gas industry within the Energy sector detracted from overall returns.

In general, the coal & consumable fuels, healthcare facilities, housewares & specialties, automotive retail, and homebuilding industries had a negative impact on Fund performance during the fiscal period.

Q.	What is your investment outlook for the equity market?

A.	Our experience indicates that significant spikes in market volatility, such as we’ve witnessed recently, may herald a change in sector leadership.

Since 2003, we have seen cyclically-sensitive sectors such as Energy, Materials, and Industrials lead the market. The market’s recent volatility, coupled with our determination of value in sectors such as Financials and Consumer Discretionary, lead us to believe that we might be in the midst of a theme change.

While we are watching our system for indications of a possible theme shift, we are waiting for more definitive indicators before aggressively targeting other sectors that reflect what we believe to be the most attractive combinations of value and relative strength.

The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the dollar and six major world currencies. An individual cannot invest in the index.

Management Overview 17

Sector Composition
as of September 30, 2007

Information Technology	20.8%
Industrials	20.0%
Financial	17.0%
Healthcare	13.5%
Telecommunication and Utilities	7.9%
Energy	7.5%
Consumer Discretionary	6.5%
Materials	4.7%
Leisure and Consumer Staples	1.7%

Percentages are based upon net assets.

Industry Composition
as of September 30, 2007

Computer Hardware	5.1%
Aerospace & Defense	4.8%
Construction & Farm Machinery & Heavy Trucks	4.7%
Oil & Gas Equipment & Services	4.5%
Wireless Telecommunication Services	4.5%
Managed Health Care	4.1%
Technology Distributors	4.0%
Other Diversified Financial Services	3.9%
Railroads	3.7%
Marine	3.6%
Internet Software Services	3.5%
Pharmaceuticals	3.5%
Integrated Telecommunication Services	3.4%
Auto Parts & Equipment	3.1%
Communications Equipment	3.1%
Health Care Services	3.0%
Life & Health Insurance	2.9%
Industrial Conglomerates	2.8%
Investment Banking & Brokerage	2.5%
Multi-Line Insurance	2.5%
Diversified Banks	2.3%
Fertilizers & Agricultural Chemicals	2.3%
Reinsurance	2.2%
Health Care Equipment	2.1%
Oil & Gas Drilling	2.0%
Semiconductor Equipment	1.6%
Systems Software	1.6%
Diversified Metals & Mining	1.5%
Agriculture Products	1.2%
Household Appliances	1.1%
Integrated Oil & Gas	1.0%
Semiconductors	1.0%
Automotive Retail	0.9%
Electronic Equipment Manufacturers	0.9%
Home Improvement Retail	0.9%
Metal & Glass Containers	0.9%
Biotechnology	0.8%
Diversified Capital Markets	0.7%
Housewares & Specialties	0.5%
Movies & Entertainment	0.5%
Trading Companies & Distributors	0.4%

Percentages are based upon net assets.

18 Management Overview

Average Annual Total Return
as of September 30, 2007

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Core Equity Fund - Class I	10/12/00	17.05%	14.25%	9.58%	1.23%	1.23%

S&P Composite 1500 Index		16.59%	15.82%	4.51%	N/A	N/A

ICON Core Equity Fund - Class C	11/28/00	16.25%	13.39%	7.98%	2.03%	2.02%

S&P Composite 1500 Index		16.59%	15.82%	4.40%	N/A	N/A

ICON Core Equity Fund - Class Z	5/6/04	17.18%	N/A	13.42%	0.99%	0.98%

S&P Composite 1500 Index		16.59%	N/A	12.08%	N/A	N/A

ICON Core Equity Fund - Class A	5/31/06	16.25%	N/A	8.16%	7.44%	7.43%

ICON Core Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	9.57%	N/A	3.48%	7.44%	7.43%

S&P Composite 1500 Index		16.59%	N/A	16.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 19

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20 Management Overview

ICON Core Equity Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (99.6%)
35,500	AAR Corp.(a)	$1,077,070
58,900	Aflac, Inc.	3,359,656
66,500	Amedisys, Inc.(a)	2,554,930
59,100	America Movil S.A.B. de C.V. - ADR	3,782,400
68,800	American International Group, Inc.	4,654,320
40,900	Amphenol Corp. - Class A	1,626,184
28,600	Anixter International, Inc.(a)(b)	2,358,070
7,700	Apple Computer, Inc.(a)	1,182,258
48,200	Arrow Electronics, Inc.(a)	2,049,464
25,000	Astec Industries, Inc.(a)	1,436,250
107,700	AT&T, Inc.	4,556,787
23,400	Atwood Oceanics, Inc.(a)	1,791,504
14,900	AutoZone, Inc.(a)	1,730,486
72,800	Avnet, Inc.(a)	2,901,808
29,300	Ball Corp.	1,574,875
84,500	Banco Santander Central Hispano S.A. - ADR	1,631,695
86,400	Bank of America Corp.	4,343,328
70,100	BE Aerospace, Inc.(a)	2,911,253
19,800	BorgWarner, Inc.	1,812,294
24,200	Burlington Northern Santa Fe Corp.	1,964,314
40,000	Cameron International Corp.(a)	3,691,600
21,000	Celgene Corp.(a)	1,497,510
21,000	CIGNA Corp.	1,119,090
49,000	Corn Products International, Inc.	2,247,630
20,300	Credit Suisse Group - ADR	1,346,499
17,200	Cummins, Inc.	2,199,708
38,400	Curtiss-Wright Corp.	1,824,000
102,000	Dell, Inc.(a)	2,815,200
16,400	Diamond Offshore Drilling, Inc.	1,857,956
63,900	eBay, Inc.(a)	2,493,378
18,200	Everest Re Group, Ltd.	2,006,368
50,900	Express Scripts, Inc.(a)	2,841,238
25,500	Freeport-McMoran Copper & Gold, Inc. - Class B(b)	2,674,695
79,100	General Electric Co.	3,274,740
6,900	Google, Inc. - Class A(a)	3,914,163
41,700	Grant Prideco, Inc.(a)	2,273,484
34,900	Harris Corp.	2,016,871
34,700	Humana, Inc.(a)	2,424,836
70,600	Intel Corp.	1,825,716
47,400	International Business Machines Corp.	5,583,720
23,200	Johnson & Johnson, Inc.	1,524,240
32,600	Johnson Controls, Inc.	3,850,386
58,800	JPMorgan Chase & Co.	2,694,216
63,200	K-V Pharmaceutical Co.(a)	1,807,520
48,200	Kirby Corp.(a)	2,127,548
18,200	KLA-Tencor Corp.	1,015,196
46,100	Lifetime Brands, Inc.(b)	935,369
59,300	Lowe’s Cos., Inc.	1,661,586
29,900	Memc Electronic Materials, Inc.(a)	1,759,914
30,700	Merck & Co., Inc.	1,586,883
30,200	MetLife, Inc.	2,105,846

Schedule of Investments 21

Shares or Principal Amount		Value

22,300	MICROS Systems, Inc.(a)	$1,451,061
50,000	Monsanto Co.	4,287,000
27,300	Morgan Stanley	1,719,900
16,100	MSC Industrial Direct Co., Inc. - Class A	814,499
26,700	Murphy Oil Corp.	1,866,063
223,000	Navios Maritime Holdings, Inc.	2,930,220
25,100	NII Holdings, Inc.(a)	2,061,965
45,600	Norfolk Southern Corp.	2,367,096
67,500	Oracle Corp.(a)	1,461,375
45,500	Oshkosh Truck Corp.	2,819,635
32,900	QUALCOMM, Inc.	1,390,354
80,600	Quintana Maritime, Ltd. - ADR	1,537,042
32,100	RenaissanceRe Holdings, Ltd.	2,099,661
21,800	Research In Motion, Ltd.(a)	2,148,390
52,000	Rogers Communications, Inc. - Class B	2,367,560
46,900	Schering-Plough Corp.	1,483,447
21,900	Schlumberger, Ltd.(b)	2,299,500
13,700	Siemens AG - ADR	1,880,325
30,500	Stryker Corp.	2,097,180
18,800	Telefonica S.A. - ADR	1,575,064
27,300	The Boeing Co.	2,866,227
13,100	The Goldman Sachs Group, Inc.	2,839,294
28,100	The Walt Disney Co.	966,359
20,850	Union Pacific Corp.	2,357,301
46,800	UnitedHealth Group, Inc.	2,266,524
57,300	Wabtec Corp.	2,146,458
23,200	WellPoint, Inc.(a)	1,830,944
71,800	Wells Fargo & Co.	2,557,516
22,100	Whirlpool Corp.	1,969,110
22,400	Zimmer Holdings, Inc.(a)	1,814,176

Total Common Stocks (Cost $155,918,170)		182,567,298

Other Securities (3.9%)

7,148,566	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	7,148,566

Total Other Securities (Cost $7,148,566)		7,148,566

Total Investments 103.5% (Cost $163,066,736)		189,715,864

Liabilities Less Other Assets (3.5)%		(6,410,252)

Net Assets 100.0%		$183,305,612

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

ADR	American Depositary Receipt

22 Schedule of Investments

Class I IOEIX
Class C IOECX
Class Z IOEZX
Class A IEQAX

Management Overview
ICON Equity Income Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2007, the Fund’s benchmark, the S&P Composite 1500 Index, gained 16.59%, while the ICON Equity Income Fund returned 17.67% for Class I shares, 16.45% for Class C shares, and 17.74% for Class Z shares. Class A shares of the Fund returned 17.29% (and 10.55% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad market was dominated during the fiscal year by strong demand for Materials and Energy stocks as global growth, especially in China, fueled consumption.

The strong performance of the equity market, relative stability in the Moody’s AAA bond yield, and moderate growth in earnings per share has led to a decline of value-to-price ratios for the domestic market. The result has been a need to focus the Fund’s holdings on optimal combinations of value and relative strength.

Despite Federal Reserve policy activity during the fiscal period, 10-year Treasury bond yields ended the fiscal period very close to where they started at around 4.6%. The Fund’s fixed-income positions generally produced a return consistent with the stated coupon yield of the bonds held.

The Fund’s overweighting of the Industrials sector served it well during the period. More than half of this sector’s contribution to performance was a result of the Fund’s holdings in the marine industry.

The Fund’s position in the Materials sector also was beneficial for returns, with particularly strong performance from the diversified metals & mining, steel, and aluminum industries.

While the Information Technology sector generally did well during the period, the lack of dividend-paying stocks from this group limited the Fund’s ability to have a meaningful position in this sector, causing relative underperformance.

Management Overview 23

Q.	How did the Fund’s composition affect performance?

A.	The Fund established a large position in the marine industry based on our estimation of the industry’s strong value, good relative strength, and active dividend yields. Marine stocks seemed to be driven by a global demand to move goods between countries. The industry had a weighted average holding of approximately 2.5% and contributed significantly to fiscal-year returns.

Conversely, the thrifts & mortgage finance industry hampered returns as sub-prime default fears gripped these stocks. Even with a minimal weighted average position size, this industry made a negative contribution to performance.

In general, having determined that REITs lacked the relative strength ICON looks for, we sold mortgage REIT holdings before the brunt of the mortgage crisis decimated them. The Fund’s mortgage REIT holdings returned about 3% while the S&P 1500 Index’s holdings lost approximately (85%). Given the active dividend yield in this industry group, it would not be unusual for the Fund to have a notably larger position than the benchmark when valuation and relative strength criteria are met.

Although it was an underweight position, the Fund enjoyed strong performance from the integrated oil & gas industry. Holdings in the diversified metals and mining and computer hardware industries also aided Fund returns during the period.

Q.	What is your investment outlook for the market?

A.	We measure the broad equity market to be undervalued by 12% relative to our estimate of intrinsic worth, indicating upside potential.

The Financials sector has performed well off of the market’s low on August 15, 2007. Given that sector’s active valuations and relatively high dividend yield, we are monitoring our metrics closely and will increase the sector’s weighting if we believe it is warranted in an effort to augment income generated by the portfolio.

The Consumer Discretionary sector also closed the period with what we consider to be an attractive valuation, and we will watch this group for signs of leadership.

The steepening yield curve is presenting more active risk/return for longer bonds. If rates for longer bonds start to decline, the Fund may be able to take advantage of this relative strength by increasing exposure to the debt sector.

24 Management Overview

Sector Composition
as of September 30, 2007

Financial	19.3%
Industrials	17.2%
Information Technology	11.2%
Telecommunication and Utilities	10.0%
Healthcare	7.2%
Energy	6.8%
Consumer Discretionary	6.1%
Leisure and Consumer Staples	4.4%
Materials	4.4%

Percentages are based upon common stock positions as a percentage of net assets.

Industry Composition
as of September 30, 2007

Pharmaceuticals	4.6%
Computer Hardware	3.8%
Industrial Conglomerates	3.8%
Other Diversified Financial Services	3.8%
Integrated Telecommunication Services	3.5%
Integrated Oil & Gas	3.3%
Semiconductors	3.3%
Life & Health Insurance	3.0%
Reinsurance	2.7%
Aerospace & Defense	2.6%
Wireless Telecommunication Services	2.4%
Diversified Banks	2.3%
Railroads	2.3%
Systems Software	2.1%
Industrial Machinery	2.0%
Auto Parts & Equipment	1.8%
Household Products	1.6%
Marine	1.6%
Trading Companies & Distributors	1.5%
Independent Power Producers & Energy Traders	1.5%
Oil & Gas Equipment & Services	1.5%
Health Care Equipment	1.4%
Agriculture Products	1.3%
Diversified Metals & Mining	1.3%
Internet Software Services	1.3%
Regional Banks	1.3%
Oil & Gas Exploration & Production	1.2%
Construction & Farm Machinery & Heavy Trucks	1.1%
Consumer Finance	1.1%
Footwear	1.1%
Multi-Line Insurance	1.1%
Metal & Glass Containers	1.0%
Steel	0.9%
Electric Utilities	0.9%
Insurance Brokers	0.9%
Oil & Gas Storage & Transportation	0.9%
Asset Management & Custody Banks	0.8%
Electrical Components & Equipment	0.8%
Investment Banking & Brokerage	0.8%
Multi-Utilities	0.8%
Trucking	0.8%
Water Utilities	0.8%
Air Freight & Logistics	0.7%
Communications Equipment	0.7%
Food Retail	0.7%
Household Appliances	0.7%
Life Sciences & Services	0.7%
Soft Drinks	0.7%
Specialty Chemicals	0.7%
Automobile Manufacturers	0.6%
Diversified Chemicals	0.6%
General Merchandise Stores	0.6%
Health Care Facilities	0.6%
Home Improvement Retail	0.6%
Housewares & Specialties	0.6%
Mortgage Reits	0.5%
Property & Casualty Insurance	0.5%
Thrifts & Mortgage Finance	0.5%

Percentages are based upon common stock positions as a percentage of net assets.

Management Overview 25

Average Annual Total Return
as of September 30, 2007

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Equity Income Fund - Class I	9/30/02	17.67%	15.54%	15.54%	1.23%	1.23%

S&P Composite 1500 Index		16.59%	15.82%	15.82%	N/A	N/A

ICON Equity Income Fund - Class C	11/8/02	16.45%	N/A	13.44%	2.29%	2.20%

S&P Composite 1500 Index		16.59%	N/A	13.89%	N/A	N/A

ICON Equity Income Fund - Class Z	5/10/04	17.74%	N/A	12.57%	4.36%	1.20%

S&P Composite 1500 Index		16.59%	N/A	12.99%	N/A	N/A

ICON Equity Income Fund - Class A	5/31/06	17.29%	N/A	13.09%	38.36%	1.44%

ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	10.55%	N/A	8.17%	38.36%	1.44%

S&P Composite 1500 Index		16.59%	N/A	16.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

26 Management Overview

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 27

ICON Equity Income Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (86.6%)
8,700	3M Co.	$814,146
20,300	Abbott Laboratories	1,088,486
10,600	ACE Ltd.	642,042
28,900	Aflac, Inc.	1,648,456
26,600	Aircastle, Ltd.	888,972
19,700	Ameren Corp.	1,034,250
20,600	American International Group, Inc.	1,393,590
7,000	Apache Corp.	630,420
23,200	Archer Daniels Midland Co.	767,456
65,900	AT&T, Inc.	2,788,229
9,500	Ball Corp.	510,625
49,200	Bank of America Corp.	2,473,284
35,700	Barnes Group, Inc.	1,139,544
18,600	Baxter International, Inc.	1,046,808
21,500	BB&T Corp.	868,385
23,800	BCE, Inc. - ADR	953,190
9,700	BHP Billiton, Ltd. - ADR	762,420
12,200	BP PLC - ADR	846,070
43,200	Bristol-Myers Squibb Co.	1,245,024
14,200	BT Group PLC - ADR	892,186
17,800	Canadian National Railway Co. - ADR	1,014,600
18,700	Caterpillar, Inc.	1,466,641
12,400	Chevron Corp.	1,160,392
19,700	China Medical Technologies, Inc.	842,963
27,200	Citigroup, Inc.	1,269,424
5,900	CNOOC, Ltd. - ADR	981,937
21,800	Companhia de Saneamento Basico do Estado de Sao Paulo - ADR	1,076,920
16,800	ConocoPhillips	1,474,536
14,500	Constellation Energy Group	1,243,955
19,800	Corn Products International, Inc.	908,226
21,100	Credicorp Ltd.	1,428,470
17,500	Dow Chemical Co.	753,550
17,900	Drew Industries, Inc.(a)	728,172
7,600	Eaton Corp.	752,704
20,800	Emerson Electric Co.	1,106,976
9,200	Everest Re Group, Ltd.	1,014,208
70,800	Flagstar Bancorp, Inc.	688,884
19,900	FPL Group, Inc.	1,211,512
9,000	Freeport-McMoran Copper & Gold, Inc. - Class B	944,010
16,600	Genco Shipping & Trading, Ltd.	1,087,798
99,800	General Electric Co.	4,131,720
22,900	General Motors Corp.	840,430
2,900	Google, Inc. - Class A(a)	1,645,083
13,000	Greif, Inc., Class A	788,840
45,100	Hewlett-Packard Co.	2,245,529
13,400	Huaneng Power International, Inc. - ADR	707,252
18,700	IDEX Corp.	680,493
77,100	Intel Corp.	1,993,806
23,100	International Business Machines Corp.	2,721,180
40,300	JB Hunt Transport Services, Inc.	1,059,890
15,400	Johnson & Johnson, Inc.	1,011,780

28 Schedule of Investments

Shares or Principal Amount		Value

13,700	Johnson Controls, Inc.	$1,618,107
26,400	JPMorgan Chase & Co.	1,209,648
30,400	Kaman Corp. - Class A	1,050,624
33,600	Kroger Co.	958,272
8,900	L-3 Communications Holdings, Inc.	909,046
11,900	Manor Care, Inc.	766,360
23,000	Merck & Co., Inc.	1,188,870
15,300	MetLife, Inc.	1,066,869
86,200	MFA Mortgage Investments, Inc. - REIT	691,324
91,800	Microsoft Corp.	2,704,428
16,000	Morgan Stanley	1,008,000
21,700	National Financial Partners Corp.	1,149,666
24,800	Nike, Inc. - Class B	1,454,768
16,800	Norfolk Southern Corp.	872,088
12,600	Occidental Petroleum Corp.	807,408
38,500	Partner Communications Co., Ltd.	637,560
14,200	PartnerRe, Ltd.	1,121,658
12,700	PepsiCo, Inc.	930,402
29,400	PerkinElmer, Inc.	858,774
15,231	Philippine Long Distance Telephone Co. - ADR	979,962
12,800	PNC Financial Services Group, Inc.	871,680
30,200	Procter & Gamble Co.	2,124,268
12,000	Prudential Financial, Inc.	1,170,960
21,600	QUALCOMM, Inc.	912,816
12,500	Quanex Corp.	587,250
51,400	Quintana Maritime, Ltd.	980,198
21,300	Raytheon Co.	1,359,366
21,500	RenaissanceRe Holdings, Ltd.	1,406,315
36,100	RPM International, Inc.	864,595
44,000	Schering-Plough Corp.	1,391,720
193,261	Siliconware Precision Industries Co. - ADR	2,338,458
25,200	SK Telecom Co., Ltd. - ADR	748,440
15,400	Smith International, Inc.	1,099,560
11,900	Steel Dynamics, Inc.	555,730
11,700	Target Corp.	743,769
10,300	The Boeing Co.	1,081,397
25,400	The Home Depot, Inc.	823,976
16,800	The Stanley Works	942,984
12,700	Tidewater, Inc.	798,068
15,900	Tsakos Energy Navigation, Ltd.	1,119,519
25,500	Tupperware Brands Corp.	802,995
9,900	Union Pacific Corp.	1,119,294
12,800	United Parcel Service, Inc. - Class B	961,280
28,600	US Bancorp	930,358
19,600	Vodafone Group PLC - ADR	711,480
38,700	Waddell & Reed Financial, Inc. - Class A	1,046,061
58,100	Wells Fargo & Co.	2,069,522

Total Common Stocks (Cost $97,126,274)		112,961,357

Schedule of Investments 29

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Convertible Preferred Stocks (0.8%)
7,000	Northrop Grumman Corp.	7.00%	04/04/21	$1,008,000

Total Convertible Preferred Stocks (Cost $927,374)				1,008,000
Corporate Bonds (2.2%)
$1,000,000	DaimlerChrysler AG	6.50%	11/15/13	1,036,924
1,288,000	Household Finance Corp.	4.75%	07/15/13	1,225,823
575,000	United Rentals NA, Inc.	7.75%	11/15/13	592,250

Total Corporate Bonds
(Cost $2,902,552)				2,854,997
U.S. Government And U.S. Government Agency Bonds (8.5%)
1,000,000	Fannie Mae	6.63%	10/15/07	1,000,704
1,000,000	Fannie Mae	3.25%	01/15/08	994,491
1,000,000	Fannie Mae	5.25%	01/15/09	1,009,196
750,000	Fannie Mae	6.63%	09/15/09	781,006
750,000	Fannie Mae	6.13%	03/15/12	795,655
3,000,000	Freddie Mac	5.00%	01/16/09	3,020,622
1,323,000	Freddie Mac	5.16%	02/27/15	1,312,562
258,000	Freddie Mac	5.00%	09/29/17	251,677
1,000,000	Federal Home Loan Bank	2.75%	03/14/08	990,429
1,000,000	Federal Home Loan Bank	5.80%	09/02/08	1,010,371

Total U.S. Government And U.S. Government Agency Bonds
(Cost $11,139,821)				11,166,713

30 Schedule of Investments

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Call Option Purchased (0.4%)
Anixter International Inc., Expiration January 2009, Exercise Price $75	133	$238,070
Avnet Inc., Expiration January 2009, Exercise Price $50	200	71,000
Harris Corp Option, Expiration February 2008, Exercise Price $60	167	60,955
Kinetic Concepts, Inc., Expiration January 2008, Exercise Price $50	100	88,000
MEMC Electronic Materials, Inc., Expiration January 2008, Exercise Price $65	154	58,520

Total Call Options Purchased (Cost $502,567)		516,545

Shares or Principal Amount		Value

Short-Term Investments (1.3%)
$ 1,650,639	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07 #	$1,650,639

Total Short-Term Investments (Cost $1,650,639)		1,650,639
Total Investments 99.8% (Cost $114,249,227)		130,158,251
Other Assets Less Liabilities 0.2%		202,781

Net Assets 100.0%		$130,361,032

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Schedule of Investments 31

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A IOCAX

Management Overview
ICON Income Opportunity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2007, the S&P Composite 1500 Index gained 16.59%, while the ICON Income Opportunity Fund returned 12.51% for Class I shares, 11.53% for Class C shares, and 12.67% for Class Z shares. Class A shares of the Fund returned 12.51% (and 6.05% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Volatility in the U.S. equity market rose sharply during the fiscal period, driven, we think, by investors’ fears over oil prices, the housing slowdown, consumer spending, and the sub-prime mortgage lending debacle.

These worries were the backdrop for a short-term sell-off from July 19, 2007 to August 16, 2007, in which the S&P 1500 Index lost (9.15%), a correction that interrupted what we believe is an ongoing bull market.

The CBOE Volatility Index (VIX), a measure of the market’s forecast of future volatility, reflected the fear and uncertainty behind this environment. The VIX started the period at a value of 11.98, well below its 15-year average of 18.61. By early March 2007, on the heels of a global equity decline sparked by a free-fall in the Chinese market, the VIX spiked to a high of 19.63.

During the ensuing four months leading up to the sharp correction that began on July 19, market concerns mounted over the sub-prime lending crisis and the slowdown in the U.S. housing market. As investors’ anxiety seemed to increase, so too did the VIX. On August 16, as the market was in the final stage of forming a near-term bottom, the VIX skyrocketed to a period-high of 30.83.

We believe the intense rise in volatility over the period was positive for the ICON Income Opportunity Fund. Increases in stock market volatility generally raise the amount of premium market-makers are willing to pay for call options. Since the Fund writes S&P 500 Index options, the Fund generally received more for options toward the end of this fiscal period than it had since early in the bull market.

32 Management Overview

The Fund participated in 60.3% of the S&P 1500 Index’s upside return for the fiscal year, while dampening volatility and providing a downside cushion along the way.

Q.	How did the Fund’s composition affect performance?

A.	While all nine economic sectors contributed positively to overall Fund performance, the top-contributing sectors for the period included Telecommunication & Utilities, Information Technology, and Energy. These three sectors comprised approximately 33% of the Fund on average over the period. In contrast, the Consumer Discretionary sector, comprising about 9% of the Fund on average over the period, made only a negligible contribution to performance.

At the industry level, the three top contributing groups to Fund performance were oil & gas equipment & services, integrated telecommunication services, and communications equipment. Two of the Fund’s largest industry detractors were housewares & specialties and coal & consumable fuels.

Overall, the Fund’s strategy of writing at-the-money S&P 500 Index call options and buying out-of-the-money S&P 500 Index put options limited the upside potential of the underlying equities. On the other hand, consistent with the recently changed investment strategy of the Fund, the implementation of this index option approach decreased the overall volatility of the Fund, while at the same time providing downside protection during market downturns over the course of the fiscal period.

Q.	What is your investment outlook for the equity market?

A.	Domestic stocks ended the period trading at about a 12% discount to our calculation of their intrinsic value, indicating to us that the bull market has the potential to continue.

While we do not consider market capitalization when making investment decisions, our system has noted the strength of large-capitalization stocks. Since summer 2006, large-cap stocks have outperformed their small- and mid-cap counterparts. Our value and relative strength metrics have pulled us toward many of these issues as they have demonstrated leadership in the marketplace, particularly large-cap Technology and Financial stocks.

While we cannot be certain where option premium levels will go from here, recent levels on the VIX are more in keeping with historical averages. Should these levels continue, we believe it would benefit the Fund: relatively higher values on the VIX have historically translated into higher option premiums, which, in turn, help diminish the Fund’s volatility and enhance its downside protection.

Management Overview 33

Sector Composition
as of September 30, 2007

Information Technology	20.0%
Financial	19.7%
Industrials	18.7%
Healthcare	11.4%
Energy	8.3%
Telecommunication and Utilities	8.0%
Consumer Discretionary	6.3%
Leisure and Consumer Staples	5.6%
Materials	4.2%

Percentages are based upon net assets.

Industry Composition
as of September 30, 2007

Computer Hardware	6.2%
Diversified Banks	4.8%
Aerospace & Defense	4.5%
Construction & Farm Machinery & Heavy Trucks	4.4%
Wireless Telecommunication Services	4.3%
Managed Health Care	4.1%
Industrial Conglomerates	4.0%
Oil & Gas Equipment & Services	4.0%
Other Diversified Financial Services	4.0%
Pharmaceuticals	3.6%
Integrated Oil & Gas	3.4%
Integrated Telecommunication Services	3.3%
Life & Health Insurance	3.1%
Semiconductors	3.1%
Household Products	2.9%
Internet Software Services	2.9%
Technology Distributors	2.7%
Auto Parts & Equipment	2.6%
Multi-Line Insurance	2.6%
Health Care Equipment	2.5%
Marine	2.5%
Systems Software	2.3%
Investment Banking & Brokerage	2.2%
Railroads	2.0%
Reinsurance	2.0%
Communications Equipment	1.8%
Fertilizers & Agricultural Chemicals	1.5%
Metal & Glass Containers	1.4%
Industrial Machinery	1.3%
Home Improvement Retail	1.2%
General Merchandise Stores	1.0%
Semiconductor Equipment	1.0%
Oil & Gas Drilling	0.9%
Automotive Retail	0.8%
Gold	0.8%
Soft Drinks	0.8%
Agriculture Products	0.7%
Food Distributors	0.7%
Health Care Services	0.7%
Household Appliances	0.7%
Biotechnology	0.5%
Distillers & Vintners	0.5%
Diversified Metals & Mining	0.5%
Regional Banks	0.5%
Thrifts & Mortgage Finance	0.5%
Electric Utilities	0.4%

Percentages are based upon net assets.

34 Management Overview

Average Annual Total Return
as of September 30, 2007

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Income Opportunity Fund - Class I	9/30/02	12.51%	11.05%	11.05%	1.47%	1.47%

S&P Composite 1500 Index		16.59%	15.82%	15.82%	N/A	N/A

ICON Income Opportunity Fund - Class C	11/21/02	11.53%	N/A	8.90%	2.61%	2.23%

S&P Composite 1500 Index		16.59%	N/A	13.70%	N/A	N/A

ICON Income Opportunity Fund - Class Z	5/6/04	12.67%	N/A	7.63%	3.52%	1.22%

S&P Composite 1500 Index		16.59%	N/A	12.08%	N/A	N/A

ICON Income Opportunity Fund - Class A	5/31/06	12.51%	N/A	9.65%	42.18%	1.47%

Income Opportunity Fund - Class A (include maximum sales charge of 5.75%)	5/31/06	6.05%	N/A	4.88%	42.18%	1.47%

S&P Composite 1500 Index		16.59%	N/A	16.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 35

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

36 Management Overview

ICON Income Opportunity Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (102.2%)
17,500	Aetna, Inc[x]	$949,725
18,000	Aflac, Inc.	1,026,720
6,600	Allegheny Energy, Inc.(a)	344,916
19,600	America Movil S.A.B. de C.V. - ADR[x]	1,254,400
14,800	American International Group, Inc.[x]	1,001,220
9,200	Anixter International, Inc.(a)(b)	758,540
3,000	Apple Computer, Inc.(a)	460,620
17,500	Arrow Electronics, Inc.(a)x	744,100
16,000	Astec Industries, Inc.(a)	919,200
42,600	AT&T, Inc.[x]	1,802,406
688	AU Optronics Corp. - ADR(b)	11,641
5,500	AutoZone, Inc.(a)x	638,770
17,000	Avnet, Inc.(a)	677,620
10,200	Ball Corp.	548,250
41,200	Banco Santander Central Hispano S.A. - ADR[x]	795,572
30,400	Bank of America Corp.[x]	1,528,208
31,500	Barnes Group, Inc.	1,005,480
9,700	BB&T Corp.	391,783
21,700	BE Aerospace, Inc.(a)	901,201
10,500	BP PLC - ADR	728,175
8,900	Cameron International Corp.(a)x	821,381
12,800	Caterpillar, Inc.	1,003,904
5,500	Celgene Corp.(a)	392,205
9,000	Central European Distribution Corp.(a)	431,190
16,500	CIGNA Corp.[x]	879,285
330	Citadel Broadcasting Corp.[x]	1,373
14,800	Citigroup, Inc.	690,716
8,800	ConocoPhillips	772,376
12,800	Corn Products International, Inc.	587,136
68,900	Dell, Inc.(a)x	1,901,640
6,000	Diamond Offshore Drilling, Inc.[x]	679,740
11,800	Drew Industries, Inc.(a)	480,024
16,800	eBay, Inc.(a)x	655,536
7,200	Everest Re Group, Ltd.	793,728
9,800	Express Scripts, Inc.(a)	547,036
3,800	Freeport-McMoran Copper & Gold, Inc. - Class B	398,582
77,600	General Electric Co.[x]	3,212,640
33,500	Gold Fields Ltd., - ADR	606,015
2,900	Google, Inc. - Class A(a)x	1,645,083
9,600	Greif, Inc., Class A	582,528
10,500	Halliburton Co.	403,200
11,300	Harris Corp.	653,027
16,500	Health Net, Inc.(a)x	891,825
8,300	Hewlett-Packard Co.	413,257
4,400	HSBC Holdings PLC - ADR	407,440
7,900	Humana, Inc.(a)	552,052
75,000	Intel Corp.	1,939,500
18,600	International Business Machines Corp.[x]	2,191,080
19,600	Johnson & Johnson, Inc.	1,287,720
13,300	Johnson Controls, Inc.[x]	1,570,863
21,500	JPMorgan Chase & Co.[x]	985,130
6,400	Kimberly-Clark Corp.	449,664

Schedule of Investments 37

Shares or Principal Amount		Value

17,600	Kirby Corp.(a)	$776,864
15,100	Lam Research Corp.(a)	804,226
9,200	Loews Corp.	444,820
18,600	Lowe’s Cos., Inc.	521,172
19,500	Manulife Financial Corp.	804,570
22,600	Medtronic, Inc.	1,274,866
8,700	MetLife, Inc.[x]	606,651
30,900	Microsoft Corp.[x]	910,314
13,600	Monsanto Co.	1,166,064
14,400	Morgan Stanley[x]	907,200
5,900	Murphy Oil Corp.	412,351
32,000	National Bank Of Greece S.A. - ADR	413,120
3,600	National Oilwell Varco, Inc.(a)	520,200
93,900	Navios Maritime Holdings, Inc.	1,233,846
5,200	NII Holdings, Inc.(a)	427,180
15,500	Norfolk Southern Corp.	804,605
3,300	Northrop Grumman Corp.	257,400
12,400	Occidental Petroleum Corp.[x]	794,592
42,600	Oracle Corp.(a)	922,290
11,700	Oshkosh Truck Corp.[x]	725,049
26,500	Procter & Gamble Co.[x]	1,864,010
8,600	PT Telekomunikasi Indonesia - ADR(b)	419,852
19,400	Raytheon Co.	1,238,108
12,600	RenaissanceRe Holdings, Ltd.	824,166
8,000	Research In Motion, Ltd.(a)	788,400
17,600	Rogers Communications, Inc. - Class B	801,328
41,500	Schering-Plough Corp.[x]	1,312,645
5,100	Schlumberger, Ltd.(b)	535,500
13,600	Sciele Pharma, Inc.(a)	353,872
48,500	Siliconware Precision Industries Co. - ADR(b)	586,850
10,700	Stryker Corp.	735,732
15,700	Sysco Corp.	558,763
12,200	Target Corp.	775,554
11,700	Telefonos de Mexico S.A. de C.V. - ADR	384,579
7,900	The Boeing Co.	829,421
3,900	The Goldman Sachs Group, Inc.	845,286
5,700	The Hartford Financial Services Group, Inc.	527,535
12,700	The Home Depot, Inc.	411,988
17,100	The Pepsi Bottling Group, Inc.	635,607
4,900	Triumph Group, Inc.	400,379
7,100	Union Pacific Corp.	802,726
36,500	Vimpel-Communications - ADR[x]	986,960
21,300	Wabtec Corp.	797,898
7,900	Wachovia Corp.	396,185
11,400	Washington Mutual, Inc.	402,534
13,600	Weatherford International, Ltd.(a)	913,648
51,100	Wells Fargo & Co.[x]	1,820,182
6,700	Whirlpool Corp.	596,970

Total Common Stocks (Cost $72,299,220)		81,589,481
Short-Term Investments (0.0%)
$11,395	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07 #	11,395

Total Short-Term Investments (Cost $11,395)		11,395

38 Schedule of Investments

Underlying Securities Index/
Expiration Date/
Exercise Price	Contracts	Value

Put Options Purchased (0.4%)
S&P Index Oct 1515 Put, Expiration October 2007, Exercise Price $1515	211	$354,480

Total Put Options Purchased (Cost $464,907)		354,480

Shares or Principal Amount		Value

Other Securities (2.8%)
2,214,204	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	$2,214,204

Total Other Securities (Cost $2,214,204)		2,214,204
Total Investments 105.4% (Cost $74,989,726)		84,169,560
Liabilities Less Other Assets (5.4)%		(4,352,704)

Net Assets 100.0%		$79,816,856

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

x	A portion or all of the security is pledged as collateral for all options written.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments 39

Schedule of Written Call Options
September 30, 2007

Underlying Security/
Expiration Date/
Exercise Price	Contracts*	Value

S&P Index Oct 1530 Call, Expiration October 2007, Exercise Price $1530	527	$1,204,195

Total Options Written (Premiums received $2,000,804)		$1,204,195

*	All written options have 100 shares per contract.

The accompanying notes are an integral part of the financial statements.

40 Schedule of Written Call Options

Class I IOLIX
Class C IOLCX
Class Z IOLZX
Class A ISTAX

Management Overview
ICON Long/Short Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund’s benchmark, the S&P Composite 1500 Index, gained 16.59% for the fiscal year ended September 30, 2007. In comparison, the ICON Long/Short Fund returned 15.05% for Class I shares, 14.05% for Class C shares, and 14.81% for Class Z shares. Class A shares of the Fund returned 14.94% (and 8.32% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The stock market climbed a wall of worry during the fiscal year. Concerns over recession, inflation, a sell-off in the Chinese market, housing, and sub-prime mortgages dominated the headlines. The sector leaders of the year, Energy, Materials, and Industrials, are hardly the defensive sectors that investors favor in the face of such fears.

The Financials sector produced the most disappointing returns within the S&P 1500 Index, gaining a meager 1.48% for the fiscal year. At the outset of the year, our system suggested the Financials sector demonstrated the best combination of value and strength. Unfortunately, this value was never realized as the sector was rocked by sub-prime fears and lack of liquidity in the structured credit market. Considering that the Financials sector makes up more than 20% of the S&P 1500 Index, this sector was a drag on both benchmark and Fund returns.

The Consumer Discretionary sector, which we similarly calculated was undervalued at the beginning of the fiscal year, also failed to perform as we’d anticipated. This sector was dragged down by the sub-prime fears, the slowdown in the housing market, and concerns over slowing U.S. consumer spending.

Despite the weak returns from the Financials and Consumer Discretionary sectors, strong economic and earnings growth, low inflation, and moderate bond yields led the market higher during the period.

Q.	How did the Fund’s composition affect performance?

A.	When the fiscal year began, relative strength indicators led the Fund to underweight positions in the leading cyclical sectors: Energy, Materials, and Industrials. However, these sectors contradicted their weak relative

Management Overview 41

strength metrics and led the market higher from the beginning of October 2006 through the end of 2006.

Although the Fund was underweight the Materials, Energy, and Industrials sectors at the beginning of the period, our discipline and relative strength analysis guided us to add to these sectors throughout the year and participate in their returns.

We reduced the Fund’s short positions following the market sell-off, which bottomed out in mid-August 2007. We believe this sell-off, accompanied by a reduction in the federal funds rate, brought value back to the marketplace and reduced the Fund’s short opportunities.

The Financial sector showed value and relative strength at the beginning of the period, but its overweight position did little to enhance Fund returns as the sector was dragged down by sub-prime mortgage fears and liquidity issues.

Our relative strength indicators, as well as some shorting opportunities in the REIT industry, allowed us to reduce the Fund’s exposure to Financials, but the Fund’s weightings at the beginning of the fiscal year contributed to relative underperformance.

An overweight position in the Consumer Discretionary sector also hampered fiscal-year returns. The Fund’s average weight in the sector was about 7.5% versus an average weight of approximately 6% for the benchmark, but our relative strength readings led us to reduce the Fund’s position in this sector throughout the year. Holdings in the homebuilding and home improvement retail industries, which appeared to offer significant value, were hit especially hard by the housing slowdown.

Q.	What is your investment outlook for the equity market?

A.	We expect to maintain the Fund’s overweight long positions in the Energy and Industrials sectors since our system indicates they are demonstrating value and strength against the broad market. We continue to watch for recognition by the market of the value we see in the Financials and Consumer Discretionary sectors.

Although the Fund’s short positions were reduced toward the end of the fiscal year, we continue to monitor valuations to detect any signs of sector and industry overpricing. Should we see value diminishing, we will add short positions as our metrics warrant.

42 Management Overview

Sector Composition
as of September 30, 2007

Financial	19.4%
Information Technology	15.9%
Energy	15.6%
Healthcare	15.4%
Industrials	14.5%
Telecommunication and Utilities	5.6%
Materials	5.1%
Consumer Discretionary	3.3%
Leisure and Consumer Staples	3.0%

Percentages are based upon long positions as a percentage of net assets.

Industry Composition
as of September 30, 2007

Oil & Gas Equipment & Services	7.0%
Managed Health Care	5.5%
Computer Hardware	5.4%
Other Diversified Financial Services	5.2%
Technology Distributors	4.8%
Health Care Services	4.7%
Oil & Gas Drilling	4.7%
Diversified Banks	3.9%
Aerospace & Defense	3.4%
Wireless Telecommunication Services	3.0%
Construction & Farm Machinery & Heavy Trucks	2.8%
Health Care Distributors	2.8%
Life & Health Insurance	2.8%
Steel	2.7%
Integrated Telecommunication Services	2.6%
Railroads	2.6%
Pharmaceuticals	2.4%
Electronic Equipment Manufacturers	2.2%
Diversified Metals & Mining	2.1%
Industrial Machinery	2.0%
Marine	2.0%
Reinsurance	2.0%
Investment Banking & Brokerage	1.9%
Regional Banks	1.9%
Multi-Line Insurance	1.7%
Oil & Gas Exploration & Production	1.7%
Systems Software	1.7%
Household Products	1.5%
Home Improvement Retail	1.4%
Integrated Oil & Gas	1.4%
Auto Parts & Equipment	1.1%
Internet Software Services	1.0%
Soft Drinks	1.0%
Metal & Glass Containers	0.9%
Coal & Consumable Fuels	0.8%
General Merchandise Stores	0.8%
Semiconductor Equipment	0.8%
Marine Ports & Services	0.6%
Distillers & Vintners	0.5%
Trading Companies & Distributors	0.5%

Percentages are based upon long positions as a percentage of net assets.

Management Overview 43

Average Annual Total Return
as of September 30, 2007

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Long/Short Fund - Class I	9/30/02	15.05%	15.65%	15.65%	1.45%	1.45%

S&P Composite 1500 Index		16.59%	15.82%	15.82%	N/A	N/A

ICON Long/Short Fund - Class C	10/17/02	14.05%	N/A	13.54%	2.30%	2.30%

S&P Composite 1500 Index		16.59%	N/A	14.87%	N/A	N/A

ICON Long/Short Fund - Class Z	5/6/04	14.81%	N/A	11.90%	1.17%	1.17%

S&P Composite 1500 Index		16.59%	N/A	12.08%	N/A	N/A

ICON Long/Short Fund - Class A	5/31/06	14.94%	N/A	9.38%	2.51%	1.54%

ICON Long/Short Fund - Class A (include maximum sales charge of 5.75%)	5/31/06	8.32%	N/A	4.62%	2.51%	1.54%

S&P Composite 1500 Index		16.59%	N/A	16.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

44 Management Overview

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 45

ICON Long/Short Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (97.8%)
60,000	AAR Corp.(a)	$1,820,400
100,000	Acergy S.A. - ADR	2,970,000
50,000	Aegean Marine Petroleum Network, Inc.	1,813,000
70,000	Aetna, Inc.[x]	3,798,900
52,600	Aflac, Inc.	3,000,304
148,200	Amedisys, Inc.(a)x	5,693,844
72,500	America Movil S.A.B. de C.V. - ADR	4,640,000
29,400	American International Group, Inc.	1,988,910
92,000	Amphenol Corp. - Class A	3,657,920
60,000	Anixter International, Inc.(a)x	4,947,000
28,000	Apache Corp.	2,521,680
95,000	Arrow Electronics, Inc.(a)	4,039,400
85,000	AT&T, Inc.[x]	3,596,350
55,000	Atwood Oceanics, Inc.(a)	4,210,800
75,000	Avnet, Inc.(a)	2,989,500
50,000	Ball Corp.	2,687,500
160,800	Bank of America Corp.[x]	8,083,416
68,300	BB&T Corp.	2,758,637
41,800	BP PLC - ADR	2,898,830
55,000	Bristow Group, Inc.(a)(b)x	2,404,050
19,500	BT Group PLC - ADR	1,225,185
30,000	Burlington Northern Santa Fe Corp.	2,435,100
75,000	CIGNA Corp.[x]	3,996,750
75,300	Citigroup, Inc.	3,514,251
27,100	CONSOL Energy, Inc.	1,262,860
60,000	Constellation Brands, Inc.(a)	1,452,600
200,000	Dell, Inc.(a)x	5,520,000
40,000	Diamond Offshore Drilling, Inc.[x]	4,531,600
75,000	eBay, Inc.(a)	2,926,500
62,000	ENSCO International, Inc.	3,478,200
26,400	Everest Re Group, Ltd.	2,910,336
59,000	Express Scripts, Inc.(a)	3,293,380
69,200	FMC Technologies, Inc.(a)	3,990,072
42,500	Freeport-McMoran Copper & Gold, Inc. - Class B	4,457,825
44,150	HCC Insurance Holdings, Inc.	1,264,456
56,700	Helix Energy Solutions Group, Inc.(a)	2,407,482
73,500	Henry Schein, Inc.(a)	4,471,740
43,400	Hercules Offshore, Inc.(a)(b)	1,133,174
102,200	Hewlett-Packard Co.	5,088,538
31,700	HSBC Holdings PLC - ADR(b)	2,935,420
40,000	Humana, Inc.(a)	2,795,200
42,400	International Business Machines Corp.	4,994,720
65,000	Johnson & Johnson, Inc.	4,270,500
28,000	Johnson Controls, Inc.	3,307,080
78,200	JPMorgan Chase & Co.	3,583,124
40,000	Kennametal, Inc.	3,359,200
25,500	Kimberly-Clark Corp.	1,791,630
57,500	Kirby Corp.(a)	2,538,050
55,000	KT Corp. - ADR(b)	1,377,750
20,000	Lam Research Corp.(a)	1,065,200

46 Schedule of Investments

Shares or Principal Amount		Value

13,200	Lehman Brothers Holding, Inc.(b)	$814,836
72,800	Lowe’s Cos., Inc.	2,039,856
50,100	MedcoHealth Solutions, Inc.(a)	4,528,539
19,000	MEMC Electronic Materials, Inc.(a)	1,118,340
50,000	Merck & Co., Inc.	2,584,500
38,500	MetLife, Inc.	2,684,605
75,000	Microsoft Corp.	2,209,500
40,000	Moog, Inc. - Class A(a)	1,757,600
11,700	Morgan Stanley	737,100
30,000	MSC Industrial Direct Co., Inc. - Class A	1,517,700
64,300	Mueller Industries, Inc.	2,323,802
40,000	National Oilwell Varco, Inc.(a)	5,780,000
232,600	Navios Maritime Holdings, Inc.	3,056,364
45,000	Norfolk Southern Corp.	2,335,950
45,000	Northwest Pipe Co.(a)	1,701,900
80,000	Oracle Corp.(a)	1,732,000
50,000	Oshkosh Truck Corp.	3,098,500
75,000	Partner Communications Co., Ltd.(b)	1,242,000
95,100	Patterson Cos., Inc.(a)	3,671,811
24,700	Peabody Energy Corp.	1,182,389
40,300	PNC Financial Services Group, Inc.	2,744,430
37,700	Procter & Gamble Co.	2,651,818
25,500	Prudential Financial, Inc.	2,488,290
30,000	PT Telekomunikasi Indonesia - ADR(b)	1,464,600
62,500	Quanex Corp.	2,936,250
55,000	Reliance Steel & Aluminum Co.[x]	3,109,700
5,000	Rio Tinto PLC - ADR	1,717,000
38,300	Rofin-Sinar Technologies, Inc.(a)	2,689,043
65,300	Rogers Communications, Inc. - Class B	2,973,109
12,400	Suncor Energy, Inc. ADR	1,175,644
50,000	Symantec Corp.(a)	969,000
103,000	SYNNEX Corp.(a)	2,117,680
35,000	Target Corp.	2,224,950
75,000	Tata Motors, Ltd. - ADR(b)	1,435,500
40,000	Terex Corp.(a)	3,560,800
60,000	The Boeing Co.[x]	6,299,400
17,100	The Goldman Sachs Group, Inc.	3,706,254
18,400	The Hartford Financial Services Group, Inc.	1,702,920
63,900	The Home Depot, Inc.	2,072,916
80,000	The Pepsi Bottling Group, Inc.	2,973,600
30,000	Tidewater, Inc.	1,885,200
39,600	Transatlantic Holdings, Inc.[x]	2,785,068
25,000	Union Pacific Corp.	2,826,500
60,000	UnitedHealth Group, Inc.	2,905,800
55,500	Wachovia Corp.	2,783,325
50,000	Weatherford International, Ltd.(a)x	3,359,000
30,000	WellPoint, Inc.(a)	2,367,600
157,700	Wells Fargo & Co.	5,617,274

Total Common Stocks (Cost $253,849,463)		283,558,327

Short-Term Investments (1.1%)
$2,997,163	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	2,997,163

Total Short-Term Investments (Cost $2,997,163)		2,997,163

Schedule of Investments 47

Shares or Principal Amount		Value

Other Securities (3.8%)
11,012,588	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	$11,012,588

Total Other Securities (Cost $11,012,588)		11,012,588
Total Investments 102.7% (Cost $267,859,214)		297,568,078
Liabilities Less Other Assets (2.7)%		(7,711,801)

Net Assets 100.0%		$289,856,277

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

x	A portion or all of the security is pledged as collateral for securities sold short.

ADR	American Depositary Receipt

48 Schedule of Investments

Schedule of Securities Sold Short
September 30, 2007

Shares	Short Security	Value

45,000	Advanced Micro Devices, Inc.(a)	$594,000
17,500	BJ’s Wholesale Club, Inc.(a)	580,300
15,600	Brookfield Asset Management, Inc. - Class A	600,600
23,000	Brookfield Properties Corp.	572,700
9,700	BRE Properties, Inc.	542,521
8,600	Coinstar, Inc.(a)	276,662
10,000	Companhia Brasileira De Distribuicao Grupo - ADR	303,200
6,600	Corporate Office Properties Trust	274,758
2,400	Essex Property Trust, Inc.	282,168
12,700	Equity Residential	537,972
104,000	Genesis Microchip, Inc.(a)	815,360
6,500	Hittite Microwave Corp.(a)	286,975
17,600	Host Hotels & Resorts, Inc.	394,944
30,200	Hutchinson Technology, Inc.(a)	742,920
126,600	Ikanos Communications, Inc.(a)	705,162
50,400	Interpublic Group of Cos., Inc.(a)	523,152
50,000	Isle of Capri Casinos, Inc.(a)	972,500
49,900	LaserCard Corp.(a)	554,389
75,100	Louisiana-Pacific Corp.	1,274,447
15,300	Lexmark International, Inc.(a)	635,409
47,600	Micron Technology, Inc.(a)	528,360
75,000	Multimedia Games, Inc.(a)	639,000
3,600	Public Storage	283,140
50,500	Rackable Systems, Inc.(a)	654,985
3,600	SL Green Realty Corp.	420,372
6,000	Sovran Self Storage, Inc.	275,040
60,000	Stillwater Mining Co.(a)	617,400
10,000	Temple-Inland, Inc.	526,300
21,800	UDR, Inc.	530,176
20,700	Weyerhaeuser Co.	1,496,610

Total Securities Sold Short (Proceeds $18,315,847)		$17,441,522

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

ADR	American Depositary Receipt

Schedule of Securities Sold Short 49

Statements of Assets and Liabilities
September 30, 2007

		ICON	ICON	ICON
	ICON	Core	Equity	Income	ICON
	Bond	Equity	Income	Opportunity	Long/Short
	Fund	Fund	Fund	Fund*	Fund
Assets
Investments, at cost	$124,070,254	$163,066,736	$114,249,227	$74,989,726	$267,859,214

Investments, at value†	124,495,069	189,715,864	130,158,251	84,169,560	297,568,078
Cash	6,527	—	1,693	—	132,843
Deposits for short sales	—	—	—	—	18,695,984
Receivables:
Fund shares sold	282,251	164,460	156,537	186,351	1,328,219
Investments sold	—	3,397,976	—	2,937,513	7,398,945
Interest	1,574,056	3,711	158,046	741	29,183
Dividends	—	74,280	185,304	54,198	120,576
Expense reimbursements by Adviser	13,520	—	2,986	3,626	—
Expense reimbursement by Sub-Administrator	—	—	807,370	—	—
Other assets	43,687	45,707	40,811	42,453	63,434

Total Assets	126,415,110	193,401,998	131,510,998	87,394,442	325,337,262

Liabilities
Options written, at value (premiums received of $2,000,804)	—	—	—	1,204,195	—
Common stocks sold short, at value (proceeds of $18,315,847)	—	—	—	—	17,441,522
Payables:
Due to custodian bank	—	20,021	—	272,902	—
Due to prime broker	—	—	—	1,215,297	—
Interest	127	586	522	1,435	—
Investments bought	—	1,846,487	—	2,446,967	6,451,046
Payable for collateral received on securities loaned	1,532,004	7,148,566	—	2,214,204	11,012,588
Fund shares redeemed	146,150	814,209	163,476	110,667	225,826
Distributions due to shareholders	6,645	—	24,612	—	—
Advisory fees and fee waiver recoupment	61,998	112,384	79,201	58,945	195,751
Accrued distribution fees	26,557	94,274	29,641	17,676	83,686
Fund accounting fees	3,010	3,977	2,975	1,939	5,858
Transfer agent fees	6,585	16,908	8,198	5,292	11,450
Administration fees	4,856	7,143	5,028	3,063	10,721
Trustee fees	1,755	2,532	1,782	1,098	3,876
Code 860 expense	—	—	807,370	—	—
Accrued expenses	21,078	29,299	27,161	23,906	38,661

Total Liabilities	1,810,765	10,096,386	1,149,966	7,577,586	35,480,985

Net Assets - all share classes	$124,604,345	$183,305,612	$130,361,032	$79,816,856	$289,856,277

Net Assets - Class I	$123,102,023	$88,245,937	$124,668,453	$77,195,306	$238,942,827

Net Assets - Class C	$1,491,231	$92,349,635	$5,330,728	$2,290,521	$43,985,878

Net Assets - Class Z	$11,091	$1,319,978	$39,822	$36,688	$447,008

Net Assets - Class A	$—	$1,390,062	$322,029	$294,341	$6,480,564

50 Financial Statements

		ICON	ICON	ICON
	ICON	Core	Equity	Income	ICON
	Bond	Equity	Income	Opportunity	Long/Short
	Fund	Fund	Fund	Fund*	Fund
Net Assets Consist of
Paid-in capital	$125,825,644	$141,578,469	$101,770,909	$76,541,086	$252,545,042
Accumulated undistributed net investment income/(loss)	(33,477)	—	(146,553)	—	338,387
Accumulated undistributed net realized gain/(loss) from investments, written options, and securities sold short	(1,612,637)	15,078,015	12,827,652	(6,700,673)	6,389,659
Unrealized appreciation/ (depreciation) on investments, written options and securities sold short	424,815	26,649,128	15,909,024	9,976,443	30,583,189

Net Assets	$124,604,345	$183,305,612	$130,361,032	$79,816,856	$289,856,277

Shares outstanding (unlimited shares authorized, no par value)
Class I	12,280,825	5,317,905	7,565,343	5,858,320	12,406,564
Class C	148,412	5,898,958	326,424	181,602	2,372,019
Class Z	1,107	79,426	2,420	2,744	23,164
Class A	—	85,187	19,633	22,389	337,579
Net asset value (offering and redemption price per share)
Class I	$10.02	$16.59	$16.48	$13.18	$19.26
Class C	$10.05	$15.66	$16.33	$12.61	$18.54
Class Z	$10.02	$16.62	$16.46	$13.37	$19.30
Class A	$—	$16.32	$16.40	$13.15	$19.20
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$—	$17.32	$17.40	$13.95	$20.37

*	Formerly the ICON Covered Call Fund.

†	Includes securities on loan of $1,472,749, $7,008,015, $0, $2,168,286 and $10,733,407.

The accompanying notes are an integral part of the financial statements.

Financial Statements 51

Statements of Operations
For the year ended September 30, 2007

		ICON	ICON	ICON
	ICON	Core	Equity	Income	ICON
	Bond	Equity	Income	Opportunity	Long/Short
	Fund	Fund	Fund	Fund*	Fund
Investment Income
Interest	$5,654,249	$76,721	$590,706	$65,195	$1,216,131
Dividends	—	2,596,002	3,673,601	890,566	3,347,330
Income from securities lending, net	490	10,019	—	1,667	21,508
Foreign taxes withheld	—	—	(4,846)	—	—

Total Investment Income	5,654,739	2,682,742	4,259,461	957,428	4,584,969

Expenses
Advisory fees	624,637	1,489,598	1,036,497	514,294	2,104,848
Distribution fees:
Class I	257,261	246,286	332,349	164,855	510,984
Class C	10,114	977,851	50,750	25,399	364,366
Class A	—	2,514	380	177	9,144
Fund accounting fees	30,762	50,967	37,310	22,104	63,305
Transfer agent fees	67,508	186,477	90,010	54,584	118,634
Administration fees	48,082	91,744	63,839	31,674	114,388
Registration fees:
Class I	19,161	13,017	14,620	14,591	23,196
Class C	11,396	12,982	9,854	9,945	12,878
Class A	—	1,905	1,978	2,289	2,043
Insurance expense	5,376	11,917	7,915	3,693	11,388
Trustee fees and expenses	9,757	17,992	12,854	8,110	21,576
Interest expense	4,347	8,403	9,769	35,980	795
Other expenses	71,217	115,406	89,726	93,363	134,299
Dividends on short positions	—	—	—	—	442,961
Recoupment of previously reimbursed expenses	—	—	—	71,582	7,478
Code 860 expense	—	—	807,370	—	—

Total expenses before expense reimbursement and transfer agent earnings credit	1,159,618	3,227,059	2,565,221	1,052,640	3,942,283

Transfer agent earnings credit	(5,213)	(9,803)	(6,830)	(3,397)	(12,441)
Expense reimbursement by Adviser due to expense limitation agreement	(101,907)	—	(12,700)	—	—
Expense reimbursement of Code 860 expense by the Sub-Administrator	—	—	(807,370)	—	—

Net Expenses	1,052,498	3,217,256	1,738,321	1,049,243	3,929,842

Net Investment Income/(Loss)	4,602,241	(534,514)	2,521,140	(91,815)	655,127

Net Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) from investment transactions	(158,250)	19,681,940	15,603,497	4,877,476	6,388,241
Net realized gain (loss) from written option transactions	—	—	—	(2,091,486)	—
Net realized gain/(loss) from securities sold short	—	—	—	—	947,989
Change in unrealized net appreciation/(depreciation) on investments	756,222	11,709,068	4,578,186	4,362,278	23,497,071
Change in unrealized appreciation/(depreciation) on written options and securities sold short	—	—	—	690,276	503,778

Net realized and unrealized gain/(loss) on investments	597,972	31,391,008	20,181,683	7,838,544	31,337,079

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,200,213	$30,856,494	$22,702,823	$7,746,729	$31,992,206

*	Formerly the ICON Covered Call Fund.

The accompanying notes are an integral part of the financial statements.

52 Financial Statements

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Statements of Changes in Net Assets

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Operations
Net investment income/(loss)	$4,602,241	$3,646,185	$(534,514)	$(958,391)
Net realized gain/(loss) from investment transactions, written options and securities sold short	(158,250)	(1,371,071)	19,681,940	17,009,597
Change in net unrealized appreciation/(depreciation) on investments, written options and securities sold short	756,222	143,765	11,709,068	(10,215,314)

Net increase/(decrease) in net assets resulting from operations	5,200,213	2,418,879	30,856,494	5,835,892

Dividends and Distributions to Shareholders
Net investment income
Class I	(4,626,599)	(3,568,886)	—	—
Class C	(46,277)	(35,016)	—	—
Class Z	(527)	(163)	—	—
Class A	—	—	—	—
Net realized gains
Class I	—	(67,629)	(7,580,907)	(3,632,925)
Class C	—	(720)	(7,230,668)	(3,157,999)
Class Z	—	(5)	(94,989)	(44,621)
Class A	—	—	(36,638)	—

Net decrease from dividends and distributions	(4,673,403)	(3,672,419)	(14,943,202)	(6,835,545)

Fund Share Transactions
Shares sold
Class I	68,988,664	64,855,369	23,824,919	48,438,116
Class C	917,781	680,279	8,551,109	30,392,845
Class Z	48,144	3,382	133,685	144,544
Class A	—	—	1,422,196	126,818
Reinvested dividends and distributions
Class I	4,481,263	3,549,356	6,749,960	3,340,799
Class C	44,325	32,459	6,925,661	3,039,446
Class Z	525	169	92,041	44,621
Class A	—	—	32,501	—
Shares repurchased
Class I	(41,215,819)	(59,254,239)	(55,610,067)	(40,446,108)
Class C	(441,608)	(720,554)	(26,377,163)	(14,874,966)
Class Z	(41,463)	(5,070)	(299,637)	(69,837)
Class A	—	—	(279,650)	—

Net increase/(decrease) from fund share transactions	32,781,812	9,141,151	(34,834,445)	30,136,278

Total net increase/(decrease) in net assets	33,308,622	7,887,611	(18,921,153)	29,136,625
Net Assets
Beginning of period	91,295,723	83,408,112	202,226,765	173,090,140

End of period	$124,604,345	$91,295,723	$183,305,612	$202,226,765

54 Financial Statements

ICON Equity Income Fund		ICON Income Opportunity Fund*		ICON Long/Short Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2007	2006	2007	2006	2007	2006

$2,521,140	$2,594,897	$(91,815)	$(52,034)	$655,127	$44,891

15,603,497	6,652,579	2,785,990	4,370,730	7,336,230	8,168,092
4,578,186	(4,514,597)	5,052,554	(4,231,738)	24,000,849	(5,119,897)

22,702,823	4,732,879	7,746,729	86,958	31,992,206	3,093,086

(2,854,133)	(3,020,514)	(46,145)	—	(394,093)	—
(70,223)	(62,488)	—	—	—	—
(787)	(546)	—	—	(13,175)	—
(3,730)	(137)	(41)	—	(7,001)	—

(5,844,508)	(8,604,004)	(10,443,229)	(466,120)	(4,519,604)	—
(206,407)	(280,066)	(411,998)	(32,162)	(791,906)	—
(971)	(1,603)	(3,627)	(31)	(82,900)	—
(2,660)	—	(5,517)	—	(47,236)	—

(8,983,419)	(11,969,358)	(10,910,557)	(498,313)	(5,855,915)	—

20,775,427	35,024,898	32,396,237	21,879,443	124,049,120	155,386,607
879,642	1,641,563	350,569	471,669	18,629,284	15,396,350
21,895	5,128	29,639	84,618	287,714	3,298,177
289,568	18,735	269,504	15,074	6,279,254	828,559

8,210,633	10,796,225	10,266,374	459,746	4,670,355	—
256,742	293,967	379,286	27,565	745,754	—
1,757	2,148	3,627	31	96,075	—
6,277	137	5,556	—	43,032	—

(51,367,295)	(34,657,379)	(22,746,946)	(15,996,624)	(80,032,782)	(42,414,938)
(1,040,584)	(817,109)	(1,156,174)	(1,268,384)	(5,843,771)	(3,333,058)
(11,598)	(4,693)	(89)	(80,654)	(3,639,251)	(54,803)
(12,552)	(29)	(84)	(27)	(977,888)	(10,006)

(21,990,088)	12,303,591	19,797,499	5,592,457	64,306,896	129,096,888

(8,270,684)	5,067,112	16,633,671	5,181,102	90,443,187	132,189,974

138,631,716	133,564,604	63,183,185	58,002,083	199,413,090	67,223,116

$130,361,032	$138,631,716	$79,816,856	$63,183,185	$289,856,277	$199,413,090

Financial Statements 55

Statements of Changes in Net Assets (continued)

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Transactions in Fund Shares
Shares Sold
Class I	6,930,357	6,497,960	1,521,324	3,111,904
Class C	91,548	68,321	576,959	2,023,988
Class Z	4,870	338	8,541	9,247
Class A	—	—	92,820	8,503
Reinvested dividends and distributions
Class I	448,497	355,905	447,314	223,460
Class C	4,422	3,232	483,635	211,758
Class Z	53	17	6,091	2,991
Class A	—	—	2,184	—
Shares repurchased
Class I	(4,131,816)	(5,932,254)	(3,549,165)	(2,631,913)
Class C	(44,117)	(72,047)	(1,762,394)	(993,097)
Class Z	(4,178)	(505)	(19,996)	(4,524)
Class A	—	—	(18,320)	—

Net increase/(decrease)	3,299,636	920,967	(2,211,007)	1,962,317

Shares outstanding beginning of period	9,130,708	8,209,741	13,592,483	11,630,166

Shares outstanding end of period	12,430,344	9,130,708	11,381,476	13,592,483

Purchase and Sales of Investment Securities (excluding short-term securities and written options)
Purchase of securities (including short sale transactions)	$21,614,156	$44,043,104	$228,139,282	$309,597,013
Proceeds from sales of securities (including short sale transactions)	25,763,927	31,016,317	275,726,296	287,820,163
Purchases of long-term U.S. government securities	43,613,130	14,805,946	—	—
Proceeds from sales of long-term U.S. government securities	5,421,100	11,229,676	—	—
Accumulated undistributed net investment income/(loss)	$(33,477)	$37,685	$—	$—

*	Formerly the ICON Covered Call Fund

The accompanying notes are an integral part of the financial statements.

56 Financial Statements

ICON Equity Income Fund		ICON Income Opportunity Fund*		ICON Long/Short Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2007	2006	2007	2006	2007	2006

1,331,983	2,306,970	2,383,848	1,585,494	6,741,937	8,952,416
56,569	108,682	26,619	35,165	1,050,920	916,226
1,408	338	2,101	5,982	15,636	185,742
18,766	1,249	20,879	1,094	340,691	48,384

536,569	729,216	776,387	33,630	266,877	—
16,958	20,038	29,724	2,068	43,971	—
114	145	274	2	5,462	—
405	9	424	—	2,463	—

(3,260,624)	(2,290,509)	(1,672,257)	(1,164,572)	(4,408,590)	(2,470,963)
(67,244)	(54,361)	(87,051)	(94,159)	(328,475)	(201,278)
(734)	(304)	(7)	(5,853)	(189,213)	(3,184)
(794)	(2)	(6)	(2)	(53,377)	(582)

(1,366,624)	821,471	1,480,935	398,849	3,488,302	7,426,761

9,280,444	8,458,973	4,584,120	4,185,271	11,651,024	4,224,263

7,913,820	9,280,444	6,065,055	4,584,120	15,139,326	11,651,024

$154,997,733	$216,358,850	$109,635,674	$101,463,973	$324,247,248	$213,729,009
192,524,496	210,597,210	104,042,037	100,165,236	246,986,193	105,361,679
7,570,798	3,470,308	—	—	—	—
750,000	4,539,570	—	—	—	—
$(146,553)	$240,595	$—	$—	$338,387	$44,891

Financial Statements 57

Financial Highlights

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/(losses)	investment	investment	realized
	period	(loss)(x)	on investments	operations	income	gains

ICON Bond Fund
Class I†
Year Ended September 30, 2007	$10.00	$0.44	$0.03	$0.47	$(0.45)	$—
Year Ended September 30, 2006	10.16	0.42	(0.15)	0.27	(0.42)	(0.01)
Year Ended September 30, 2005	10.52	0.40	(0.29)	0.11	(0.41)	(0.06)
Year Ended September 30, 2004	10.41	0.45	0.10	0.55	(0.44)	—
September 30, 2002 (inception) to September 30, 2003	10.00	0.42	0.38	0.80	(0.39)	—
Class C
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	—
Year Ended September 30, 2006	10.18	0.36	(0.15)	0.21	(0.36)	(0.01)
Year Ended September 30, 2005	10.54	0.33	(0.28)	0.05	(0.35)	(0.06)
Year Ended September 30, 2004	10.42	0.38	0.12	0.50	(0.38)	—
October 21, 2002 (inception) to September 30, 2003	9.79	0.37	0.60	0.97	(0.34)	—
Class Z
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	—
Year Ended September 30, 2006	10.15	0.45	(0.15)	0.30	(0.44)	(0.01)
Year Ended September 30, 2005	10.51	0.42	(0.28)	0.14	(0.44)	(0.06)
May 6, 2004 (inception) to September 30, 2004	10.26	0.46	(0.02)	0.44	(0.19)	—
ICON Core Equity Fund
Class I
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	—	(1.11)
Year Ended September 30, 2006	15.14	(0.02)	0.67	0.65	—	(0.57)
Year Ended September 30, 2005	12.78	(0.05)	2.41	2.36	—	—
Year Ended September 30, 2004	11.12	(0.07)	1.73	1.66	—	—
Year Ended September 30, 2003	9.50	(0.04)	1.66	1.62	—	—
Class C
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	—	(1.11)
Year Ended September 30, 2006	14.58	(0.14)	0.65	0.51	—	(0.57)
Year Ended September 30, 2005	12.41	(0.15)	2.32	2.17	—	—
Year Ended September 30, 2004	10.88	(0.16)	1.69	1.53	—	—
Year Ended September 30, 2003	9.36	(0.11)	1.63	1.52	—	—
Class Z
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	—	(1.11)
Year Ended September 30, 2006	15.12	0.02	0.66	0.68	—	(0.57)
Year Ended September 30, 2005	12.79	(0.14)	2.47	2.33	—	—
May 6, 2004 (inception) to September 30, 2004	12.07	(0.03)	0.75	0.72	—	—
Class A
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	—	(1.11)
May 31, 2006 (inception) to September 30, 2006	15.80	(0.27)	(0.44)	(0.71)	—	—

The accompanying notes are an integral part of the financial statements.

58 Financial Highlights

							Ratio of net investment
				Ratio of expenses to average net assets(a)			income to avg net assets(a)
				Before	After		Before	After
				expense	expense		expense	expense
distributions				limitation	limitation		limitation	limitation
Total			Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	Net asset		end of	agent	agent		agent	agent	Portfolio
and	value, end	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

$(0.45)	$10.02	4.80%	$123,102	1.09%	1.00	%(c)	4.34%	4.42%	34.40%
(0.43)	10.00	2.72%	90,324	1.11%	1.01	%(c)	4.14%	4.24%	66.82%
(0.47)	10.16	1.05%	82,415	1.18%	1.10%		3.72%	3.80%	76.28%
(0.44)	10.52	5.41%	61,502	1.29%	1.30%		4.28%	4.27%	37.98%

(0.39)	10.41	8.19%	39,338	1.45%	1.30%		4.01%	4.16%	41.65%

(0.39)	10.05	4.27%	1,491	3.15%	1.60	%(c)	2.28%	3.82%	34.40%
(0.37)	10.02	2.09%	968	3.08%	1.61	%(c)	2.17%	3.64%	66.82%
(0.41)	10.18	0.47%	988	3.42%	1.69%		1.46%	3.19%	76.28%
(0.38)	10.54	4.83%	371	6.84%	1.90%		3.63%	8.57%	37.98%

(0.34)	10.42	9.98%	260	2.05%	1.90%		3.48%	3.63%	41.65%

(0.47)	10.02	5.02%	11	31.60%	0.75	%(c)	(26.18)%	4.67%	34.40%
(0.45)	10.00	3.06%	4	25.40%	0.76	%(c)	(20.18)%	4.47%	66.82%
(0.50)	10.15	1.30%	5	74.28%	0.84%		(69.41)%	4.03%	76.28%

(0.19)	10.51	4.33%	1	0.86%	0.86%		4.60%	4.60%	37.98%

(1.11)	16.59	17.05%	88,246	1.24%	1.23%		0.12%	0.13%	116.81%
(0.57)	15.22	4.35%	104,966	1.23%	1.23%		(0.13)%	(0.13)%	148.67%
—	15.14	18.47%	93,780	1.27%	N/A		(0.33)%	N/A	136.82%
—	12.78	14.93%	47,273	1.33%	N/A		(0.59)%	N/A	116.26%
—	11.12	17.05%	37,603	1.39%	N/A		(0.37)%	N/A	188.07%

(1.11)	15.66	16.25%	92,350	2.02%	2.02%		(0.68)%	(0.67)%	116.81%
(0.57)	14.52	3.54%	95,842	2.03%	2.02%		(0.91)%	(0.91)%	148.67%
—	14.58	17.49%	78,145	2.04%	N/A		(1.10)%	N/A	136.82%
—	12.41	14.06%	53,101	2.08%	N/A		(1.34)%	N/A	116.26%
—	10.88	16.24%	35,428	2.14%	N/A		(1.12)%	N/A	188.07%

(1.11)	16.62	17.18%	1,320	1.18%	1.18%		0.17%	0.17%	116.81%
(0.57)	15.23	4.57%	1,291	0.99%	0.98%		0.12%	0.12%	148.67%
—	15.12	18.22%	1,165	1.76%	N/A		(0.94)%	N/A	136.82%

—	12.79	5.97%	36	1.12%	N/A		(0.28)%	N/A	116.26%

(1.11)	16.32	16.25%	1,390	1.66%	1.65%		(0.42)%	(0.41)%	116.81%

—	15.09	(4.49)%	128	7.44%	7.43%		(5.45)%	(5.44)%	148.67%

Financial Highlights 59

Financial Highlights (continued)

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/(losses)	investment	investment	realized
	period	(loss)(x)	on investments	operations	income	gains

ICON Equity Income Fund
Class I†
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)
Year Ended September 30, 2005	14.33	0.27	1.54	1.81	(0.27)	(0.08)
Year Ended September 30, 2004	12.22	0.31	2.09	2.40	(0.29)	—
September 30, 2002 (inception) to September 30, 2003	10.00	0.25	2.20	2.45	(0.23)	—
Class C
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)
Year Ended September 30, 2006	15.71	0.15	0.29	0.44	(0.21)	(1.09)
Year Ended September 30, 2005	14.27	0.13	1.54	1.67	(0.15)	(0.08)
Year Ended September 30, 2004	12.21	0.20	2.06	2.26	(0.20)	—
November 8, 2002 (inception) to September 30, 2003	10.63	0.16	1.59	1.75	(0.17)	—
Class Z
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)
Year Ended September 30, 2005	14.33	0.28	1.55	1.83	(0.29)	(0.08)
May 10, 2004 (inception) to September 30, 2004	13.43	0.39	0.70	1.09	(0.19)	—
Class A
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)
May 31, 2006 (inception) to September 30, 2006	15.04	0.08	(0.01)	0.07	(0.19)	—
ICON Income Opportunity Fund#
Class I†
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)
Year Ended September 30, 2006	13.88	(0.01)	0.05	0.04	—	(0.12)
Year Ended September 30, 2005	13.25	(0.06)	1.26	1.20	—	(0.57)
Year Ended September 30, 2004	12.40	(0.07)	1.36	1.29	—	(0.44)
September 30, 2002 (inception) to September 30, 2003	10.00	(0.07)	2.47	2.40	—	—
Class C
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	—	(2.23)
Year Ended September 30, 2006	13.56	(0.11)	0.06	(0.05)	—	(0.12)
Year Ended September 30, 2005	13.06	(0.16)	1.23	1.07	—	(0.57)
Year Ended September 30, 2004	12.32	(0.16)	1.34	1.18	—	(0.44)
November 21, 2002 (inception) to September 30, 2003	10.75	(0.17)	1.74	1.57	—	—
Class Z
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	—	(2.23)
Year Ended September 30, 2006	13.94	0.02	0.10	0.12	—	(0.12)
Year Ended September 30, 2005	13.29	(0.03)	1.25	1.22	—	(0.57)
May 6, 2004 (inception) to September 30, 2004	12.86	(0.01)	0.44	0.43	—	—

The accompanying notes are an integral part of the financial statements.

60 Financial Highlights

								Ratio of net investment
				Ratio of expenses to average net assets(a)				income to avg net assets(a)
				Before		After		Before	After
				expense		expense		expense	expense
distributions				limitation		limitation		limitation	limitation
Total			Net assets,	and transfer		and transfer		and transfer	and transfer
dividends	Net asset		end of	agent		agent		agent	agent	Portfolio
and	value, end	Total	period (in	earnings		earnings		earnings	earnings	turnover
distributions	of period	return*	thousands)	credit		credit		credit	credit	rate(b)

(1.01)	16.48	17.67%	$124,668	1.23	%(g)	1.22	%(c)	1.86%	1.86%	121.30%
(1.44)	14.94	4.02%	133,835	1.23%		1.23	%(c)	1.96%	1.96%	162.84%
(0.35)	15.79	12.71%	129,681	1.27%		1.27%		1.79%	1.79%	143.82%
(0.29)	14.33	19.69%	117,552	1.35%		1.37%		2.25%	2.23%	51.84%

(0.23)	12.22	24.72%	42,474	1.72%		1.45%		2.23%	2.30%	35.17%

(0.89)	16.33	16.45%	5,331	2.33	%(g)	2.21	%(c)	0.75%	0.87%	121.30%
(1.30)	14.85	3.03%	4,753	2.29%		2.20	%(c)	0.91%	1.00%	162.84%
(0.23)	15.71	11.71%	3,861	2.53%		2.20%		0.53%	0.86%	143.82%
(0.20)	14.27	18.56%	1,885	3.47%		2.20%		0.12%	1.40%	51.84%

(0.17)	12.21	16.63%	581	2.48%		2.20%		1.10%	1.38%	35.17%

(1.04)	16.46	17.74%	40	11.08	%(g)	1.21	%(c)	(7.96)%	1.92%	121.30%
(1.44)	14.94	4.04%	24	4.36%		1.20	%(c)	(1.20)%	1.96%	162.84%
(0.37)	15.79	12.89%	23	9.37%		1.20%		(6.31)%	1.86%	143.82%

(0.19)	14.33	8.12%	14	1.11%		0.97	%(d)	2.62%	2.76%	51.84%

(1.01)	16.40	17.29%	322	3.77	%(g)	1.45	%(c)	(0.60)%	1.73%	121.30%

(0.19)	14.92	0.46%	19	38.36%		1.44	%(c)	(35.18)%	1.74%	162.84%

(2.24)	13.18	12.51%	77,195	1.50%		1.50	%(c)	(0.11)%	(0.11)%	150.42%
(0.12)	13.80	0.30%	60,321	1.47%		1.47	%(c)	(0.04)%	(0.04)%	159.55%
(0.57)	13.88	9.21%	54,347	1.54%		1.45%		(0.57)%	(0.48)%	159.35%
(0.44)	13.25	10.53%	42,962	1.60%		1.45%		(0.67)%	(0.52)%	167.57%

—	12.40	24.00%	20,981	2.07%		1.45%		(1.27)%	(0.65)%	184.24%

(2.23)	12.61	11.53%	2,291	2.76%		2.25	%(c)	(1.34)%	(0.83)%	150.42%
(0.12)	13.39	(0.36)%	2,842	2.61%		2.23	%(c)	(1.23)%	(0.85)%	159.55%
(0.57)	13.56	8.31%	3,652	2.80%		2.20%		(1.80)%	(1.20)%	159.35%
(0.44)	13.06	9.69%	1,964	3.89%		2.20%		(2.93)%	(1.23)%	167.57%

—	12.32	14.60%	148	2.83%		2.20%		(2.13)%	(1.50)%	184.24%

(2.23)	13.37	12.67%	37	17.99%		1.25	%(c)	(16.64)%	0.10%	150.42%
(0.12)	13.94	0.88%	5	3.52%		1.22	%(c)	(2.14)%	0.15%	159.55%
(0.57)	13.94	9.42%	3	53.94%		1.20%		(52.97)%	(0.23)%	159.35%

—	13.29	3.34%	3	1.12%		1.12%		(0.11)%	(0.11)%	167.57%

Financial Highlights 61

Financial Highlights (continued)

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/(losses)	investment	investment	realized
	period	(loss)(x)	on investments	operations	income	gains

Income Opportunity Fund#
Class A
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)
May 31, 2006 (inception) to September 30, 2006	13.73	0.03	0.04	0.07	—	—
ICON Long/Short Fund(e)
Class I†
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)
Year Ended September 30, 2006	15.99	0.03	1.17	1.20	—	—
Year Ended September 30, 2005	13.92	(0.08)	2.65	2.57	—	(0.50)
Year Ended September 30, 2004	12.00	(0.08)	2.16	2.08	—	(0.16)
September 30, 2002 (inception) to September 30, 2003	10.00	(0.07)	2.07	2.00	—	—
Class C
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	—	(0.43)
Year Ended September 30, 2006	15.63	(0.13)	1.17	1.04	—	—
Year Ended September 30, 2005	13.73	(0.19)	2.59	2.40	—	(0.50)
Year Ended September 30, 2004	11.92	(0.18)	2.15	1.97	—	(0.16)
October 17, 2002 (inception) to September 30, 2003	10.61	(0.15)	1.46	1.31	—	—
Class Z
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)
Year Ended September 30, 2006	16.05	0.11	1.13	1.24	—	—
Year Ended September 30, 2005	13.94	(0.05)	2.66	2.61	—	(0.50)
May 6, 2004 (inception) to September 30, 2004	13.99	(0.04)	(0.01)	(0.05)	—	—
Class A
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)
May 31, 2006 (inception) to September 30, 2006	17.52	0.05	(0.39)	(0.34)	—	—

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
†	The Fund has changed its originally stated inception date of October 1, 2002 to September 30, 2002.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	The limitation on expenses for Class Z shares occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 3.
(e)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C, 1.30% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
#	Formerly the ICON Covered Call Fund.
(f)	Prior disclosures were reclassified to be consistent with current presentation.

(g)	The Ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including non-recurring Code 860 expense were 1.81%, 2.91%, 11.66% and 4.35% for Class I, C, Z and A, respectively. See Note 6.

The accompanying notes are an integral part of the financial statements.

62 Financial Highlights

								Ratio of net investment
				Ratio of expenses to average net assets(a)				income to avg net assets(a)
				Before		After		Before		After
				expense		expense		expense		expense
distributions				limitation		limitation		limitation		limitation
Total			Net assets,	and transfer		and transfer		and transfer		and transfer
dividends	Net asset		end of	agent		agent		agent		agent	Portfolio
and	value, end	Total	period (in	earnings		earnings		earnings		earnings	turnover
distributions	of period	return*	thousands)	credit		credit		credit		credit	rate(b)

(2.27)	13.15	12.51%	$294	7.12%		1.49	%(c)	(5.85)%		(0.22)%	150.42%

—	13.80	0.51%	15	42.18%		1.47	%(c)	(40.01)%		0.69%	159.55%

(0.47)	19.26	15.05%	238,943	1.46%		1.46	%(c)	0.39%		0.39%	105.00%
—	17.19	7.50%	168,522	1.45	%(f)	1.45	%(c)	0.18	%(f)	0.18%	94.62%
(0.50)	15.99	18.69%	53,158	1.58%		1.58%		(0.53)%		(0.53)%	112.06%
(0.16)	13.92	17.42%	24,480	2.15%		1.74%		(1.03)%		(0.62)%	148.32%

—	12.00	20.00%	9,726	3.09%		1.55%		(2.20)%		(0.66)%	162.25%

(0.43)	18.54	14.05%	43,986	2.33%		2.32	%(c)	(0.48)%		(0.47)%	105.00%
—	16.67	6.65%	26,763	2.30	%(f)	2.30	%(c)	(0.78	)%(f)	(0.78)%	94.62%
(0.50)	15.63	17.68%	13,925	2.37%		2.32%		(1.35)%		(1.31)%	112.06%
(0.16)	13.73	16.61%	3,716	3.70%		2.49%		(2.57)%		(1.35)%	148.32%

—	11.92	12.35%	269	3.84%		2.30%		(2.99)%		(1.45)%	162.25%

(0.50)	19.30	14.81%	447	1.25%		1.25	%(c)	0.55%		0.55%	105.00%
—	17.29	7.73%	3,306	1.17	%(f)	1.17	%(c)	0.61	%(f)	0.61%	94.62%
(0.50)	16.05	18.96%	140	3.07%		1.33%		(2.07)%		(0.33)%	112.06%

—	13.94	(0.36)%	32	1.98%		1.76%		(0.50)%		(0.28)%	148.32%

(0.49)	19.20	14.94%	6,481	1.68%		1.67	%(c)	0.27%		0.26%	105.00%

—	17.18	(1.94)%	821	2.51%		1.54	%(c)	(0.01)%		0.96%	94.62%

Financial Highlights 63

Notes to Financial Statements
September 30, 2007

1. Organization

The ICON Bond Fund (“Bond Fund”), ICON Core Equity Fund (“Core Equity Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Income Opportunity Fund (“Income Opportunity Fund”, formerly, the ICON Covered Call Fund) and ICON Long/Short Fund (“Long/Short Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers four classes of shares, Class I, Class C, Class Z and Class A with the exception of Bond Fund, which offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Income Opportunity Fund is modest capital appreciation and to maximize realized gains. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Income Opportunity Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund engages in short

64 Notes to Financial Statements

selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on

Notes to Financial Statements 65

Notes to Financial Statements (continued)

the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open. The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

66 Notes to Financial Statements

New Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’ custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2007.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Notes to Financial Statements 67

Notes to Financial Statements (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statement of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2007.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the

68 Notes to Financial Statements

underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2007.

Options Transactions

The Income Opportunity Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options on individual securities and on securities indexes.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the fund exercises a call on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

Notes to Financial Statements 69

Notes to Financial Statements (continued)

The Income Opportunity Fund’s written options are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. Such collateral for the Fund is restricted from use. The cash collateral or borrowings from the prime broker are included on the Statement of Assets and Liabilities. The securities pledged as collateral are included on the Schedule of Investments.

As of September 30, 2007, the Equity Income Fund and the Income Opportunity Fund engaged in option transactions which are included on each Funds’ Schedule of Investments.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as ‘Deposits for short sales.’ The securities pledged as collateral that are restricted from use is included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short may exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2007, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to non-affiliated qualified parties. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy.

70 Notes to Financial Statements

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2007, the following Funds had securities with the following values on loans:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Bond Fund	$1,472,749	$1,532,004
ICON Core Equity Fund	7,008,015	7,148,566
ICON Income Opportunity Fund	2,168,286	2,214,204
ICON Long/Short Fund	10,733,407	11,012,588

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Income Opportunity Fund distribute net investment income, if any, to shareholders quarterly. Other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in

Notes to Financial Statements 71

Notes to Financial Statements (continued)

accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications, if any, of FIN 48. Its impact to the financial statements has not yet been determined.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net

72 Notes to Financial Statements

asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Equity Income and Income Opportunity Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

	Class I	Class C	Class Z	Class A

ICON Bond Fund	1.00%	1.60%	0.75%	N/A
ICON Equity Income Fund	1.45%	2.20%	1.20%	1.45%
ICON Income Opportunity Fund	1.45%	2.20%	1.20%	1.45%
ICON Long/Short Fund	1.55%	2.30%	1.30%	1.55%

The Funds’ expense limitation will continue in effect until at least January 31, 2017.

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2007 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

	2008	2009	2010

ICON Bond Fund	$90,804	$102,270	$101,907
ICON Equity Income Fund	11,555	6,067	13,070
ICON Income Opportunity Fund	22,209	42,816	20,262

Notes to Financial Statements 73

Notes to Financial Statements (continued)

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the Fund Accounting Agent for the Funds. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2007, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2007, the Funds’ payment for administrative services to ICON is included in the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

74 Notes to Financial Statements

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown in the Statement of Operations.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2007, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2007, this amount was $202,954.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. The ICON Income Opportunity Fund is limited to the lesser

Notes to Financial Statements 75

Notes to Financial Statements (continued)

of $50 million or 10% of net asset value. Interest on domestic borrowings with BBH is charged at LIBOR plus 2.00%, which was 7.12% at September 30, 2007. Interest on domestic borrowings with the prime broker is charged at the Fed Funds rate plus 50 basis points, which was 5.75% at September 30, 2007. The average interest rate charged for the year ended September 30, 2007 was 6.96%.

Average Borrowing
(10/1/06-9/30/07)

ICON Bond Fund	$1,643,695
ICON Core Equity Fund**	1,118,090
ICON Equity Income Fund**	715,467
ICON Income Opportunity Fund**	716,525
ICON Long/Short Fund	176,140

**Fund had outstanding borrowings as of September 30, 2007.

5. Options Contracts Written

The number of option contracts written and the premiums received by the Income Opportunity Fund during the year ended September 30, 2007, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	13,216	$2,108,685
Options written during year	25,686	32,716,751
Options expired during year	(1,745)	(215,172)
Options closed during year	(36,630)	(32,609,460)
Options exercised during year	-	-

Options outstanding, end of year	527	$2,000,804

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30,

76 Notes to Financial Statements

2007 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. The ICON Bond Fund has a capital loss carryforward of $1,454,386, which expires in 2015.

For the year ended September 30, 2007 the ICON Bond Fund also elected to defer post October losses of $158,250.

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Bond Fund	$4,558,618	$—	$4,558,618	$4,558,618
ICON Core Equity Fund	282,034	14,661,168	14,943,202	14,943,202
ICON Equity Income Fund	3,096,011	6,054,545	9,150,556	9,150,556
ICON Income Opportunity Fund	10,910,557	—	10,910,557	10,910,557
ICON Long/Short Fund	414,269	5,441,646	5,855,915	5,855,915

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Bond Fund	$3,571,906	$57,888	$3,629,794	$3,629,794
ICON Core Equity Fund	16,325	6,819,220	6,835,545	6,835,545
ICON Equity Income Fund	2,922,978	8,885,673	11,808,651	11,808,651
ICON Income Opportunity Fund	—	498,313	498,313	498,313

As of September 30, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Distributions	capital and	Appreciation	Earnings
Fund	Income	Term Gains	Earnings	Payable *	other losses	(Depreciation) **	(Deficits)

ICON Bond Fund	$402,803	$—	$402,803	$(436,281)	$(1,612,636)	$424,815	$(1,221,299)
ICON Core Equity Fund	8.394,122	6,683,893	15,078,015	—	—	26,649,128	41,727,143
ICON Equity Income Fund	6,768,155	6,457,591	13,225,746	(525,680)		15,890,057	28,590,123
ICON Income Opportunity Fund	3,275,770	—	3,275,770	—	—	—	3,275,770
ICON Long/Short Fund	2,326,351	4,487,674	6,814,025	—	—	30,497,210	37,311,235

Notes to Financial Statements 77

Notes to Financial Statements (continued)

*	Differences between the financial statement distribution payable and the tax basis distribution payable is a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and recognition of tax unrealized appreciation (depreciation) of passive foreign investment companies.

As of September 30, 2007, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation / (depreciation) of securities as follows:

		Unrealized	Unrealized	Net Appreciation
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Bond Fund	$124,070,254	$1,189,902	$(765,087)	$424,815
ICON Core Equity Fund	163,066,736	28,705,539	(2,056,411)	26,649,128
ICON Equity Income Fund	114,268,194	17,250,848	(1,360,791)	15,890,057
ICON Income Opportunity Fund	84,966,168	—	(796,608)	(796,608)
ICON Long/Short Fund	267,945,193	33,207,597	(3,584,712)	29,622,885

Due to a potential late dividend declaration for the year ended September 30, 2006 requiring a Code Section 860 deficiency dividend, the Equity Income Fund may be required to pay penalties and interest estimated to be $807,370. The Equity Income Fund has been fully indemnified for any amounts that may be paid by the Sub-Administrator of the Fund. This estimated Code Section 860 liability and the offsetting indemnification receivable have been included on the Statement of Assets and Liabilities and the Code 860 expense and the offsetting reimbursement have been included on the Statement of Operations.

78 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, short securities and written call options, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Income Opportunity Fund (formerly known as ICON Covered Call Fund) and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2007

Report of Independent Registered Public Accounting Firm 79

Six Month Hypothetical Expense Example
September 30, 2007 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/07 - 9/30/07).

Actual Expenses

The first set of lines in the table for each Fund provide information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only

80 Expense Example

and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
	4/1/07	9/30/07	4/1/07 - 9/30/07*	4/1/07-9/30/07

ICON Bond Fund
Class I
Actual Expenses	$1,000.00	$1,021.40	$5.12	1.01%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.94	5.11
Class C
Actual period return	1,000.00	1,019.30	8.10	1.60%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.98	8.09
Class Z
Actual period return	1,000.00	1,023.40	3.85	0.76%
Hypothetical Example (5% return before expenses)	1,000.00	1,021.19	3.85
ICON Core Equity Fund
Class I
Actual Expenses	1,000.00	1,102.30	6.48	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.83	6.22
Class C
Actual Expenses	1,000.00	1,098.90	10.47	1.99%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.02	10.05
Class Z
Actual Expenses	1,000.00	1,102.10	7.17	1.36%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.18	6.88
Class A
Actual Expenses	1,000.00	1,100.50	8.74	1.66%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.68	8.39
ICON Equity Income Fund
Class I
Actual Expenses	1,000.00	1,101.00	6.48	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.83	6.22
Class C
Actual Expenses	1,000.00	1,095.20	11.56	2.20%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.97	11.11
Class Z
Actual Expenses	1,000.00	1,101.10	6.37	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.93	6.12

Expense Example 81

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
	4/1/07	9/30/07	4/1/07 - 9/30/07*	4/1/07-9/30/07

Class A
Actual Expenses	$1,000.00	$1,099.60	$7.63	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.73	7.33
ICON Income Opportunity Fund
Class I
Actual Expenses	1,000.00	1,068.90	7.57	1.46%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.68	7.38
Class C
Actual Expenses	1,000.00	1,064.20	11.44	2.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.92	11.16
Class Z
Actual Expenses	1,000.00	1,070.30	6.28	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.93	6.12
Class A
Actual Expenses	1,000.00	1,069.10	7.47	1.44%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.78	7.28
ICON Long/Short Fund
Class I
Actual Expenses	1,000.00	1,070.00	8.30	1.60%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.98	8.09
Class C
Actual Expenses	1,000.00	1,065.50	12.48	2.41%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.92	12.16
Class Z
Actual Expenses	1,000.00	1,066.30	7.82	1.51%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.43	7.64
Class A
Actual period return	1,000.00	1,069.60	9.13	1.76%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.18	8.90

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

82 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 56, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 57. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

John C. Pomeroy, Jr., 60. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

Trustees and Officers 83

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 59.  Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently serves as Executive Director of the Indiana Civil Rights Commission (2005 to present) and has been appointed to the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President — Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000).

R. Michael Sentel, 59. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a branch chief (1980-1981). Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 56. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

84 Trustees and Officers

Donald Salcito, 54. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

Carrie M. Schoffman, 34. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Stephen Abrams, 44. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004-2005) and Associate (2000 to 2004).

Trustees and Officers 85

Other Information (unaudited)

Renewal of Investment Advisory Agreement

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 14, 2007, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2007.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser’s investment personnel, the Adviser’s compliance programs, the Adviser’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

86 Other Information

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

Other Information 87

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

D. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

E. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage.

F. the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

In connection with profitability, the Board reviewed the costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are satisfactory, and whether the profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research assists ICON in providing quality to which it provides advisory services.

88 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2007 qualifies for the corporate dividends received deduction for the following Funds:

Dividends Received
Fund	Deduction

ICON Core Equity Fund	23.10%
ICON Equity Income Fund	53.08
ICON Income Opportunity Fund	4.33
ICON Long/Short Fund	39.88

For the fiscal year ended September 30, 2007, the following Funds paid qualified dividend income:

Fund	Amount

ICON Core Equity Fund	$74,860
ICON Equity Income Fund	1,751,682
ICON Income Opportunity Fund	592,693
ICON Long/Short Fund	350,120

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Core Equity Fund	$16,421,849
ICON Equity Income Fund	7,096,418
ICON Long/Short Fund	6,001,607

Other Information 89

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

90 Other Information

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconadvisers.com

By E-Mail	info@iconadvisers.com

1-800-764-0442
www.iconadvisers.com
FANN-DIV (09/07)

2007 Annual Report
ICON International Funds
Investment Update

ICON Asia-Pacific Region Fund
ICON Europe Fund
ICON International Equity Fund

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, tax return of capital, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2007, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2007 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the

2 About This Report

integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, the risks noted in this Annual Report, and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

About This Report 3

The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you construct your financial plan, and we appreciate your continued commitment to diversify with one or more of the ICON International Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

Investing lore is replete with sayings that communicate the wisdom that comes only from long-term experience. During the past five years, I have been reminded of the expression, “Wall Street climbs a wall of worry.” As the saying goes, market advances need to climb the proverbial “wall of worry” in order to keep going higher. We have seen this to be true in the international markets as well.

Many investors believe they have plenty to worry about: interest rates, oil prices, and currency, not to mention the anxieties of terrorism, the Iraq war, and environmental issues. Amid these concerns, investors are inundated with news and theories about international stock markets, leading to confusion, fear, and poor investment decisions.

We believe the debates regarding the global economies and stock markets are a distraction for investment purposes. At ICON, we do not waste energy trying to predict what the central banks will do. Bank economists have direct access to statistics and banking activity. They are in the best position to make decisions regarding interest rates.

Debate also centers on global economies as people guess whether there will be a recession. Again, this debate is irrelevant to the ICON system, as we avoid conjecture about world economies when making investment decisions.

Message From ICON Funds 5

A Strong Equity Market

Despite worrisome headlines and gloomy expectations, it may be surprising to know how well the international equity markets have performed over the last five years relative to the U.S. market. Below are cumulative and annualized rates of returns for a few domestic and international indexes for the five-year period ended September 30, 2007.

Index Returns, 9/30/02 - 9/30/07

Index	Cumulative Return	Annualized Return

MSCI ACWI ex-U.S.	221.81%	26.33%
MSCI AC Pacific Index	174.19%	22.35%
MSCI Europe Index	217.87%	26.02%
Dow Jones Industrial Average	105.02%	15.44%
S&P 500 Index	105.13%	15.45%

The unmanaged Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. The unmanaged Standard & Poor’s (S&P) 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. Total returns for the unmanaged indexes include the reinvestment of dividends and capital gain distributions but do not reflect the costs of managing a mutual fund.

The Funds’ composition may differ significantly from the indexes. Individuals cannot invest directly in an index.

Sources: FactSet Research Systems, Bloomberg

We think these are impressive rates of returns and are above-average by historic standards. A 100% cumulative return means the investment has doubled during the period. Yet analysts, observers, and investors have doubted the strength of international markets. But, as the adage says, as they worried, the markets kept climbing.

The ICON International Funds now boast 10-year track records, reflecting our experience in navigating international markets. The past five years are also significant to ICON because we opened four new funds in October 2002. ICON Long/Short, ICON Equity Income, ICON Income Opportunity, and ICON Bond Funds recently reached their five-year performance track records. Additionally, the ICON Core Equity Fund has seven years of performance as of mid-October, and most of the ICON Sector Funds have 10-years of performance.

Guided by Valuation

As always, our valuation readings have been our guide. According to our methodology, international stocks have, on average, been priced below our

6 Message From ICON Funds

estimate of intrinsic value over the course of the fiscal year. Our valuations dictate being invested.

While investors worry about current events, they have been giving us international stocks at bargain prices. In our view, the impressive rates of return seen in international market indexes are simply the result of prices trying to catch up with intrinsic value.

At ICON, we invest in industries that our methodology identifies as underpriced. Our quantitative process keeps us on track when many other investors are doubtful and worried. We continue to uncover overseas companies that we think are healthy and well-managed. These companies seem to be succeeding even amidst investor fear and worry.

Our discipline directed us to stay invested during the fiscal year, allowing the ICON Funds to take advantage of a rising international market. In our regular communications, we have been steady in our message that it has been best to be invested in underpriced stocks and ride through short-term setbacks. You should be commended for your resolve to stick with the ICON system, and we believe you should be proud if you have participated in the advance.

In closing, we are grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance and other information about your account.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Message From ICON Funds 7

Class A IPCAX
Class S ICARX

Management Overview
ICON Asia-Pacific Region Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Asia-Pacific Region Fund, Class S appreciated 43.03% for the fiscal year ended September 30, 2007, outperforming its benchmark, the MSCI All Country Pacific Index, which returned 28.72%. Class A shares of the Fund returned 42.38% (and 34.23% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the 12 months ended September 30, 2007, the Asia-Pacific region continued to outperform the broad U.S. market. The beginning of the fiscal period started out strongly, but was interrupted by a sharp global sell-off in February 2007, which was presumably sparked by proposed government restrictions on personal securities trading in China. Most markets recovered by the spring, but volatility ensued as the sub-prime mortgage crisis in the United States rattled many overseas markets. The Fund was able to navigate this turbulence and outperform its benchmark.

Guided by ICON’s value and relative strength readings, the Fund shifted away from holdings in Japan, decreasing its position in Japan from about 48% at the beginning of the period to approximately 26% at fiscal year-end. Assets were deployed to industries in China, Malaysia, Singapore, Thailand, and Taiwan— areas which appeared more attractive to our system.

While we do not consider market capitalization when making investment decisions, the Fund continued to have a small- to mid-cap tilt based on its holdings. As in the previous fiscal year, the Fund’s small- and mid-cap positions were overweight relative to the predominantly large-cap benchmark. The Fund’s average weight was about 14% small-cap versus the benchmark’s 2%, and approximately 25% mid-cap versus the benchmark’s 15%. However, to take advantage of the continued strength our system detected in large-cap companies, the Fund maintained an average large-cap weighting of approximately 60% compared to the index’s large-cap weighting of about 83%.

8 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	An overweighting of the Industrials sector represented the most significant and most successful sector allocation within the Fund during the fiscal year. Holdings in Industrials nearly doubled during the period to represent approximately 25% of net assets by the end of the fiscal year. This sector was also the largest contributor to overall Fund performance, led by positions in the construction & farm machinery and marine industries.

The Fund’s position in the Materials sector was also increased during the period to about 10% of the portfolio. The diversified metals & mining industry, the Fund’s second largest holding in the Materials sector, continued to dominate due, we believe, to increasing global commodities demand.

Industries in the Information Technology sector added to relative performance, with the semiconductors and home entertainment software industries contributing to overall returns.

Conversely, Fund performance during the fiscal year was hampered by holdings in the computer hardware, photographic products, and electrical components & equipment industries.

As for country allocation, the Fund’s overweight positions in South Korea and Singapore and its underweight in Japan contributed positively to relative performance, but its underweight in Australia detracted from performance.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	The Asia-Pacific region remains attractive according to our calculations, with stocks priced at about 13% below our estimate of intrinsic value at the close of the fiscal year.

As for sector leadership, our analysis continues to favor the Industrials sector, while the Energy and Materials sectors have declined in value. The Information Technology and Consumer Discretionary sectors could prove to be leaders if a new theme shift takes place, but we haven’t seen the relative strength readings we need to indicate a theme change.

From a country perspective, although China continues to be the strongest performer in the region, our numbers indicate the country is slightly overvalued. In contrast, while Japan struggled during the past 12 months, our metrics suggest that the country may be undervalued, and we continue to watch closely for signs of a recovery. By our estimation, Taiwan and Singapore have both shown abundant value, warranting increased weightings.

Management Overview 9

Country Composition
as of September 30, 2007

Japan	25.9%
Taiwan	15.5%
Singapore	14.0%
China	10.2%
South Korea	10.2%
Malaysia	8.1%
Hong Kong	7.6%
Thailand	3.0%
Australia	2.3%
Cayman Islands	0.7%
Indonesia	0.3%

Percentages are based upon net assets.

Sector Composition
as of September 30, 2007

Industrials	24.9%
Information Technology	17.1%
Financial	14.8%
Consumer Discretionary	13.1%
Materials	10.3%
Energy	7.2%
Healthcare	4.4%
Telecommunication and Utilities	3.4%
Leisure and Consumer Staples	2.6%

Percentages are based upon net assets.

Industry Composition
As of September 30, 2007

Marine	7.1%
Diversified Banks	6.7%
Real Estate Management & Development	5.9%
Construction & Farm Machinery & Heavy Trucks	5.7%
Steel	4.0%
Automobile Manufacturers	4.0%
Oil & Gas Equipment & Services	3.6%
Trading Companies & Distributors	3.3%
Electronic Equipment Manufacturers	3.2%
Industrial Conglomerates	2.6%
Computer Hardware	2.4%
Semiconductors	2.4%
Diversified Metals & Mining	2.3%
Health Care Equipment	2.3%
Commodity Chemicals	2.2%
Construction & Engineering	2.1%
Electronic Manufacturing Services	2.1%
Office Electronics	2.1%
Pharmaceuticals	2.1%
Textiles	2.0%
Oil & Gas Refining & Marketing	1.9%
Personal Products	1.9%
Independent Power Producers & Energy Traders	1.8%
Coal & Consumable Fuels	1.7%
Tire & Rubber	1.6%
Consumer Electronics	1.5%
Property & Casualty Insurance	1.4%
Computer Storage & Peripherals	1.4%
Education Services	1.4%
Home Entertainment Software	1.3%
Electrical Components & Equipment	1.3%
Internet Software Services	1.2%
Integrated Telecommunication Services	1.0%
Apparel Retail	0.9%
Auto Parts & Equipment	0.9%
Footwear	0.9%
Industrial Gases	0.8%
Aerospace & Defense	0.7%
Communications Equipment	0.7%
Construction Materials	0.7%
Other Diversified Financial Services	0.7%
Electric Utilities	0.6%
Industrial Machinery	0.6%
Airport Services	0.5%
Railroads	0.5%
Airlines	0.4%
Food Distributors	0.4%
Technology Distributors	0.4%
Agriculture Products	0.3%
Diversified Chemicals	0.3%

Percentages are based upon net assets.

10 Management Overview

Average Annual Total Return
as of September 30, 2007

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*

ICON Asia-Pacific Region Fund - Class S	2/25/97	43.03%	27.31%	6.73%	6.28%	1.44%	1.44%

MSCI All Country Pacific Index		28.72%	22.35%	6.32%	5.60%	N/A	N/A

ICON Asia-Pacific Region Fund - Class A	5/31/06	42.38%	N/A	N/A	27.71%	25.78%	1.81%

ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	34.23%	N/A	N/A	22.14%	25.78%	1.81%

MSCI All Country Pacific Index		28.72%	N/A	N/A	21.61%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain expenses on Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 11

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Funds’ Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12 Management Overview

ICON Asia - Pacific Region Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (97.8%)
43,600	Aeon Mall Co., Ltd.	$1,325,240
434,000	Agile Property Holdings, Ltd.	909,996
1,666,000	Allgreen Properties, Ltd.	2,145,818
1,124,600	AMMB Holdings Bhd.(a)	1,430,785
103,000	ASICS Corp.	1,585,247
15,000	Astellas Pharma, Inc.	716,933
246,000	Asustek Computer, Inc.	747,340
240,000	Bangkok Bank Public Co., Ltd.	811,565
230,000	Banpu Public Co., Ltd.	2,332,110
1,810,000	Beauty China Holdings, Ltd.	1,494,232
120,100	BHP Billiton, Ltd.	4,688,359
62,950	Canon, Inc.	3,416,453
2,344,000	China Construction Bank Corp.	2,131,712
1,566,000	China Energy, Ltd.(a)	1,597,687
267,000	China Hongxing Sports, Ltd.	184,688
6,739,000	China Oriental Group Co., Ltd.	3,847,075
1,940,000	China Power International Development, Ltd.	1,011,123
986,000	China Sky Chemical Fibre Co., Ltd.	1,430,752
2,600,450	China Steel Corp.	3,801,305
465,000	China Vanke Co., Ltd.	1,311,131
1,664,385	Compal Electronics, Inc.	1,885,666
548,760	D-Link Corp.	1,364,155
57,400	DAH Sing Financial Group	441,742
53,000	Daiichi Sankyo Co., Ltd.	1,589,125
11,200	Daum Communications Corp.(a)	841,108
41,000	DBS Group Holdings, Ltd.	594,246
503,500	Delta Electronics, Inc.	1,942,916
50,600	Denso Corp.	1,898,129
1,390,000	Digital China Holdings, Ltd.	805,225
34,100	Dongbu Insurance Co., Ltd.	1,424,212
75	East Japan Railway Co.	591,356
209,900	Electricity Generating Public Co., Ltd.	710,964
120,000	Esprit Holdings, Ltd.	1,901,599
649,000	Ezra Holdings Pte., Ltd.	2,791,711
742,000	Formosa Chemicals & Fibre Corp.	1,899,123
3,792,000	Fountain Set Holdings, Ltd.	1,379,878
46,900	FUJIFILM Holdings Corp.	2,155,061
878,000	Great Wall Motor Co., Ltd.	1,292,060
694,000	Guangzhou R&F Properties Co., Ltd.	3,271,339
38,100	Hankook Tire Co., Ltd.	778,631

Schedule of Investments 13

Shares or Principal Amount		Value

640,000	Hengan International Group Co., Ltd.	$2,400,744
576,618	Hon Hai Precision Industry Co., Ltd.	4,343,977
49,000	Honda Motor Co., Ltd.	1,631,967
712,400	Hong Leong Financial Group Bhd.	1,211,932
334,000	Hopson Development Holdings, Ltd.	1,107,034
3,114,000	Huadian Power International Corp., Ltd.	1,988,508
9,700	Hyundai Heavy Industries Co., Ltd.	4,463,245
15,500	Hyundai Mipo Dockyard Co., Ltd.	5,311,495
35,880	Industrial Bank of Korea	772,301
290,115	Innolux Display Corp.	1,239,590
91,557	Itochu Enex Co., Ltd.	618,566
22,500	JA Solar Holdings Co., Ltd. - ADR(a)*	1,011,375
406,000	Keppel Corp., Ltd.	3,929,965
2,530,000	KNM Group Bhd.	3,426,350
9,600	Kookmin Bank	792,066
26,400	Korea Electric Power Corp.	1,229,839
1,496,600	KS Energy Services, Ltd.	4,007,667
176,000	Kuala Lumpur Kepong Bhd.	681,614
12,900	Kyocera Corp.	1,203,032
1,338,000	Mah Sing Group Bhd.	741,376
130,300	MediaTek, Inc.	2,342,673
2,000	Megastudy Co., Ltd.	608,067
143,600	Meritz Fire & Marine Insurance Co., Ltd.	1,559,200
62,000	Mitsubishi Chemical Holdings Corp.	538,494
81,400	Mitsubishi Corp.	2,564,029
190,000	Mitsubishi Heavy Industries, Ltd.	1,235,416
174,450	Mitsui & Co., Ltd.	4,219,430
823,000	Nan Ya Plastics Corp.	2,141,457
7,100	NHN Corp.(a)	1,635,400
3,500	Nintendo Co., Ltd.	1,807,301
90,000	Nippon Mining Holdings, Inc.	897,468
85,000	Nippon Yusen Kabushiki Kaisha	825,561
376,000	Olam International, Ltd.	794,385
44,000	Olympus Corp.	1,800,819
2,812,000	Pacific Basin Shipping, Ltd.	5,876,302
952,000	Petronas Dagangan Bhd.	2,457,485
990,000	PT Bank Rakyat Indonesia	713,782
282,000	Public Bank Bhd.	822,911
1,512,000	Raffles Education Corp., Ltd.	2,333,596
13,625	Realtek Semiconductor Corp.	61,664
40,000	Ricoh Co., Ltd.	841,949
672,800	Sembcorp Marine, Ltd.	2,082,134
25,400	Shinhan Financial Group, Ltd.	1,645,520
296,000	SIA Engineering Co., Ltd.	976,345
993,000	Siam Commercial Bank Public Co., Ltd.	2,285,146

14 Schedule of Investments

Shares or Principal Amount		Value

1,114,542	Siliconware Precision Industries Co.	$2,520,461
59,740	Singapore Airlines, Ltd.	746,709
530,000	Singapore Technologies Engineering, Ltd.	1,388,674
744,000	Singapore Telecommunications, Ltd.	2,010,519
65,400	Sony Corp.	3,144,222
29,000	Square Enix Co., Ltd.	957,086
112,000	Sumitomo Metal Industries, Ltd.	649,364
105,000	Sumitomo Rubber Industries, Ltd.	1,316,557
376,000	Taiheiyo Cement Corp.	1,424,523
28,700	Takeda Pharmaceutical Co., Ltd.	2,013,021
58,200	Terumo Corp.	2,929,880
174,000	The Yokohama Rubber Co., Ltd.	1,298,737
208,000	Toshiba Corp.(b)	1,933,087
84,000	Tosoh Corp.	542,368
89,500	Toyota Motor Corp.	5,236,644
1,150,000	TPV Technology, Ltd.	825,027
324,060	Tripod Technology Corp.	1,325,101
1,546,000	U-Ming Marine Transport Corp.	5,069,629
105,000	United Overseas Bank, Ltd.	1,559,519
2,598,000	Wasion Meters Group, Ltd.	1,599,953
1,931,943	WCT Engineering Bhd.	4,358,362
650,000	Weiqiao Textile Co., Ltd.	1,217,746
104	West Japan Railway Co.	495,560
662,000	Wing Tai Holdings, Ltd.	1,716,993
668,000	Wistron Corp.	1,204,292
566,000	Yanzhou Coal Mining Co., Ltd.	1,157,573
1,900,000	YNH Property Bhd.	1,488,814

Total Common Stocks (Cost $157,243,241)		201,787,395
Short-Term Investments (3.5%)
$2,730,056	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#*	2,730,056
4,987	Brown Brothers Harriman Time Deposit - Australian Dollar, 5.50%, 10/01/07#*	4,987
6,537	Brown Brothers Harriman Time Deposit - Hong Kong Dollar, 4.55%, 10/01/07#*	6,537
44	Brown Brothers Harriman Time Deposit - Japanese Yen, 0.01%, 10/01/07#*	44
524,904	Brown Brothers Harriman Time Deposit - Malaysian Ringgit, 0%, 10/01/07#*	524,904
383	Brown Brothers Harriman Time Deposit - New Zealand Dollar, 6.30%, 10/01/07#*	383
763	Brown Brothers Harriman Time Deposit - Singapore Dollar, 1.25%, 10/01/07#*	763

Schedule of Investments 15

Shares or Principal Amount		Value

$3,855,985	Brown Brothers Harriman Time Deposit - Taiwan Dollar, 0%, 10/01/07#*	$3,855,985

Total Short-Term Investments (Cost $7,123,659)		7,123,659
Other Securities (0.9%)
1,910,700	Brown Brothers Harriman Securities Lending Investment Fund*, 5.24%	1,910,700

Total Other Securities (Cost $1,910,700)		1,910,700
Total Investments (Cost $166,277,600) 102.2%		210,821,754
Liabilities Less Other Assets (2.2)%		(4,516,786)

Net Assets 100.0%		$206,304,968

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

*	All securities were fair valued (Note 2) as of September 30, 2007 unless noted with a *. Total value of securities fair valued was $200,776,020.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

16 Schedule of Investments

Class A IERAX
Class S ICSEX

Management Overview
ICON Europe Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund, Class S appreciated 29.69% for the fiscal year ended September 30, 2007, outperforming the 28.11% return for the MSCI Europe Index. Class A shares of the Fund returned 29.14% (and 21.69% with maximum sales charge) over the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Europe’s economic situation strengthened relative to other major global regions during the fiscal year. Economic growth picked up, employment improved, and inflationary pressures remained at bay.

Throughout the period, the Fund participated in a cyclical theme, which has been in place for more than four years, with the Materials, Industrials, and Telecommunications & Utilities sectors leading. Weakness was seen in the Financials and Health Care sectors.

The period opened with the European region priced at 25% below our calculation of intrinsic value. Investors took advantage of bargain stocks that followed a sell-off in May 2006, and strong performance continued until February 2007, when worldwide equities sold off in apparent response to proposed government regulation of Chinese loans and stock purchases.

Investors who were evidently fearful about the global contagion of the U.S. sub-prime loan crisis brought declines to European stocks. We measured the region at near fair value in July 2007 as interest rates in the region climbed, with the Materials, Industrials, and Energy sectors suffering heavier losses during the summer correction. Nevertheless, the fiscal year ended on an upswing with the Materials, Industrials, Energy, and Information Technology sectors leading the way.

Q.	How did the Fund’s composition affect performance?

A.	Globally, the Industrials sector continued to outperform, and the Fund’s overweight position in the sector aided performance, led by the heavy electrical equipment industry.

Fund returns also benefited from global strength in the Energy sector, with its overweight holding in the oil & gas equipment & services industry

Management Overview 17

contributing significantly. In the Consumer Discretionary sector, the tires & rubber industry aided performance.

Conversely, the Fund’s underweight in the strong-performing Telecommunication & Utilities sector detracted from 12-month returns, especially during sell-offs over the course of the year. An overweighting of the weak human resources & employment services industry from the Industrials sector also hindered returns. Performance was also hampered by an underweight position in the automobile manufacturers industry.

Regarding country composition, an overweight in the Netherlands and an underweight in the United Kingdom helped performance, but the Fund’s overweight holdings in Switzerland detracted from relative performance.

Q.	What is your investment outlook for the European equity market?

A.	Our analysis indicates that the European region remains undervalued by about 16%, thus demonstrating greater value than the U.S. equity market, which we estimate to be undervalued by 12%. We believe the defensive market theme that emerged in 2006 has dissipated and returned to the sector leadership of the past three or more years: Energy, Materials, and Telecommunications & Utilities.

We believe volatility and fallout from the U.S. sub-prime mortgage and credit problems have spread to European Financials stocks, creating value. Although Financials has yet to show strength, our system indicates that this sector, as well as Consumer Discretionary, may be future leaders.

18 Management Overview

Country Composition
as of September 30, 2007

Switzerland	23.3%
Germany	18.8%
Netherlands	10.3%
United Kingdom	9.1%
France	7.4%
Greece	6.5%
Finland	4.9%
Belgium	4.7%
Spain	3.7%
Austria	2.6%
Russia	1.6%
Denmark	1.3%
Italy	1.1%
Portugal	1.1%
Ireland	1.0%
Chech Republic	0.9%
Luxembourg	0.8%
Sweden	0.8%

Percentages are based upon net assets.

Sector Composition
as of September 30, 2007

Financial	26.9%
Leisure and Consumer Staples	16.9%
Industrials	12.2%
Healthcare	10.9%
Consumer Discretionary	9.4%
Telecommunication and Utilities	8.5%
Materials	6.3%
Information Technology	5.4%
Energy	3.4%

Percentages are based upon net assets.

Industry Composition
as of September 30, 2007

Diversified Banks	18.9%
Pharmaceuticals	7.2%
Packaged Foods & Meats	5.4%
Brewers	4.1%
Electric Utilities	3.7%
Electrical Components & Equipment	3.6%
Automobile Manufacturers	3.4%
Oil & Gas Equipment & Services	3.4%
Apparel Accessories & Luxury Goods	3.0%
Heavy Electrical Equipment	3.0%
Tire & Rubber	2.9%
Health Care Distributors	2.7%
Multi-Line Insurance	2.7%
Food Retail	2.6%
Systems Software	2.6%
Industrial Conglomerates	2.5%
Multi-Utilities	2.2%
Communications Equipment	2.0%
Construction Materials	2.0%
Wireless Telecommunication Services	2.0%
Diversified Capital Markets	1.9%
Diversified Metals & Mining	1.9%
Food Distributors	1.8%
Reinsurance	1.5%
Steel	1.5%
Other Diversified Financial Services	1.4%
Leisure Products	1.3%
Health Care Equipment	1.0%
Marine	1.0%
Specialty Chemicals	0.9%
Computer Storage & Peripherals	0.8%
Construction & Farm Machinery & Heavy Trucks	0.8%
Agriculture Products	0.7%
Industrial Machinery	0.7%
Alternative Carriers	0.6%
Movies & Entertainment	0.6%
Soft Drinks	0.6%
Asset Management & Custody Banks	0.5%
Building Products	0.5%

Percentages are based upon net assets.

Management Overview 19

Average Annual Total Return
as of September 30, 2007

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*

ICON Europe Fund - Class S	2/20/97	29.69%	28.42%	11.20%	12.35%	1.51%	1.51%

MSCI Europe Index		28.11%	26.02%	10.03%	11.48%	N/A	N/A

ICON Europe Fund - Class A	5/31/06	29.14%	N/A	N/A	23.05%	33.40%	1.84%

ICON Europe Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	21.69%	N/A	N/A	17.72%	33.40%	1.84%

MSCI Europe Index		28.11%	N/A	N/A	25.83%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

* Please see the January 29, 2007 prospectus for details.

20 Management Overview

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Funds’ Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 21

ICON Europe Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (99.9%)
136,900	Abb, Ltd.	$3,592,015
14,400	ABN ARMO Holding N.V.	756,682
40,600	Adidas AG	2,661,448
43,000	Aleo Solar AG(a)(b)	957,891
17,200	Allied Irish Banks PLC	416,507
31,423	Anglo Irish Bank Corp. PLC	582,438
13,500	ArcelorMittal	1,061,087
49,300	Banco Bilbao Vizcaya Argentaria S.A.	1,156,221
68,400	Banco Espirito Santo S.A.	1,557,151
54,935	Banco Popular Espanol S.A.	947,127
106,600	Banco Santander Central Hispano, S.A.	2,075,905
23,400	Bank of Ireland	436,134
109,800	Barclays PLC	1,334,628
36,400	BHP Billiton PLC	1,302,048
26,700	BNP Paribas	2,921,633
12,300	Bouygues S.A.	1,061,233
208,000	Cable & Wireless PLC	780,848
40,500	Celesio AG	2,570,597
20,200	CEZ A.S.	1,238,820
14,600	Coca-Cola Hellenic Bottling Co. S.A.	844,532
6,400	Compagnie de Saint-Gobain	668,212
16,700	Credit Suisse Group	1,110,187
21,100	DaimlerChrysler AG	2,115,873
5,700	Delhaize Group	547,090
7,040	Dem Allianz AG	1,639,672
33,000	Dexia S.A.	999,033
16,300	E.ON AG	3,003,671
10,200	Erste Bank der oesterreichischen Sparkassen AG	777,370
17,900	Fortis	527,712
39,200	Fugro N.V.	3,179,264
3,000	Galenica AG	1,283,936
49,100	Gerry Weber International AG	1,580,923
29,700	HBOS PLC	555,734
42,800	Heineken N.V.	2,807,324
12,900	Holcim, Ltd.	1,423,177
112,000	HSBC Holdings PLC	2,068,147
17,000	Iberdrola S.A.	996,683
31,400	InBev N.V.	2,843,131
31,800	ING Groep N.V.	1,413,030
54,900	Jumbo S.A.	1,878,744
12,300	KBC Groep N.V.	1,689,892
79,840	Koninklijke Ahold N.V.(a)	1,204,752
14,400	Kuehne & Nagel International AG	1,418,303
9,100	Lafarge S.A.	1,410,203
36,900	Logitech International S.A.(a)	1,095,715
65,700	Man Group PLC	744,189
10,600	Michelin - Class B	1,429,150
59,400	National Bank of Greece S.A.	3,788,854
75,500	National Grid PLC	1,207,714
11,760	Nestle S.A.	5,273,030
75,500	Nokia Oyj	2,864,441
66,300	Nokian Renkaat Oyj	2,600,466
46,000	Novartis AG	2,531,156

22 Schedule of Investments

Shares or Principal Amount		Value

15,000	Novo Nordisk A/S - Class B	$1,814,312
13,300	Nutreco Holding N.V.	938,673
13,700	Phonak Holding AG	1,371,862
44,575	Piraeus Bank S.A.	1,589,418
900	Porsche AG	1,919,486
8,800	PSA Peugeot Citroen	727,537
10,100	Raiffeisen International Bank Holding AG	1,477,050
15,500	Rio Tinto PLC	1,333,897
17,070	Roche Holding AG	3,091,564
150,100	Royal Bank of Scotland Group PLC	1,619,387
14,200	RWE AG	1,780,714
37,400	Saipem S.p.A	1,594,298
45,200	Scania AB - B Shares	1,098,561
14,600	Schindler Holding AG	922,511
10,200	Schneider Electric S.A.	1,287,801
45,200	Sidenor S.A.	932,832
25,800	Siemens AG	3,531,981
615	Sika AG	1,197,351
55,700	Sligro Food Group N.V.	2,541,166
13,000	Software AG	1,218,218
5,685	Solon AG fuer Solartechnik(a)(b)	629,127
39,500	Stada Arzneimittel AG	2,576,002
23,900	Swiss Re	2,125,856
101,700	Temenos Group AG(a)	2,372,567
200,700	Tesco PLC	1,798,771
29,120	UBS AG	1,564,886
52,100	Unilever N.V.	1,606,729
28,595	Vacon Oyj	1,427,712
64,600	Vimpel-Communications - ADR*	1,746,784
18,200	Vivendi Universal	768,981
4,750	Wimm-Bill-Dann Foods OJSC - ADR*	519,365
35,700	Zumtobel AG	1,358,645
7,000	Zurich Financial Services AG	2,098,873

Total Common Stocks (Cost $118,700,958)		139,514,640
Rights (0.0%)
10,100	Raiffeisen International Bank Holding AG Rights	0

Total Rights (Cost $0)		0
Short-Term Investments (0.0%)
$7,474	Brown Brothers Harriman Time Deposit - British Pound, 4.80%, 10/01/07#*	7,474
641	Brown Brothers Harriman Time Deposit - Danish Krone, 3.05%, 10/01/07#*	641
41,815	Brown Brothers Harriman Time Deposit - Euro, 3.05%, 10/01/07#*	41,815
413	Brown Brothers Harriman Time Deposit - Norwegian Kroner, 3.95%, 10/01/07#*	413
1,134	Brown Brothers Harriman Time Deposit - Swedish Krona, 2.85%, 10/01/07#*	1,134

Total Short-Term Investments (Cost $51,477)		$51,477

Schedule of Investments 23

Shares or Principal Amount		Value

Other Securities (0.8%)
1,122,560	Brown Brothers Harriman Securities Lending Investment Fund*, 5.24%	$1,122,560

Total Other Securities (Cost $1,122,560)		1,122,560
Total Investments (Cost $119,874,995) 100.7%		140,688,677
Liabilities Less Other Assets (0.7)%		(954,480)

Net Assets 100.0%		$139,734,197

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

*	All securities were fair valued (Note 2) as of September 30, 2007 unless noted with a *. Total value of securities fair valued was $137,248,491.

ADR	American Depositary Receipt

24 Schedule of Investments

Class I IIQIX
Class C IIQCX
Class Z ICNEX
Class A IIQAX

Management Overview
ICON International Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2007, the ICON International Equity Fund appreciated 40.11% for Class I shares, 38.74% for Class C shares, and 40.56% for Class Z shares, outpacing the 31.06% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund’s benchmark. Class A shares of the Fund returned 39.97% (and 31.91% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the period, international markets outperformed U.S. equities. The Fund benefited from broad participation among the Asia-Pacific, European, and Western Hemisphere regions, with Brazil and Canada showing particular strength.

The most significant reallocation in the Fund during the period was an increased weighting in Asia and a decreased position in Europe. Driven by declines in Telecommunications and Utilities stocks, increases in Industrials stocks, and falling valuations in Europe, the Fund was gradually pulled toward the Asia-Pacific region.

As a multi-cap manager, we do not consider investments based on market capitalization. However, our valuations resulted in a concentration in mid- to small-cap companies during the period. These allocations were overweight the predominantly large-cap benchmark, and the overweighting of mid-cap stocks in particular helped performance.

Currency movements worldwide throughout the fiscal year helped absolute performance, primarily due to the Fund’s European and Western Hemisphere exposure.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s increased allocation of assets toward Asia and a decreased weighting in Europe were positive for fiscal-year returns. Further, overweight positions in South Korea and Hong Kong and a notable underweighting in Japan helped performance. The Fund’s underweight position in the United Kingdom and its overweight holdings in Brazil also helped overall returns.

Management Overview 25

In contrast, the Fund’s overweight position in Switzerland and underweight position in Australia were a drag on performance.

From a sector perspective, the Fund’s active overweighting in the Industrials sector proved effective as this group continued to outperform the benchmark. Within Industrials, performance standouts were primarily in Asia due to strength in the shipbuilders and marine stocks.

The Fund’s Materials sector allocation also contributed to 12-month returns, led by the diversified metals & mining and steel industries. Conversely, the Fund’s underweight position in the wireless telecommunication services industry detracted from relative performance.

Q.	What is your investment outlook for the international equity market?

A.	With our analysis showing continued parity in value across the major international regions during the past fiscal year, we still see opportunity worldwide, albeit less than in years past.

We believe the cyclical theme that has driven returns since 2003 remains in place, with the Industrials sector standing tall globally. The Energy and Materials sectors also continue to lead despite declining value. Our calculations suggest that leadership could be imminent in the Information Technology and Consumer Discretionary sectors in Asia and in Financials in Europe, but our relative strength metrics have not yet indicated that expectation.

While we do not target countries as a primary investment decision, it is a secondary factor that we monitor. Taiwan and Singapore remain the most attractive countries in the Asia-Pacific region, according to our analysis. Within Europe, Switzerland, Germany, and the Netherlands look attractive to our system, and Brazil still leads in the Western Hemisphere region.

26 Management Overview

Country Composition
as of September 30, 2007

Switzerland	11.4%
Taiwan	9.9%
Germany	9.2%
Japan	8.4%
Singapore	8.2%
Canada	5.3%
United Kingdom	5.1%
Hong Kong	4.9%
Brazil	4.6%
South Korea	4.5%
Malaysia	4.0%
France	3.3%
China	2.7%
Netherlands	2.4%
Greece	1.8%
Mexico	1.8%
Finland	1.7%
Belgium	1.5%
Spain	1.2%
Australia	0.9%
Austria	0.7%
Chech Republic	0.7%
Thailand	0.7%
United States of America	0.7%
Luxembourg	0.6%
Cayman Islands	0.5%
Italy	0.3%
Poland	0.3%
Russia	0.3%

Percentages are based upon net assets.

Sector Composition
as of September 30, 2007

Industrials	22.5%
Financial	18.7%
Information Technology	10.2%
Materials	9.5%
Telecommunication and Utilities	9.2%
Leisure and Consumer Staples	7.9%
Consumer Discretionary	7.8%
Energy	6.1%
Healthcare	5.7%

Percentages are based upon net assets.

Industry Composition
as of September 30, 2007

Diversified Banks	12.3%
Marine	5.6%
Oil & Gas Equipment & Services	3.9%
Construction & Farm Machinery & Heavy Trucks	3.6%
Industrial Conglomerates	3.2%
Diversified Metals & Mining	3.1%
Packaged Foods & Meats	3.0%
Steel	3.0%
Pharmaceuticals	2.7%
Automobile Manufacturers	2.6%
Electric Utilities	2.5%
Integrated Telecommunication Services	2.4%
Real Estate Management & Development	2.4%
Electrical Components & Equipment	2.1%
Trading Companies & Distributors	2.1%
Health Care Distributors	2.0%
Apparel Accessories & Luxury Goods	1.9%
Construction & Engineering	1.9%
Electronic Manufacturing Services	1.9%
Semiconductors	1.9%
Multi-Utilities	1.8%
Wireless Telecommunication Services	1.8%

Management Overview 27

Industry Composition (continued)
as of September 30, 2007

Electronic Equipment Manufacturers	1.7%
Brewers	1.6%
Heavy Electrical Equipment	1.6%
Personal Products	1.5%
Computer Hardware	1.4%
Construction Materials	1.4%
Oil & Gas Drilling	1.3%
Education Services	1.2%
Communications Equipment	1.1%
Consumer Electronics	1.1%
Food Retail	1.1%
Office Electronics	1.1%
Health Care Equipment	1.0%
Industrial Machinery	1.0%
Diversified Capital Markets	0.9%
Multi-Line Insurance	0.9%
Oil & Gas Refining & Marketing	0.9%
Railroads	0.9%
Commodity Chemicals	0.8%
Industrial Gases	0.8%
Life & Health Insurance	0.8%
Reinsurance	0.8%
Water Utilities	0.8%
Systems Software	0.7%
Specialty Chemicals	0.5%
Textiles	0.5%
Tire & Rubber	0.5%
Agriculture Products	0.4%
Asset Management & Custody Banks	0.4%
Building Products	0.4%
Computer Storage & Peripherals	0.4%
Home Entertainment Software	0.4%

Percentages are based upon net assets.

28 Management Overview

Average Annual Total Return
as of September 30, 2007

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON International Equity Fund - Class I	2/6/04	40.11%	N/A	N/A	23.79%	1.71%	1.71%

MSCI ACWI ex-U.S.		31.06%	N/A	N/A	22.05%	N/A	N/A

ICON International Equity Fund - Class C	2/19/04	38.74%	N/A	N/A	21.43%	2.76%	2.54%

MSCI ACWI ex-U.S.		31.06%	N/A	N/A	21.29%	N/A	N/A

ICON International Equity Fund - Class Z	2/18/97	40.56%	32.77%	12.28%	12.60%	1.41%	1.40%

MSCI ACWI ex-U.S.		31.06%	26.33%	9.17%	9.81%	N/A	N/A

ICON International Equity Fund - Class A	5/31/06	39.97%	N/A	N/A	27.96%	19.13%	1.79%

ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	31.91%	N/A	N/A	22.38%	19.13%	1.79%

MSCI ACWI ex-U.S.		31.06%	N/A	N/A	25.97%		N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to grandfathered and institutional investors.

*	Please see the January 29, 2007 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 29

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class Z shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

30 Management Overview

ICON International Equity Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (97.6%)
118,300	Abb, Ltd.	$3,103,984
32,000	Adidas AG	2,097,693
420,000	Agile Property Holdings, Ltd.	880,642
46,800	Aleo Solar AG(a)(b)	1,042,542
1,355,500	America Movil S.A. de C.V.*	4,338,592
18,500	ArcelorMittal	1,454,082
10,900	Atwood Oceanics, Inc.(a)*	834,504
32,900	Banco Bilbao Vizcaya Argentaria S.A.	771,596
30,000	Banco Itau Holding Financeir S.A.*	1,516,376
109,800	Banco Santander Central Hispano S.A.	2,138,221
17,600	Bank of Nova Scotia(b)*	924,779
7,600	Bank Zachodni WBK S.A.	725,197
69,021	Barclays PLC	838,956
1,492,000	Beauty China Holdings, Ltd.	1,231,710
53,900	BHP Billiton, Ltd.	2,104,101
27,600	BNP Paribas	3,020,115
288,900	Brasil Telecom Participacoes S.A.*	4,298,807
8,600	Canadian Imperial Bank of Commerce*	859,308
38,300	Canadian National Railway Co.*	2,186,150
49,500	Canon, Inc.	2,686,488
55,200	Celesio AG	3,503,628
25,900	CEZ A.S.	1,588,389
2,001,000	China Energy, Ltd.(a)	2,041,489
5,185,000	China Oriental Group Co., Ltd.	2,959,947
1,880,460	China Steel Corp.	2,748,833
517,500	China Vanke Co., Ltd.	1,459,162
9,600	Compagnie de Saint-Gobain	1,002,317
1,684,445	Compal Electronics, Inc.	1,908,393
79,200	Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP*	1,976,541
123,400	Companhia Vale do Rio Doce - Class A*	3,526,195
16,187	Credit Suisse Group	1,076,083
14,400	DaimlerChrysler AG	1,444,008
590,300	Delta Electronics, Inc.	2,277,861
27,300	Dexia S.A.	826,472
24,100	E.ON AG	4,441,011
75,300	Ensign Energy Services, Inc.*	1,422,098
654,000	Ezra Holdings Pte., Ltd.	2,813,219
718,000	Formosa Chemicals & Fibre Corp.	1,837,696
3,154,501	Fountain Set Holdings, Ltd.	1,147,897
36,800	Fugro N.V.	2,984,615

Schedule of Investments 31

Shares or Principal Amount		Value

19,100	FUJIFILM Holdings Corp.	$877,647
3,500	Galenica AG	1,497,926
62,600	Gildan Activewear, Inc.*(a)	2,479,700
29,000	Heineken N.V.	1,902,159
674,000	Hengan International Group Co., Ltd.	2,528,284
15,300	Holcim, Ltd.	1,687,954
629,400	Hon Hai Precision Industry Co., Ltd.	4,741,612
742,200	Hong Leong Financial Group Bhd.	1,262,628
496,000	Hopson Development Holdings, Ltd.	1,643,979
159,000	HSBC Holdings PLC	2,936,029
7,000	Hyundai Heavy Industries Co., Ltd.	3,220,899
16,450	Hyundai Mipo Dockyard Co., Ltd.	5,637,038
22,100	InBev N.V.	2,001,057
48,246	Itochu Enex Co., Ltd.	325,954
6,600	KBC Groep N.V.	906,772
424,000	Keppel Corp., Ltd.	4,104,200
1,614,000	KNM Group Bhd.	2,185,821
1,652,000	KS Energy Services, Ltd.	4,423,805
10,750	Lafarge S.A.	1,665,899
1,335,000	Mah Sing Group Bhd.	739,714
75,900	Man Group PLC	859,726
44,900	Manulife Financial Corp.(b)*	1,851,719
67,300	Martinrea International, Inc.*	1,157,311
89,150	MediaTek, Inc.	1,602,834
2,300	Megastudy Co., Ltd.	699,277
65,000	Mitsubishi Corp.	2,047,443
193,000	Mitsubishi Heavy Industries, Ltd.	1,254,923
126,300	Mitsui & Co., Ltd.	3,054,824
68,000	National Bank of Greece S.A.	4,337,409
118,900	National Grid PLC	1,901,950
14,310	Nestle S.A.	6,416,416
1,800	Nintendo Co., Ltd.	929,469
70,600	Nokia Oyj	2,678,537
25,600	Novartis AG	1,408,643
12,800	Nutreco Holding N.V.	903,384
25,000	Olympus Corp.	1,023,193
2,843,000	Pacific Basin Shipping, Ltd.	5,941,084
723,000	Petronas Dagangan Bhd.	1,866,346
13,000	Phonak Holding AG	1,301,767
880	Porsche AG	1,876,831
12,500	PSA Peugeot Citroen	1,033,433
1,465,000	Raffles Education Corp., Ltd.	2,261,057
11,240	Raiffeisen International Bank Holding AG	1,643,766
9,400	Realtek Semiconductor Corp.	42,542
24,100	Rio Tinto PLC	2,073,995
16,459	Roche Holding AG	2,980,906
19,300	Royal Bank of Canada*	1,068,448
105,800	Royal Bank of Scotland Group PLC	1,141,447
19,000	RWE AG	2,382,646

32 Schedule of Investments

Shares or Principal Amount		Value

11,930	Schneider Electric S.A.	$1,506,222
22,400	Shinhan Financial Group, Ltd.	1,451,167
744,900	Siam Commercial Bank Public Co., Ltd.	1,714,205
26,200	Siemens AG	3,586,741
600	Sika AG	1,168,148
1,306,837	Siliconware Precision Industries Co.	2,955,323
566,000	Singapore Telecommunications, Ltd.	1,529,508
7,660	Solon AG fuer Solartechnik(a)(b)	847,689
55,100	Sony Corp.	2,649,031
19,700	Stada Arzneimittel AG	1,284,740
29,900	Stantec, Inc.*	979,327
23,200	Swiss Re	2,063,592
12,600	Takeda Pharmaceutical Co., Ltd.	883,765
76,500	Temenos Group AG(a)	1,784,674
295,800	Tesco PLC	2,651,104
174,000	The Yokohama Rubber Co., Ltd.	1,298,737
160,000	Toshiba Corp.(b)	1,486,990
33,300	Toyota Motor Corp.	1,948,383
1,300,000	TPV Technology, Ltd.	932,639
8,000	Transocean, Inc.(a)*	904,400
217,260	Tripod Technology Corp.	888,389
1,564,000	U-Ming Marine Transport Corp.	5,128,655
23,074	UBS AG	1,239,978
99,000	Unicredito Italiano S.p.A.	847,432
96,000	United Overseas Bank, Ltd.	1,425,846
28,430	Vacon Oyj	1,419,474
1,794,000	Wasion Meters Group, Ltd.	1,104,817
1,617,866	WCT Engineering Bhd.	3,649,821
7,650	Wimm-Bill-Dann Foods OJSC - ADR*	836,451
542,000	Wing Tai Holdings, Ltd.	1,405,755
6,930	Zurich Financial Services AG	2,077,885

Total Common Stocks (Cost $199,311,165)		238,200,988
Rights (0.0%)
11,240	Raiffeisen International Bank Holding AG Rights	0

Total Rights (Cost $0)		0
Short-Term Investments (2.4%)
$1,799,962	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#*	1,799,962
1,319	Brown Brothers Harriman Time Deposit - Australian Dollar, 5.50%, 10/01/07#*	1,319
4,434	Brown Brothers Harriman Time Deposit - British Pound, 4.80%, 10/01/07#*	4,434
1,213	Brown Brothers Harriman Time Deposit - Canadian Dollar, 3.55%, 10/01/07#*	1,213

Schedule of Investments 33

Shares or Principal Amount		Value

$289	Brown Brothers Harriman Time Deposit - Danish Krone, 3.05%, 10/01/07#*	$289
685,241	Brown Brothers Harriman Time Deposit - Euro, 3.05%, 10/01/07#*	685,241
3,337	Brown Brothers Harriman Time Deposit - Hong Kong Dollar, 4.55%, 10/01/07#*	3,337
174	Brown Brothers Harriman Time Deposit - Norwegian Kroner, 3.95%, 10/01/07#*	174
160	Brown Brothers Harriman Time Deposit - Singapore Dollar, 1.25%, 10/01/07#*	160
395	Brown Brothers Harriman Time Deposit - Swedish Krona, 2.85%, 10/01/07#*	395
57	Brown Brothers Harriman Time Deposit - Swiss Frank, 1.46%, 10/01/07#*	57
3,358,520	Brown Brothers Harriman Time Deposit - Taiwan Dollar, 0%, 10/01/07#*	3,358,520

Total Short-Term Investments (Cost $5,855,101)		$5,855,101
Other Securities (2.3%)
5,565,319	Brown Brothers Harriman Securities Lending Investment Fund*, 5.24%	5,565,319

Total Other Securities (Cost $5,565,319)		5,565,319
Total Investments (Cost $210,731,585) 102.3%		249,621,408
Liabilities Less Other Assets (2.3)%		(5,600,892)

Net Assets 100.0%		$244,020,516

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

*	All securities were fair valued (Note 2) as of September 30, 2007 unless noted with a *. Total value of securities fair valued was $207,040,282.

34 Schedule of Investments

Statements of Assets and Liabilities
September 30, 2007

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund

Assets
Investments, at cost	$166,277,600	$119,874,995	$210,731,585

Investments, at value†	210,821,754	140,688,677	249,621,408
Foreign currency, at value (cost $101,437, $641,701 and $913,251; respectively)	101,363	645,045	917,891
Receivables:
Fund shares sold	1,068,933	397,625	2,118,227
Investments sold	3,997,193	1,129,379	5,293,004
Interest	1,192	4,652	9,451
Dividends	737,923	79,182	517,912
Expense reimbursements by Adviser	960	1,059	-
Foreign tax reclaims	-	256,730	142,186
Other assets	43,212	36,342	48,450

Total Assets	216,772,530	143,238,691	258,668,529

Liabilities
Payables:
Due to custodian bank	3,907,454	331,625	2,897,578
Interest	4,087	10,747	4,333
Investments bought	4,298,496	1,691,933	5,684,663
Payable for collateral received on securities loaned	1,910,700	1,122,560	5,565,319
Fund shares redeemed	125,368	176,219	178,681
Advisory fees and fee waiver recoupment	157,837	112,553	188,270
Accrued distribution fees	155	131	54,746
Fund accounting fees	6,600	5,215	7,091
Transfer agent fees	9,218	7,106	9,256
Administration fees	7,460	5,237	8,509
Trustee fees	2,638	1,900	3,046
Accrued expenses	37,549	39,268	46,521

Total Liabilities	10,467,562	3,504,494	14,648,013

Net Assets — all share classes	$206,304,968	$139,734,197	$244,020,516

Net Assets — Class S	$205,331,915	$139,068,643	$-

Net Assets — Class I	$-	$-	$170,382,746

Net Assets — Class C	$-	$-	$29,274,092

Net Assets — Class Z	$-	$-	$37,619,436

Net Assets — Class A	$973,053	$665,554	$6,744,242

Net Assets Consist of
Paid-in capital	$145,079,865	$101,602,036	$178,750,387
Accumulated undistributed net investment income/(loss)	1,112,505	1,213,565	1,624,228
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	15,571,624	16,095,015	24,747,484
Unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currency	44,540,974	20,823,581	38,898,417

Net Assets	$206,304,968	$139,734,197	$244,020,516

Shares outstanding (unlimited shares authorized, no par value)
Class S	10,912,979	5,785,745	-
Class I	-	-	8,479,456
Class C	-	-	1,533,111
Class Z	-	-	1,849,950
Class A	51,975	27,833	333,232
Net asset value (offering and redemption price per share)
Class S	$18.82	$24.04	$-
Class I	$-	$-	$20.09
Class C	$-	$-	$19.09
Class Z	$-	$-	$20.34
Class A	$18.72	$23.91	$20.24
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.86	$25.37	$21.47

† Includes securities on loan of $1,840,150, $1,065,252 and $5,301,633.

The accompanying notes are an integral part of the financial statements.

Financial Statements 35

Statements of Operations
For the year ended September 30, 2007

	ICON		ICON
	Asia-Pacific	ICON	International
	Region	Europe	Equity
	Fund	Fund	Fund

Investment Income
Interest	$57,097	$167,568	$128,856
Dividends	4,096,962	3,758,754	4,704,376
Income from securities lending, net	3,387	11,583	13,705
Foreign taxes withheld	(460,233)	(417,135)	(546,543)

Total Investment Income	3,697,213	3,520,770	4,300,394

Expenses
Advisory fees	1,568,603	1,513,899	1,691,488
Distribution fees:
Class I	-	-	285,658
Class C	-	-	200,771
Class A	550	1,096	6,767
Fund accounting fees	70,885	72,600	75,798
Transfer agent fees	101,085	77,643	96,423
Custody fees	119,245	125,542	135,730
Administration fees	72,461	69,934	78,141
Registration fees:
Class S	39,946	27,141	-
Class I	-	-	17,373
Class C	-	-	17,347
Class A	1,855	1,741	1,744
Insurance expense	8,899	5,967	6,930
Trustee fees and expenses	13,952	15,213	15,646
Interest expense	107,384	70,867	9,480
Other expenses	81,506	78,553	80,482
Recoupment of previously reimbursed expenses	-	-	20,536

Total expenses before expense reimbursement and transfer agent earnings credit	2,186,371	2,060,196	2,740,314
Transfer agent earnings credit	(7,908)	(7,664)	(8,603)
Expense reimbursement by Adviser due to expense limitation agreement	(3,131)	(2,624)	-

Net Expenses	2,175,332	2,049,908	2,731,711

Net Investment Income/(Loss)	1,521,881	1,470,862	1,568,683

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Translations
Net realized gain/(loss) from investment transactions	24,898,211	25,312,930	27,661,435
Net realized gain/(loss) from foreign currency translations	(63,187)	(409,192)	(277,388)
Change in unrealized net appreciation/(depreciation) on investments & foreign currency translations	31,658,932	10,572,351	28,720,835

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency translations	56,493,956	35,476,089	56,104,882

Net Increase/(Decrease) in Net Assets Resulting From Operations	$58,015,837	$36,946,951	$57,673,565

The accompanying notes are an integral part of the financial statements.

36 Financial Statements

Statements of Changes in Net Assets

	ICON Asia-Pacific Region Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006

Operations
Net investment income/(loss)	$1,521,881	$155,747
Net realized gain/(loss) from investment transactions	24,898,211	1,094,030
Net realized gain/(loss) from foreign currency translations	(63,187)	(569,787)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	31,658,932	6,454,824

Net increase/(decrease) in net assets resulting from operations	58,015,837	7,134,814

Dividends and Distributions to Shareholders
Net investment income
Class S	(327,103)	(85,846)
Class A	(214)	-

Net decrease from dividends and distributions	(327,317)	(85,846)

Fund Share Transactions
Shares sold
Class S	89,318,346	221,387,084
Class A	981,784	24,469
Reinvested dividends and distributions
Class S	303,437	80,516
Class A	174	-
Shares repurchased
Class S	(89,329,345)	(129,793,185)
Class A	(126,676)	(26)

Net increase/(decrease) from fund share transactions	1,147,720	91,698,858

Total net increase/(decrease) in net assets	58,836,240	98,747,826
Net Assets
Beginning of period	147,468,728	48,720,902

End of period	$206,304,968	$147,468,728

The accompanying notes are an integral part of the financial statements.

Financial Statements 37

Statements of Changes in Net Assets

	ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Operations
Net investment income/(loss)	$1,470,862	$688,766	$1,568,683	$405,330
Net realized gain/(loss) from investment transactions	25,312,930	2,724,355	27,661,435	6,781,431
Net realized gain/(loss) from foreign currency translations	(409,192)	(286,266)	(277,388)	(454,070)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	10,572,351	6,903,602	28,720,835	4,534,281

Net increase/(decrease) in net assets resulting from operations	36,946,951	10,030,457	57,673,565	11,266,972

Dividends and Distributions to Shareholders
Net investment income
Class S	(366,098)	-	-	-
Class I	-	-	(10,385)	(24,881)
Class C	-	-	-	-
Class Z	-	-	-	(50,351)
Class A	(553)	-	-	-
Net realized gains
Class S	(1,940,765)	(1,340,887)	-	-
Class I	-	-	(3,723,882)	(1,143,374)
Class C	-	-	(724,596)	(134,889)
Class Z	-	-	(1,230,878)	(934,778)
Class A	(3,610)	-	(117,472)	-

Net decrease from dividends and distributions	(2,311,026)	(1,340,887)	(5,807,213)	(2,288,273)

Fund Share Transactions
Shares sold
Class S	113,256,468	117,006,017	-	-
Class I	-	-	77,455,420	68,838,279
Class C	-	-	11,921,728	12,648,559
Class Z	-	-	6,829,087	13,277,909
Class A	575,800	29,478	8,691,180	88,208
Reinvested dividends and distributions
Class S	2,085,318	1,336,067	-	-
Class I	-	-	3,619,722	1,133,191
Class C	-	-	666,173	130,198
Class Z	-	-	1,228,139	983,433
Class A	4,163	-	116,347	-
Shares repurchased
Class S	(116,233,754)	(44,864,637)	-	-
Class I	-	-	(22,357,920)	(13,588,831)
Class C	-	-	(3,263,458)	(915,055)
Class Z	-	-	(8,285,805)	(5,302,946)
Class A	(28,933)	(36)	(3,202,753)	(29)

Net increase/(decrease) from fund share transactions	(340,938)	73,506,889	73,417,860	77,292,916

Total net increase/(decrease) in net assets	34,294,987	82,196,459	125,284,212	86,271,615
Net Assets
Beginning of period	105,439,210	23,242,751	118,736,304	32,464,689

End of period	$139,734,197	$105,439,210	$244,020,516	$118,736,304

The accompanying notes are an integral part of the financial statements.

38 Financial Statements

Statements of Changes in Net Assets (continued)

	ICON Asia-Pacific Region Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006

Transactions in Fund Shares
Shares Sold
Class S	5,692,452	17,006,822
Class A	57,467	1,846
Reinvested dividends and distributions
Class S	21,264	6,233
Class A	12	-
Shares repurchased
Class S	(5,979,748)	(10,164,560)
Class A	(7,348)	(2)

Net increase/(decrease)	(215,901)	6,850,339

Shares outstanding beginning of period	11,180,855	4,330,516

Shares outstanding end of period	10,964,954	11,180,855

Purchase and Sales of Investment Securities (excluding short-term securities)
Purchase of securities	$207,034,481	$291,355,445
Proceeds from sales of securities	205,128,051	202,024,877
Accumulated undistributed net investment income/(loss)	$1,112,505	$(270,114)

The accompanying notes are an integral part of the financial statements.

Financial Statements 39

Statements of Changes in Net Assets (continued)

	ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Transactions in Fund Shares
Shares Sold
Class S	5,325,734	6,577,613	-	-
Class I	-	-	4,426,226	4,778,664
Class C	-	-	722,425	892,329
Class Z	-	-	362,014	987,753
Class A	27,337	1,577	496,277	5,877
Reinvested dividends and distributions
Class S	100,015	91,261	-	-
Class I	-	-	228,951	84,133
Class C	-	-	43,972	9,984
Class Z	-	-	76,903	72,522
Class A	200	-	7,295	-
Shares repurchased
Class S	(5,242,428)	(2,549,057)	-	-
Class I	-	-	(1,293,738)	(935,489)
Class C	-	-	(200,912)	(64,198)
Class Z	-	-	(466,665)	(372,280)
Class A	(1,279)	(2)	(176,215)	(2)

Net increase/(decrease)	209,579	4,121,392	4,226,533	5,459,293

Shares outstanding beginning of period	5,603,999	1,482,607	7,969,216	2,509,923

Shares outstanding end of period	5,813,578	5,603,999	12,195,749	7,969,216

Purchase and Sales of Investment Securities (excluding short-term securities)
Purchase of securities	$195,767,756	$133,003,344	$289,490,635	$168,974,479
Proceeds from sales of securities	196,894,045	60,122,066	221,259,001	98,308,045
Accumulated undistributed net investment income/(loss)	$1,213,565	$366,659	$1,624,228	$10,385

The accompanying notes are an integral part of the financial statements.

40 Financial Statements

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Financial Highlights

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Asia-Pacific Region Fund
Class S#
Year Ended September 30, 2007	$13.19	$0.15	$5.51	$5.66	$(0.03)	$-
Year Ended September 30, 2006	11.25	0.02	1.93	1.95	(0.01)	-
Year Ended September 30, 2005	8.17	0.03	3.08	3.11	(0.03)	-
Year Ended September 30, 2004	7.62	0.02	0.55	0.57	(0.02)	-
Year Ended September 30, 2003	5.68	0.04	1.90	1.94	-	-
Class A
Year Ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-
May 31, 2006 (inception) to September 30, 2006	13.54	0.04	(0.40)	(0.36)	-	-

ICON Europe Fund
Class S#
Year Ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)
Year Ended September 30, 2006	15.68	0.20	3.80	4.00	-	(0.86)
Year Ended September 30, 2005	12.03	0.07	3.58	3.65	-	-
Year Ended September 30, 2004	9.84	(0.04)	2.23	2.19	-	-
Year Ended September 30, 2003	7.40	(0.02)	2.46	2.44	-	-
Class A
Year Ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)
May 31, 2006 (inception) to September 30, 2006	18.40	(0.02)	0.41	0.39	-	-

ICON International Equity Fund
Class I
Year Ended September 30, 2007	14.94	0.18	5.63	5.81	- (c)	(0.66)
Year Ended September 30, 2006	12.91	0.09	2.57	2.66	(0.01)	(0.62)
Year Ended September 30, 2005	10.59	0.04	3.25	3.29	-	(0.97)
February 6, 2004 (inception) to September 30, 2004	10.96	0.04	(0.41)	(0.37)	-	-
Class C
Year Ended September 30, 2007	14.36	- (c)	5.39	5.39	-	(0.66)
Year Ended September 30, 2006	12.53	(0.03)	2.48	2.45	-	(0.62)
Year Ended September 30, 2005	10.55	(0.14)	3.09	2.95	-	(0.97)
February 19, 2004 (inception) to September 30, 2004	11.29	(0.02)	(0.72)	(0.74)	-	-
Class Z
Year Ended September 30, 2007	15.07	0.20	5.73	5.93	-	(0.66)
Year Ended September 30, 2006	13.00	0.09	2.63	2.72	(0.03)	(0.62)
Year Ended September 30, 2005	10.60	0.06	3.31	3.37	-	(0.97)
Year Ended September 30, 2004	8.41	0.01	2.24	2.25	(0.06)	-
Year Ended September 30, 2003	5.96	0.06	2.45	2.51	-	(0.06)
Class A
Year Ended September 30, 2007	15.06	0.17	5.67	5.84	-	(0.66)
May 31, 2006 (inception) to September 30, 2006	15.17	0.03	(0.14)	(0.11)	-	-

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
#	Class S was formerly the only class in the Fund. Multi-class operations commenced May 31, 2006.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.

42 Financial Highlights

							Ratio of net investment
				Ratio of expenses to			income to average net
				average net assets(d)			assets(d)
				Before	After		Before	After
				expense	expense		expense	expense
distributions				limitation	limitation		limitation	limitation
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent	Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	period	return*	thousands)	credit	credit		credit	credit	rate(a)

$(0.03)	$18.82	43.03%	$205,332	1.38%	1.38%		0.96%	0.97%	130.84%
(0.01)	13.19	17.36%	147,444	1.44%	1.44%		0.12%	0.12%	159.51%
(0.03)	11.25	38.12%	48,721	1.93%	N/A		0.30%	N/A	185.84%
(0.02)	8.17	7.51%	17,047	1.91%	N/A		0.20%	N/A	58.62%
-	7.62	34.15%	6,084	1.98%	N/A		0.68%	N/A	81.44%

(0.03)	18.72	42.38%	973	3.26%	1.85	%(b)	0.24%	1.65%	130.84%
-	13.18	(2.66)%	24	25.78%	1.81	%(b)	(23.09)%	0.88%	159.51%

(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%
(0.86)	18.82	27.09%	105,409	1.51%	1.51%		1.13%	1.13%	100.62%
-	15.68	30.34%	23,243	1.85%	N/A		0.51%	N/A	153.55%
-	12.03	22.26%	7,826	2.24%	N/A		(0.38)%	N/A	78.57%
-	9.84	32.97%	9,262	1.87%	N/A		(0.29)%	N/A	101.37%

(0.31)	23.91	29.14%	666	2.43%	1.84	%(b)	0.09%	0.69%	133.36%
-	18.79	2.12%	30	33.40%	1.84	%(b)	(31.86)%	(0.30)%	100.62%

(0.66)	20.09	40.11%	170,383	1.54%	1.54	%(b)	1.02%	1.03%	132.30%
(0.63)	14.94	21.20%	76,454	1.71%	1.71	%(b)	0.59%	0.59%	129.31%
(0.97)	12.91	32.90%	15,376	2.02%	1.97%		0.27%	0.32%	139.23%
-	10.59	(3.38)%	3,211	2.32%	N/A		0.44%	N/A	117.74%

(0.66)	19.09	38.74%	29,274	2.57%	2.56	%(b)	(0.04)%	(0.03)%	132.30%
(0.62)	14.36	20.09%	13,899	2.76%	2.54	%(b)	(0.39)%	(0.18)%	129.31%
(0.97)	12.53	29.56%	1,622	4.52%	3.51%		(2.23)%	(1.22)%	139.23%
-	10.55	(6.55)%	183	3.06%	N/A		(0.16)%	N/A	117.74%

(0.66)	20.34	40.56%	37,619	1.26%	1.26	%(b)	1.16%	1.16%	132.30%
(0.65)	15.07	21.54%	28,295	1.41%	1.40	%(b)	0.60%	0.61%	129.31%
(0.97)	13.00	33.57%	15,466	1.68%	1.68%		0.51%	0.51%	139.23%
(0.06)	10.60	26.79%	9,303	1.98%	N/A		0.03%	N/A	117.74%
(0.06)	8.41	42.60%	10,587	2.00%	N/A		0.88%	N/A	98.91%

(0.66)	20.24	39.97%	6,744	1.70%	1.69	%(b)	0.98%	0.99%	132.30%
-	15.06	(0.73)%	88	19.13%	1.79	%(b)	(16.62)%	0.72%	129.31%

Financial Highlights 43

Notes to Financial Statements
September 30, 2007

1. Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund offer two classes of shares, Class S and Class A. The International Equity Fund offers four classes of shares, Class I, Class C, Class Z and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and transfer agent costs and that each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap

44 Notes to Financial Statements

investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) foreign securities in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board of Trustees (“Board”) to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board.

Notes to Financial Statements 45

Notes to Financial Statements (continued)

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

New Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of

46 Notes to Financial Statements

SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’ custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2007.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement

Notes to Financial Statements 47

Notes to Financial Statements (continued)

between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statement of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2007.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2007.

Options Transactions

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If

48 Notes to Financial Statements

a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the year ended September 30, 2007.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to non-affiliated qualified parties. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

Notes to Financial Statements 49

Notes to Financial Statements (continued)

As of September 30, 2007, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Asia-Pacific Region Fund	$1,840,150	$1,910,700
ICON Europe Fund	1,065,252	1,122,560
ICON International Equity Fund	5,301,633	5,565,319

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax

50 Notes to Financial Statements

years as of the effective date. At this time, management is evaluating the implications, if any, of FIN 48. Its impact to the financial statements has not yet been determined.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds based upon relative net assets. In calculating the net asset value of the shares in the various classes of the Funds, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Notes to Financial Statements 51

Notes to Financial Statements (continued)

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as the investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

	Class S	Class I	Class C	Class Z	Class A

ICON Asia-Pacific Region Fund	-	N/A	N/A	N/A	1.80%
ICON Europe Fund	-	N/A	N/A	N/A	1.80%
ICON International Equity Fund	N/A	1.80%	2.55%	1.55%	1.80%

The expense limitations will continue in effect until at least January 29, 2017. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2007 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

	2008	2009	2010

ICON Asia-Pacific Region Fund	$-	$722	$3,131
ICON Europe Fund	-	709	2,624
ICON International Equity Fund	-	-	2,647

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the Fund Accounting Agent for the Funds. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

52 Notes to Financial Statements

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2007, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2007, the Funds payment for administrative services to ICON is included in the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Notes to Financial Statements 53

Notes to Financial Statements (continued)

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders of the International Equity Fund and Class A shareholders of the Asia-Pacific Region Fund and the Europe Fund pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 1.00% of average daily net assets.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2007, the total related amounts paid by the Trust under this agreement are included in Other Expenses on the Statement of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2007, the amount was $15,423.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest on domestic borrowings is charged at LIBOR plus 2.00% which was 7.12% at September 30, 2007. The average interest rate charged for the year ended September 30, 2007 was 6.82%.

Average Borrowing
(10/1/06 - 9/30/07)

ICON Asia-Pacific Region Fund**	$1,368,095
ICON Europe Fund**	2,806,906
ICON International Equity Fund**	230,647

**Fund had outstanding borrowings as of September 30, 2007.

54 Notes to Financial Statements

5. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals.

During the year ended September 30, 2007 the ICON Asia-Pacific Region Fund utilized capital loss carryforwards of $6,889,133. For the year ended September 30, 2007, the ICON Asia-Pacific Region Fund and the ICON Europe Fund will elect to defer post October currency losses of $21,330 and $213,173, respectively.

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Asia-Pacific Region Fund	$327,317	$-	$327,317	$327,317
ICON Europe Fund	1,255,900	1,055,126	2,311,026	2,311,026
ICON International Equity Fund	3,376,711	2,430,502	5,807,213	5,807,213

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Asia-Pacific Region Fund	$85,846	$-	$85,846	$85,846
ICON Europe Fund	-	1,340,887	1,340,887	1,340,887
ICON International Equity Fund	952,037	1,336,236	2,288,273	2,288,273

Notes to Financial Statements 55

Notes to Financial Statements (continued)

As of September 30, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	capital and	Appreciation	Earnings
Fund	Income	Term Gains	Earnings	other losses	(Depreciation)	(Deficits)

ICON Asia-Pacific Region Fund	$4,690,147	$12,015,312	$16,705,459	$(21,330)	$44,540,974	$61,225,103
ICON Europe Fund	15,002,307	2,578,368	17,580,675	(213,173)	20,764,659	38,132,161
ICON International Equity Fund	15,951,878	10,512,656	26,464,534	-	38,805,595	65,270,129

As of September 30, 2007, book cost for financial reporting purposes is substantially the same for federal income tax puposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

		Unrealized	Unrealized	Net Appreciation
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Asia-Pacific Region Fund	$166,277,600	$46,259,945	$(1,715,791)	$44,544,154
ICON Europe Fund	119,933,917	22,448,563	(1,693,803)	20,754,760
ICON International Equity Fund	210,824,407	41,562,641	(2,765,640)	38,797,001

56 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2007

Report of Independent Registered Public Accounting Firm 57

Six Month Hypothetical Expense Example
September 30, 2007 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/07 - 9/30/07).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

58 Expense Example

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses
			Paid	Annualized
	Beginning	Ending	During	Expense
	Account	Account	Period	Ratio
	Value	Value	4/1/07 -	4/1/07 -
	4/1/07	9/30/07	9/30/07*	9/30/07

ICON Asia-Pacific Region Fund
Class S
Actual Expenses	$1,000.00	$1,252.20	$7.43	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.38	6.68
Class A
Actual Expenses	1,000.00	1,248.80	10.20	1.81%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.93	9.15
ICON Europe Fund
Class S
Actual Expenses	1,000.00	1,100.20	7.16	1.36%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.18	6.88
Class A
Actual Expenses	1,000.00	1,097.30	9.67	1.84%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.77	9.30
ICON International Equity Fund
Class I
Actual Expenses	1,000.00	1,208.10	8.41	1.52%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.38	7.69
Class C
Actual Expenses	1,000.00	1,201.40	14.18	2.57%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.11	12.96
Class Z
Actual Expenses	1,000.00	1,210.00	6.93	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.73	6.33
Class A
Actual Expenses	1,000.00	1,206.20	9.84	1.78%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.08	9.00

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Expense Example 59

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 56, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 57. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

John C. Pomeroy, Jr., 60. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

60 Trustees and Officers

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 59. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently serves as Executive Director of the Indiana Civil Rights Commission (2005 to present) and has been appointed to the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President — Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000).

R. Michael Sentel, 59. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a branch chief (1980-1981). Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 56. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

Trustees and Officers 61

Donald Salcito, 54. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

Carrie M. Schoffman, 34. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Stephen Abrams, 44. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004-2005) and Associate (2000 to 2004).

62 Trustees and Officers

Other Information (unaudited)

Renewal of Investment Advisory Agreement

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 14, 2007, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2007.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser’s investment personnel, the Adviser’s compliance programs, the Adviser’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Other Information 63

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

64 Other Information

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

D. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

E. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage.

F. the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

In connection with profitability, the Board reviewed the costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are satisfactory, and whether the profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research assists ICON in providing quality to which it provides advisory services.

Other Information 65

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2007 qualifies for the corporate dividends received deduction for the following Funds:

Dividends Received
Fund	Deduction

ICON International Equity Fund	0.06%

For the fiscal year ended September 30, 2007, the following Funds paid qualified dividend income:

Fund	Amount

ICON International Equity Fund	$12,156

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Asia-Pacific Region Fund	$1,612,474
ICON Europe Fund	8,302,676
ICON International Equity Fund	3,223,111

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

66 Other Information

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

Other Information 67

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconadvisers.com

By E-Mail	info@iconadvisers.com

1-800-764-0442
www.iconadvisers.com
FANN-INT (09/07)

2007 Annual Report
ICON Sector Funds
Investment Update

ICON Consumer Discretionary Fund
ICON Energy Fund
ICON Financial Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON Leisure and Consumer Staples Fund
ICON Materials Fund
ICON Telecommunication & Utilities Fund

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, tax return of capital, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund results shown, unless otherwise indicated, are at net asset value.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2007, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2007 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the

2 About This Report

integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, the risks noted in this Annual Report, and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

About This Report 3

The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you construct your financial plan, and we appreciate your continued commitment to diversify with one or more of the ICON Sector Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

Investing lore is replete with sayings that communicate the wisdom that comes only from long-term experience. During the past five years, I have been reminded of the expression, “Wall Street climbs a wall of worry.” As the saying goes, market advances need to climb the proverbial “wall of worry” in order to keep going higher.

Many investors believe they have plenty to worry about: the sub-prime mortgage crisis, interest rates, oil prices, consumer spending, and inflation, not to mention the anxieties of terrorism, the Iraq war, environmental issues, and the weakness of the dollar. Amid these concerns, investors are inundated with news and theories about the stock market, leading to confusion, fear, and poor investment decisions.

Second-guessing the Federal Reserve (the Fed) seems to be a popular activity lately for many investors. Some argue the Fed waited too long to ease. Some argue the Fed should not be easing at all. Others believe the Fed should ease monetary policy even more.

We believe the debates regarding the economy and the stock market are a distraction for investment purposes. At ICON, we do not waste energy trying to predict what the Fed will do. Fed economists have direct access to economic statistics and banking activity. They are in the best position to make decisions regarding interest rates.

Debate also centers on the economy as people guess whether there will be a recession. They focus particular attention on the housing market and argue over when it might rebound. Again, this debate is irrelevant to the ICON system, as we avoid conjecture about the economy and housing market when making investment decisions.

Message From ICON Funds 5

A Strong Equity Market

Despite worrisome headlines and gloomy expectations, it may be surprising to know how well the equity markets have performed over the last five years. Below are cumulative and annualized rates of return for a few popular indexes for the five-year period ended September 30, 2007.

Index Returns, 9/30/02 - 9/30/07

Index	Cumulative Return	Annualized Return

Dow Jones Industrial Average	105.02%	15.44%
NASDAQ Composite Index	138.06%	18.94%
S&P 500 Index	105.13%	15.45%
S&P MidCap 400 Index	130.45%	18.17%
S&P SmallCap 600 Index	135.93%	18.73%

The unmanaged Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The unmanaged Standard & Poor’s (S&P) 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. The unmanaged S&P SmallCap 600 Index is an unmanaged index of 600 domestic stocks chosen for their market capitalization, liquidity, financial viability, and sector representation. The unmanaged S&P MidCap 400 Index is a widely recognized unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity, and industry group representations. Total returns for the unmanaged indexes include the reinvestment of dividends and capital gain distributions, except as noted, but do not reflect the costs of managing a mutual fund. The Funds’ composition may differ significantly from the indexes. Individuals cannot invest directly in an index.

Sources: FactSet Research Systems, Bloomberg

We think these are impressive rates of returns and are above-average by historic standards. A 100% cumulative return means the investment has doubled during the period. Yet analysts, observers, and investors have doubted the strength of this market. But, as the adage says, as they worried, the market kept climbing.

The past five years are significant to ICON because we opened four new funds in September 2002. ICON Long/Short, ICON Equity Income, ICON Income Opportunity, and ICON Bond Funds recently reached their five-year performance track records. Additionally, the ICON Core Equity Fund has seven years of performance as of mid-October, and most of the ICON Sector and International Funds now boast 10-year track records.

6 Message From ICON Funds

Guided by Valuation

As always, our valuation readings have been our guide. According to our methodology, stocks have, on average, been priced below our estimate of intrinsic value over the course of the fiscal year. Our valuations dictate being invested.

While investors worry about current events, they have been giving us stocks at bargain prices. In our view, the impressive rates of return seen in market indexes are simply the result of prices trying to catch up with intrinsic value.

At ICON, we invest in industries that our methodology identifies as underpriced. Our quantitative process keeps us on track when many other investors are doubtful and worried. We continue to uncover companies we think are healthy and well-managed. These companies seem to be succeeding even amidst investor fear and worry.

Our discipline directed us to stay invested during the fiscal year, allowing the ICON Funds to take advantage of this rising market. In our regular communications, we have been steady in our message that it has been best to be invested in underpriced stocks and ride through short-term setbacks. You should be commended for your resolve to stick with the ICON system, and we believe you should be proud if you have participated in the advance.

In closing, we are grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance, and other information about your account.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Message From ICON Funds 7

 ICCCX

Management Overview
ICON Consumer Discretionary Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2007, the Fund’s sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, returned 5.92%, and its broad benchmark, the S&P Composite 1500 Index, gained 16.59%. The ICON Consumer Discretionary Fund trailed both benchmarks, appreciating 5.62% during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We believe investor concerns over rising oil prices, the sub-prime mortgage debacle, the slowdown in housing, and concerns over the possibility of inflation all weighed heavily on the Consumer Discretionary sector during the period. With oil, gold, and other commodity prices rising sharply, investors apparently doubted the ability of consumers to continue spending, which, in turn, would dampen profits for retail, home, and auto-related issues.

Investors appeared reluctant to buy shares of Consumer Discretionary stocks in spite of the significant value they held based on our calculations. At the start of the fiscal period, our analysis indicated the Consumer Discretionary sector was trading at about a 30% discount to our estimation of its intrinsic value.

Despite investor concerns, earnings of companies within this sector remained generally strong, and a slowdown in consumer spending did not materialize during the period.

Amid this backdrop, Consumer Discretionary stocks struggled relative to the broader market, while trading in the sector was quite volatile. To illustrate, from the beginning of the period to February 20, 2007, the S&P 1500 Consumer Discretionary Index rose 15.60%. Then, from February 20 to March 5, 2007, the Index fell (7.28%), and from March 5 to June 4, 2007, the Index bounced back, rising 9.08%. Finally, after a short period of sideways movement, the Consumer Discretionary Index dropped (12.50%) from July 19 to August 15, 2007.

8 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	Our valuation system directs us to invest in industries that are demonstrating the best combination of value and strength relative to the broad market. During the period, several industries in particular contributed to absolute performance, including footwear, auto parts & equipment, apparel accessories & luxury goods, broadcasting & cable TV, and general merchandise stores. Together, these industries comprised about 35% of average Fund assets in the fiscal year.

Conversely, the home improvement retail, household appliances, and homebuilder industries detracted from fiscal-year returns, accounting for approximately 12% on average of the total assets of the Fund in the period. These housing-related groups, while offering significant value based on our calculations, fell as investors appeared overwhelmed by the constant negative headlines related to consumer spending over the period.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	According to our methodology, the Consumer Discretionary sector is the most undervalued sector of the nine we track, with a value-to-price ratio of 1.31 at the close of the fiscal year. Inopportunely, while the sector has a high value-to-price ratio, our calculations reveal it also has the lowest relative strength ranking among the sectors we follow.

We believe this sector is well positioned to lead the broad market higher, and our experience indicates that the Consumer Discretionary sector has fared well following Federal Reserve rate cuts. However, we need to see an increase in its relative strength metric before more broadly diversifying across the sector.

Based on our quantitative analysis, the underlying company fundamentals of consumer-related issues remain generally strong. Until investors’ fears subside regarding the ability of the consumer to continue spending briskly, however, we believe these stocks will lack relative strength.

Management Overview 9

Industry Composition
as of September 30, 2007

Auto Parts & Equipment	14.6%
Footwear	7.9%
Home Improvement Retail	7.3%
Apparel Accessories & Luxury Goods	7.0%
Housewares & Specialties	7.0%
General Merchandise Stores	6.2%
Household Appliances	5.7%
Automotive Retail	5.2%
Computer Hardware	4.4%
Apparel Retail	4.0%
Education Services	3.7%
Home Entertainment Software	3.4%
Distributors	3.0%
Specialty Stores	2.8%
Household Products	2.4%
Automobile Manufacturers	2.3%
Internet Software Services	2.3%
Computer & Electronics Retail	1.7%
Consumer Electronics	1.6%
Food Distributors	1.6%
Soft Drinks	1.6%
Agriculture Products	1.4%
Drug Retail	1.3%
Semiconductors	1.2%
Internet Retail	0.9%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*
ICON Consumer Discretionary Fund	5.62%	8.57%	3.60%	4.46%	1.32%

S&P 1500 Consumer Discretionary Index	5.92%	11.50%	5.76%	6.51%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	7.42%	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

10 Management Overview

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 11

ICON Consumer Discretionary Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (100.5%)
13,500	Abercrombie & Fitch Co.	$1,089,450
16,600	AutoZone, Inc.(a)	1,927,924
35,400	Best Buy Co., Inc.	1,629,108
32,500	BorgWarner, Inc.	2,974,725
50,900	Bright Horizons Family Solutions, Inc.(a)	2,180,556
23,800	Capella Education Co.(a)	1,330,658
21,900	Coach, Inc.(a)	1,035,213
28,500	Corn Products International, Inc.	1,307,295
31,600	CVS Caremark Corp.	1,252,308
149,000	Dell, Inc.(a)	4,112,400
115,900	Drew Industries, Inc.(a)	4,714,812
55,300	eBay, Inc.(a)	2,157,806
58,100	General Motors Corp.(b)	2,132,270
100,800	Gildan Activewear, Inc. - Class A(a)	3,970,512
65,700	Iconix Brand Group, Inc.(a)	1,563,003
45,600	Intel Corp.	1,179,216
51,600	Johnson Controls, Inc.	6,094,476
93,400	Libbey, Inc.(b)	1,636,368
129,900	Lifetime Brands, Inc.(b)	2,635,671
82,200	LKQ Corp.(a)	2,861,382
119,600	Lowe’s Cos., Inc.	3,351,192
99,120	Nike, Inc. - Class B	5,814,379
31,500	Nintendo Co., Ltd. - ADR	2,031,750
18,400	NutriSystem, Inc.(a)(b)	862,776
91,100	O’Reilly Automotive, Inc.(a)	3,043,651
43,300	PetSmart, Inc.	1,381,270
32,200	Procter & Gamble Co.	2,264,948
30,200	Shanda Interactive Entertainment, Ltd.(a)	1,123,742
31,100	Sony Corp. - ADR(b)	1,494,666
56,450	Staples, Inc.	1,213,111
43,800	Sysco Corp.	1,558,842
92,400	Target Corp.	5,873,868
111,400	The Home Depot, Inc.	3,613,816
39,600	The Pepsi Bottling Group, Inc.	1,471,932
28,400	The Stanley Works	1,594,092
91,600	TJX Cos., Inc.	2,662,812
75,400	Tupperware Brands Corp.	2,374,346
37,200	Volcom, Inc.(a)	1,581,744
42,700	Whirlpool Corp.	3,804,570

Total Common Stocks (Cost $86,482,249)		94,902,660
Other Securities (9.0%)
8,489,276	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	8,489,276

Total Other Securities (Cost $8,489,276)		8,489,276
Total Investments 109.5% (Cost $94,971,525)		103,391,936
Liabilities Less Other Assets (9.5)%		(8,914,701)

Net Assets 100.0%		$94,477,235

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

ADR	American Depositary Receipt

12 Schedule of Investments

 ICENX

Management Overview
ICON Energy Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2007, the ICON Energy Fund appreciated 43.64%, outperforming its sector-specific benchmark, the S&P 1500 Energy Index, which returned 42.66%, and its broad benchmark, the S&P Composite 1500 Index, which gained 16.59%. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Amid significant volatility in both the broad equity market and the price of oil, the ICON Energy Fund rose sharply during the fiscal period. These strong gains came as investors were evidently concerned not only about the rising price of oil, but also about the slowdown in the housing market and the deterioration in the sub-prime lending market. Despite these fears, the market advanced over the last 12 months, led by the Energy sector.

Throughout the period, crude oil futures drove Energy stock prices higher, with futures starting the period at $62.91 per barrel and ending at $81.66 per barrel on September 30, 2007, an increase of nearly 30%.

The Fund’s fiscal-year appreciation was not without volatility. From the start of the period to December 14, 2006, the Fund rose 15.75%. Subsequently, in less than a month, from December 14, 2006 to January 11, 2007, Energy stocks and oil futures both fell dramatically. During that timeframe, the Fund declined (13.32%).

Nearly all of the Fund’s gains for the period came in a time of relative calm as oil prices advanced steadily between mid-January and late July 2007. From January 11, 2007 to July 23, 2007, the ICON Energy Fund charged higher, returning 42.99%.

Q.	How did the Fund’s composition affect performance?

A.	Of the seven industries we track in the Energy sector, only two outperformed the S&P 1500 Energy Index: oil & gas equipment & services and integrated oil & gas.

The integrated oil & gas industry, comprised predominantly of large-cap global oil companies such as Exxon Mobil, rose approximately 44% during the 12 months ended September 30, 2007, versus the 42.66% return of

Management Overview 13

the S&P 1500 Energy Index. While the Fund maintained a significant weight in this industry on an absolute basis (about 22% on average during the period), the integrated oil & gas industry position was largely underweight relative to the benchmark due to what we saw as its lack of value. However, this group advanced on momentum, and the Fund’s underweight position was a drag on relative performance.

The oil & gas equipment & services industry, comprising a mix of small- to large-cap companies, was the best-performing Energy industry in the fiscal year, rising around 60%. The Fund was significantly overweight this industry relative to the S&P 1500 Energy Index, about 31% on average during the period versus approximately 16% in the benchmark. The Fund held an overweight position in this industry based on our calculation of its strong value and relative strength metrics, and this active overweight was the primary contributor to the Fund’s relative outperformance.

Q.	What is your investment outlook for the Energy sector?

A.	Despite the strong rise in Energy stocks during the fiscal year, prices of Energy shares have yet to catch up with our estimate of their intrinsic value. Based on our quantitative methodology, the Energy sector ended the period trading at a 15% discount to our calculation of fair value.

Of course, the price of oil futures can have a significant impact of the fortunes of Energy companies, and we do not believe that analysts can accurately and consistently predict the future price of oil. While our research indicates there is upside potential in this sector, we also anticipate ongoing volatility as expectations over the future price of oil can change abruptly and dramatically.

The Fund enters the new fiscal year with a continued overweight in the oil & gas equipment & services industry. Although the Fund remains underweight the integrated oil & gas industry, we have increased the Fund’s position based on our valuation and relative strength metric.

14 Management Overview

Industry Composition
as of September 30, 2007

Integrated Oil & Gas	32.8%
Oil & Gas Equipment & Services	30.6%
Oil & Gas Drilling	15.1%
Oil & Gas Exploration & Production	12.3%
Oil & Gas Refining & Marketing	3.8%
Oil & Gas Storage & Transportation	2.3%
Coal & Consumable Fuels	1.2%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

			Since
			Inception	Expense
	1 Year	5 Years	11/5/97	Ratio*
ICON Energy Fund	43.64%	31.82%	18.16%	1.17%

S&P 1500 Energy Index	42.66%	30.10%	13.61%	N/A

S&P Composite 1500 Index	16.59%	15.82%	7.10%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 15

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16 Management Overview

ICON Energy Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (98.1%)
250,000	Acergy S.A. - ADR	$7,425,000
413,800	Alpha Natural Resources, Inc.(a)	9,612,574
139,900	Apache Corp.	12,599,394
169,300	Atwood Oceanics, Inc.(a)	12,961,608
206,500	Baker Hughes, Inc.	18,661,405
632,400	Bois d’Arc Energy, Inc.(a)	12,123,108
389,600	BP PLC - ADR	27,018,760
349,400	Cameron International Corp.(a)	32,246,126
543,800	Chevron Corp.	50,888,804
92,900	China Petroleum and Chemical Corp. - ADR(b)	11,436,919
100,000	CNOOC, Ltd. - ADR(b)	16,643,000
915,800	ConocoPhillips	80,379,766
284,600	Diamond Offshore Drilling, Inc.	32,242,334
138,300	Dril-Quip, Inc.(a)	6,825,105
300,000	El Paso Corp.	5,091,000
388,200	FMC Technologies, Inc.(a)	22,383,612
490,900	Grant Prideco, Inc.(a)	26,763,868
320,900	Halliburton Co.	12,322,560
407,200	Helix Energy Solutions Group, Inc.(a)	17,289,712
400,000	Helmerich & Payne, Inc.	13,132,000
15,200	Lufkin Industries, Inc.	836,304
266,200	Marathon Oil Corp.	15,178,724
51,600	Murphy Oil Corp.	3,606,324
295,200	National Oilwell Varco, Inc.(a)	42,656,400
377,400	Noble Corp.	18,511,470
802,100	Occidental Petroleum Corp.	51,398,568
350,000	Oil States International, Inc.(a)	16,905,000
400,000	Pride International, Inc.(a)	14,620,000
575,000	Range Resources Corp.	23,379,500
332,800	Royal Dutch Shell PLC - Class A - ADR	27,349,504
103,600	Schlumberger, Ltd.	10,878,000
127,800	Sunoco, Inc.	9,045,684
379,300	Superior Energy Services, Inc.(a)	13,442,392
175,000	The Williams Companies, Inc.	5,960,500
173,900	Tidewater, Inc.	10,927,876
275,000	Transocean, Inc.(a)	31,088,750
114,100	Tsakos Energy Navigation, Ltd.	8,033,781
325,700	Valero Energy Corp.	21,880,526
179,000	W-H Energy Services, Inc.(a)	13,201,250
212,498	Weatherford International, Ltd.(a)	14,275,615
308,833	XTO Energy, Inc.	19,098,233

Total Common Stocks (Cost $516,805,147)		800,321,056

Schedule of Investments 17

Shares or Principal Amount		Value

Short-Term Investments (2.1%)
$17,009,417	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	$17,009,417

Total Short-Term Investments (Cost $17,009,417)		17,009,417
Other Securities (3.4%)
28,147,480	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	28,147,480

Total Other Securities (Cost $28,147,480)		28,147,480
Total Investments 103.6% (Cost $561,962,044)		845,477,953
Liabilities Less Other Assets (3.6)%		(29,402,989)

Net Assets 100.0%		$816,074,964

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

18 Schedule of Investments

 ICFSX

Management Overview
ICON Financial Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund appreciated 3.84% for the fiscal year ended September 30, 2007, outperforming its sector-specific benchmark, the S&P 1500 Financials Index, which returned 1.47%, but lagging its broad benchmark, the S&P Composite 1500 Index, which gained 16.59%. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financial sector lagged the broad equity market during the fiscal year. Late in the period, the Federal Reserve (Fed) Open Market Committee lowered the Federal Funds rate for the first time since June 2003, cutting it 0.50% in response to the increasing economic threat of defaults on sub-prime mortgages.

Sub-prime mortgage concerns also drove the Fed to attempt to infuse liquidity into the market by making an additional 50-point decrease in the discount window after a previous 50-point cut.

After this Fed activity, the yield curve migrated from flat to upward-sloping. The three-month Treasury fell more than 100 basis points, beginning the period at 4.88% and closing out the period at 3.81%.

Mortgage lenders suffered as sub-prime and Alt-A mortgages declined sharply toward the close of the period. These types of mortgages are granted to borrowers whose credit history is not sufficient to get a conventional mortgage. Often these borrowers have impaired or even no credit history and may be likely to default when the housing market declines. Mortgage declines pulled down the Financial sector overall as investors feared that other financial firms had significant exposure to the sub-prime and Alt-A markets.

Q.	How did the Fund’s composition affect performance?

A.	While the Fund owned holdings in the distressed mortgage REITs industry, we sold the positions due to low relative strength. Toward the end of the period, we re-initiated a position in the REITs industry after our system detected emerging leadership against the broad market.

Management Overview 19

The Fund’s mortgage REIT holdings lost about (5%) while they were held, while mortgage REIT holdings in the S&P 1500 Financials Index lost a market-weighted average of approximately (80%) during the fiscal year.

The Fund enjoyed solid gains from the investment banking & brokerage industry, its most heavily weighted industry, as well as from the asset management industry. We pared the investment banking & brokerage industry as relative strength started to decline.

However, gains from the investment banking & brokerage industry were partially offset by losses in the overweighted specialized finance industry and the consumer finance industry.

The Fund initiated a position in the insurance brokers industry when the industry began to demonstrate leadership. The Fund’s weighting in the life & health insurance industry more than doubled during the fiscal year as its relative strength increased. Both industries contributed positively to the Fund’s fiscal-year return.

Q.	What is your investment outlook for the Financial sector?

A.	With the Financial sector priced at 17% below our measurement of its intrinsic value, our analysis suggests there may be opportunities for favorable industry moves toward fair value.

Since the Financial sector low on August 15, 2007, there has been strong industry leadership within the Fund, particularly in the investment banking & brokerage, reinsurance, and life & health insurance industries. We will be watching the earnings-per-share growth estimates of these industries, as well as other industry fundamentals.

20 Management Overview

Industry Composition
as of September 30, 2007

Investment Banking & Brokerage	15.9%
Other Diversified Financial Services	11.9%
Reinsurance	11.6%
Life & Health Insurance	11.4%
Diversified Banks	10.8%
Asset Management & Custody Banks	7.9%
Insurance Brokers	4.6%
Specialized Finance	4.3%
Multi-Line Insurance	4.2%
Diversified Commercial & Professional Services	3.5%
Thrifts & Mortgage Insurance	2.8%
Consumer Finance	2.6%
Publishing	2.5%
Diversified Capital Markets	1.9%
Property & Casualty Insurance	1.4%
Mortgage Reits	1.0%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	7/1/97	Ratio*
ICON Financial Fund	3.84%	14.63%	10.03%	10.31%	1.20%

S&P 1500 Financials Index	1.47%	13.63%	8.10%	9.04%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	7.60%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 21

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22 Management Overview

ICON Financial Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (98.3%)
118,900	Aflac, Inc.	$6,782,056
55,000	American Express Co.	3,265,350
63,100	American International Group, Inc.	4,268,715
86,100	Aon Corp.	3,858,141
86,900	Banco Bilbao Vizcaya Argentaria, S.A. - ADR	2,023,032
111,700	Banco Santander Central Hispano, S.A. - ADR	2,156,927
195,400	Bank of America Corp.	9,822,758
93,400	Bank of New York Mellon Corp.	4,122,676
26,500	Cash America International, Inc.	996,400
98,400	Citigroup, Inc.	4,592,328
113,700	Credicorp Ltd.	7,697,490
56,800	Credit Suisse Group - ADR	3,767,544
32,900	Dun & Bradstreet Corp.	3,244,269
72,600	Everest Re Group, Ltd.	8,003,424
75,000	EZCORP, Inc.(a)	1,008,750
127,700	Financial Federal Corp.	3,576,877
146,200	Flagstar Bancorp, Inc.	1,422,526
49,400	Franklin Resources, Inc.	6,298,500
71,100	Freddie Mac	4,195,611
76,900	FTI Consulting, Inc.(a)	3,868,839
75,800	GFI Group, Inc.(a)	6,527,896
67,200	ING Group N.V. - ADR	2,977,632
139,900	JPMorgan Chase & Co.	6,410,218
86,700	Loews Corp.	4,191,945
93,400	MetLife, Inc.	6,512,782
244,100	MFA Mortgage Investments, Inc. - REIT	1,957,682
112,200	Morgan Stanley	7,068,600
47,700	Morningstar, Inc.(a)	2,928,780
102,900	National Financial Partners Corp.	5,451,642
157,400	optionsXpress Holdings, Inc.	4,114,436
43,200	PartnerRe, Ltd.	3,412,368
95,125	Portfolio Recovery Associates Inc.	5,048,284
46,300	Prudential Financial, Inc.	4,517,954
87,900	RenaissanceRe Holdings, Ltd.	5,749,539
97,600	StanCorp Financial Group, Inc.	4,832,176
38,100	State Street Corp.	2,596,896
145,100	TD Ameritrade Holding Corp.(a)	2,643,722
48,400	The Allstate Corp.	2,767,996
219,500	The Charles Schwab Corp.	4,741,200
30,600	The Goldman Sachs Group, Inc.	6,632,244
48,200	The Thomson Corp.	2,021,026
85,800	Transatlantic Holdings, Inc.	6,034,314

Schedule of Investments 23

Shares or Principal Amount		Value

101,600	Waddell & Reed Financial, Inc. - Class A	$2,746,248
275,000	Wells Fargo & Co.	9,795,500

Total Common Stocks (Cost $177,840,899)		196,653,293
Short-Term Investments (1.8%)
$3,671,874	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	3,671,874

Total Short-Term Investments (Cost $3,671,874)		3,671,874
Total Investments 100.1% (Cost $181,512,773)		200,325,167
Liabilities Less Other Assets (0.1)%		(236,235)

Net Assets 100.0%		$200,088,932

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

24 Schedule of Investments

 ICHCX

Management Overview
ICON Healthcare Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2007, the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, returned 9.57%, and its broad benchmark, the S&P Composite 1500 Index, gained 16.59%. The ICON Healthcare Fund trailed both benchmarks, appreciating 7.17% during the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	A volatile year in equities led to a difficult year for the Health Care sector. As the market rallied at the outset of the fiscal year, the S&P 1500 Health Care Index was negative through mid-November 2006. Even though the sector began to participate in the broad rally that continued through late February 2007, it evidently was not immune to a global sell-off, a housing market downturn, and recession fears that combined to rock the world markets in February 2007.

The sector rallied again through mid-July, but fell more than 5% from July 19, 2007 to August 15, 2007 as the sub-prime mortgage crisis roiled markets. This pattern of volatility led to quick theme changes between cyclical and defensive Health Care industries.

It was difficult for the ICON system to identify sustained industry leadership in this setting. Of the 10 industries we follow in the sector, not one was able to maintain a favorable relative strength reading for more than half of the 12-month period. Industry leaders at the outset of the fiscal year quickly became laggards, and conversely, industries that began the fiscal period as laggards eventually led, only to see their strength fade.

Although our research indicated the pharmaceutical industry was weakening during the period, large-cap pharmaceuticals began to outperform in mid-April, and the Fund began to lag its benchmark. Johnson and Johnson, Merck & Co., Eli Lilly & Co., Schering-Plough Corp., Bristol-Myers Squibb Co., and Allergan Inc., which together comprised more than 25% of the market-cap weighted S&P 1500 Health Care Index as of September 30, 2007, outperformed the benchmark from April 16 to September 30, 2007. While the Fund owned the first four companies mentioned, underweight positions muted gains.

Management Overview 25

Q.	How did the Fund’s composition affect performance?

A.	The fiscal year witnessed numerous changes and reversals in leadership throughout the Health Care sector. At the outset of the fiscal year, the health care facilities industry offered the best combination of value and strength according to our analysis, but this leadership quickly disappeared, and the industry reached our sell breakpoint by November 2006.

The industry regained leadership, becoming the strongest industry by March 2007, only to fall back out of favor and again below our sell target in August 2007. This fluctuation caused the health care facilities industry to detract from the Fund’s performance relative to its benchmark.

The Fund’s holding in the pharmaceuticals industry also was a detractor to returns relative to the benchmark, leading from September 2006 through February 2007, but producing disappointing returns for the second half of the period. The Fund’s positions in Johnson and Johnson, Merck & Co., Eli Lilly & Co., Schering-Plough Corp., while meaningful, were underweight the benchmark, contributing significantly to underperformance.

Conversely, overweight industry positions and careful stock selection led to positive gains versus the benchmark in the biotechnology and managed health care industries.

Q.	What is your investment outlook for the Healthcare sector?

A.	Despite a difficult fiscal year for the Health Care sector, we are pleased with the Fund’s long-term track record. Our calculations indicate the Health Care sector continues to have significant upside, trading at a 12% discount to our measurement of intrinsic value.

In particular, we think the managed health care and biotechnology industries continue to show value and leadership.

26 Management Overview

Industry Composition
as of September 30, 2007

Pharmaceuticals	33.6%
Biotechnology	19.1%
Managed Health Care	18.9%
Health Care Equipment	13.2%
Health Care Services	10.2%
Health Care Distributors	4.5%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	2/24/97	Ratio*
ICON Healthcare Fund	7.17%	13.59%	10.91%	11.98%	1.19%

S&P 1500 Health Care Index	9.57%	9.49%	7.75%	8.42%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	8.36%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 27

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28 Management Overview

ICON Healthcare Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (99.5%)
184,000	Aetna, Inc.	$9,985,680
20,000	Air Methods Corp.(a)	924,000
200,034	Amedisys, Inc.(a)	7,685,306
85,000	AmerisourceBergen Corp.	3,853,050
275,000	Amgen, Inc.(a)	15,556,750
25,000	AMN Healthcare Services, Inc.(a)	468,250
48,100	AstraZeneca PLC - ADR	2,408,367
250,000	Barr Pharmaceuticals, Inc.(a)	14,227,500
100,000	Biogen Idec, Inc.(a)	6,633,000
140,000	Biovail Corp. - ADR(b)	2,431,800
50,000	Cardinal Health, Inc.	3,126,500
400,000	Celgene Corp.(a)	28,524,000
70,000	Cephalon, Inc.(a)(b)	5,114,200
375,000	CIGNA Corp.	19,983,750
138,700	Coventry Health Care, Inc.(a)	8,628,527
100,000	Cubist Pharmaceuticals, Inc.(a)	2,113,000
125,000	DaVita, Inc.(a)	7,897,500
250,000	Dr. Reddy’s Laboratories, Ltd. - ADR(b)	4,090,000
325,000	Eli Lilly & Co.	18,502,250
150,000	Endo Pharmaceuticals Holdings, Inc.(a)(b)	4,651,500
100,000	Express Scripts, Inc.(a)	5,582,000
87,000	Forest Laboratories, Inc.(a)	3,244,230
60,000	Genentech, Inc.(a)	4,681,200
50,000	Gentiva Health Services, Inc.(a)	960,500
175,000	Genzyme Corp.(a)	10,843,000
250,000	Gilead Sciences, Inc.(a)	10,217,500
63,800	Health Net, Inc.(a)	3,448,390
125,000	HealthSpring, Inc.(a)	2,437,500
100,000	Henry Schein, Inc.(a)	6,084,000
215,000	Humana, Inc.(a)	15,024,200
425,000	Johnson & Johnson, Inc.	27,922,500
325,000	K-V Pharmaceutical Co.(a)	9,295,000
175,000	LifeCell Corp.(a)(b)	6,574,750
100,000	Lincare Holdings, Inc.(a)	3,665,000
50,000	Matria Healthcare, Inc.(a)	1,308,000
110,000	McKesson HBOC, Inc.	6,466,900
150,000	MedcoHealth Solutions, Inc.(a)	13,558,500
75,000	Medtronic, Inc.	4,230,750
425,000	Merck & Co., Inc.	21,968,250
350,000	Mylan Laboratories, Inc.	5,586,000
550,000	Pfizer, Inc.	13,436,500
75,000	PSS World Medical, Inc.(a)	1,434,750

Schedule of Investments 29

Shares or Principal Amount		Value

100,000	Quest Diagnostics, Inc.	$5,777,000
150,000	ResMed, Inc.(a)	6,430,500
200,000	Respironics, Inc.(a)	9,606,000
350,000	Schering-Plough Corp.	11,070,500
140,000	Sciele Pharma, Inc.,(a)(b)	3,642,800
125,000	St. Jude Medical, Inc.(a)	5,508,750
275,000	Stryker Corp.	18,909,000
104,500	Syneron Medical, Ltd.	2,470,380
175,000	Teva Pharmaceutical Industries, Ltd. - ADR	7,782,250
250,000	UnitedHealth Group, Inc.	12,107,500
46,400	WellCare Health Plans, Inc.(a)	4,891,952
175,000	WellPoint, Inc.(a)	13,811,000
200,000	Wyeth	8,910,000
185,000	Zimmer Holdings, Inc.(a)	14,983,150

Total Common Stocks (Cost $391,115,443)		470,675,132
Short-Term Investments (0.5%)
$2,430,680	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	2,430,680

Total Short-Term Investments (Cost $2,430,680)		2,430,680
Other Securities (5.2%)
24,723,419	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	24,723,419

Total Other Securities (Cost $24,723,419)		24,723,419
Total Investments 105.2% (Cost $418,269,542)		497,829,231
Liabilities Less Other Assets (5.2)%		(24,542,718)

Net Assets 100.0%		$473,286,513

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

30 Schedule of Investments

 ICTRX

Management Overview
ICON Industrials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund gained 28.73% for the fiscal year ended September 30, 2007, outperforming its sector-specific benchmark, the S&P 1500 Industrials Index, which returned 25.38%, and its broad benchmark, the S&P Composite 1500 Index, which appreciated 16.59%. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At the beginning of the fiscal year, the Industrials sector was trading at a 19% discount to our measurement of intrinsic value, and 19 of the 20 industries we follow in the sector were undervalued according to our calculations, providing ample opportunity for diversification.

While producing a solid gain for the fiscal year, the Industrials sector experienced volatility as concerns about the economy evidently affected the equity market as a whole. From the beginning of the period through July 19, 2007, the Industrials sector gained more than 26%, and the Fund was able to benefit from strong combinations of value and relative strength in the marine, heavy electrical equipment, and construction & farm machinery & heavy trucks industries. Positions in these industries enabled the Fund to outperform the sector as a whole with a total return of more than 33%.

From July 19, 2007 through August 15, 2007, sub-prime mortgage issues contributed to fears of recession and decreased spending on industrial growth. During this time period, the Industrials Fund declined by more than 10%, hampered by weakness in the railroads, trucking and electrical components and equipment industries. Once the fear-based sell-off subsided, Industrials rallied for the last month and a half of the period, with the Fund gaining particular strength from the marine ports & services, marine, and heavy electrical equipment industries.

Q.	How did the Fund’s composition affect performance?

A.	On an industry basis, the aerospace & defense, marine, industrial machinery, construction & farm machinery & heavy trucks, electrical components & equipment, and industrial conglomerates industries contributed most to the Fund’s absolute return for the period.

Management Overview 31

While the Fund remained diversified in every industry in the Industrials sector during the period, the six industries identified above comprised about 65% of Fund assets on average and contributed measurably to performance. Specifically, a significant overweight in the marine industry aided performance as strong earnings growth within the dry bulk shipping sector produced returns of approximately 150% during the period.

Five of the 28 industries in the Fund — specifically air freight & logistics, trucking, oil & gas equipment & services, oil & gas storage & transportation, and office services & supplies — detracted from overall performance in the fiscal year. Three of these industries are in the Industrials sector while two are in the Energy sector and were added based on strong combinations of value and relative strength. The average position held in the air freight & logistics, trucking, oil & gas equipment & services, oil & gas storage & transportation, and office services & supplies industries was about 5%, limiting the negative impact to the Fund.

Q.	What is your investment outlook for the Industrials sector?

A.	Even after a strong year, the Industrials sector continued to trade at a 14% discount to our measurement of its intrinsic value. This suggests that the sector will continue to grow at a pace that makes it difficult for market prices to catch up to our estimation of intrinsic value.

Therefore, we remain generally bullish on the sector, and we continue to look for industries that demonstrate strong combinations of value and relative strength. Currently, the Fund’s largest weightings are in the aerospace & defense, industrial conglomerates, and construction & farm machinery & heavy trucks industries.

32 Management Overview

Industry Composition
as of September 30, 2007

Aerospace & Defense	25.9%
Industrial Conglomerates	13.1%
Construction & Farm Machinery & Heavy Trucks	12.4%
Industrial Machinery	9.2%
Railroads	9.2%
Marine	6.5%
Electrical Components & Equipment	6.1%
Trading Companies & Distributors	3.6%
Diversified Commercial & Professional Services	3.5%
Building Products	3.3%
Air Freight & Logistics	2.2%
Heavy Electrical Equipment	1.4%
Marine Ports & Services	0.9%
Trucking	0.8%
Metal & Glass Containers	0.7%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*
ICON Industrials Fund	28.73%	17.16%	5.40%	7.39%	1.24%

S&P 1500 Industrials Index	25.38%	18.11%	7.37%	8.64%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	8.33%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 33

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

34 Management Overview

ICON Industrials Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (98.8%)
70,500	A.O. Smith Corp.(b)	$3,093,540
76,500	AAON, Inc.	1,509,345
54,100	AAR Corp.(a)	1,641,394
82,500	ABB, Ltd. - ADR	2,163,975
8,600	Actuant Corp. - Class A	558,742
11,800	Acuity Brands, Inc.	595,664
40,000	Aegean Marine Petroleum Network, Inc.	1,450,400
29,800	AerCap Holdings NV(a)	741,722
50,000	Aircastle, Ltd.	1,671,000
10,000	Alliant Techsystems, Inc.(a)(b)	1,093,000
25,000	Ameron International Corp.(b)	2,644,250
15,000	AMETEK, Inc.	648,300
33,100	Apogee Enterprises, Inc.	858,614
60,000	Astec Industries, Inc.(a)	3,447,000
15,000	Baldor Electric Co.	599,250
20,000	Ball Corp.	1,075,000
100,000	Barnes Group, Inc.	3,192,000
60,000	BE Aerospace, Inc.(a)	2,491,800
50,000	Burlington Northern Santa Fe Corp.	4,058,500
30,000	Canadian National Railway Co.	1,710,000
48,800	Carlisle Cos., Inc.	2,371,680
60,000	Caterpillar, Inc.	4,705,800
10,000	CRA International, Inc.(a)	481,900
28,300	CSX Corp.	1,209,259
15,800	Cummins, Inc.	2,020,662
30,400	Curtiss-Wright Corp.	1,444,000
10,100	Danaher Corp.	835,371
5,400	DRS Technologies, Inc.	297,648
30,000	DryShips, Inc.(b)	2,725,500
19,000	Dun & Bradstreet Corp.	1,873,590
38,200	Dynamex, Inc.(a)	978,684
8,600	Eaton Corp.	851,744
15,000	EnPro Industries, Inc.(a)	609,000
24,400	Excel Maritime Carriers, Ltd.(b)	1,361,520
9,000	FedEx Corp.	942,750
15,000	First Solar, Inc.(a)	1,766,100
38,200	FTI Consulting, Inc.(a)	1,921,842
18,000	Genco Shipping & Trading, Ltd.(b)	1,179,540
25,000	General Dynamics Corp.	2,111,750
325,000	General Electric Co.	13,455,000

65,000	Healthcare Services Group, Inc.(b)	1,317,550
24,800	Hub Group, Inc. - Class A(a)	744,744
19,500	IDEX Corp.	709,605
25,000	Illinois Tool Works, Inc.	1,491,000
22,000	Ingersoll Rand Co., Ltd. - Class A	1,198,340
40,000	JA Solar Holdings Co., Ltd. - ADR(a)	1,798,000
10,000	Kennametal, Inc.	839,800
37,500	Kirby Corp.(a)	1,655,250
50,000	L-3 Communications Holdings, Inc.	5,107,000
9,600	Lincoln Electric Holdings, Inc.	745,056
35,000	Lockheed Martin Corp.	3,797,150
25,000	Middleby Corp.(a)	1,613,500
60,000	Moog, Inc. - Class A(a)	2,636,400

Schedule of Investments 35

Shares or Principal Amount		Value

25,400	MSC Industrial Direct Co., Inc. - Class A	$1,284,986
20,000	Mueller Industries, Inc.	722,800
171,200	Navios Maritime Holdings, Inc.	2,249,568
65,000	Norfolk Southern Corp.	3,374,150
30,000	Northrop Grumman Corp.	2,340,000
60,000	Oshkosh Truck Corp.	3,718,200
25,000	Precision Castparts Corp.	3,699,500
40,000	Quintana Maritime, Ltd.	762,800
37,800	Raytheon Co.	2,412,396
12,500	Rockwell Collins, Inc.	913,000
25,000	Ryder System, Inc.	1,225,000
20,000	Siemens AG - ADR	2,745,000
25,000	Suntech Power Holdings Co., Ltd. - ADR(a)	997,500
15,000	Tata Motors, Ltd. - ADR(b)	287,100
17,500	Terex Corp.(a)	1,557,850
30,000	Textron, Inc.	1,866,300
60,000	The Boeing Co.	6,299,400
36,200	The Manitowoc Co., Inc.	1,602,936
20,000	The Toro Co.	1,176,600
18,400	TransDigm Group, Inc.(a)	841,064
35,000	Union Pacific Corp.	3,957,100
10,100	United Parcel Service, Inc. - Class B	758,510
40,000	United Technologies Corp.	3,219,200
10,000	Valmont Industries, Inc.	848,500
14,400	W.W. Grainger, Inc.	1,313,136
22,500	Wabtec Corp.	842,850
15,000	Watsco, Inc.	696,450

Total Common Stocks (Cost $128,979,960)		153,752,127
Short-Term Investments (1.1%)
$1,727,526	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%,
	10/01/07#	1,727,526

Total Short-Term Investments (Cost $1,727,526)		1,727,526
Other Securities (4.3%)
6,824,486	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	6,824,486

Total Other Securities (Cost $6,824,486)		6,824,486
Total Investments 104.2% (Cost $137,531,972)		162,304,139
Liabilities Less Other Assets (4.2)%		(6,565,618)

Net Assets 100.0%		$155,738,521

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

36 Schedule of Investments

 ICTEX

Management Overview
ICON Information Technology Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Information Technology Fund gained 26.38% for the fiscal year ended September 30, 2007, outpacing its sector-specific benchmark, the S&P 1500 Information Technology Index, which returned 23.30%, and its broad benchmarks, the NASDAQ Composite Index and the S&P Composite 1500 Index, which rose 20.52% and 16.59% respectively. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	As the period opened, Technology stocks were trading at about a 21% discount to our calculation of their intrinsic value, indicating significant upside potential.

After trading in a sideways pattern at the beginning of the fiscal period, Technology issues began to move higher in early March 2007. From March 5 to July 19, 2007, the Technology sector advanced as investors shook off concerns over a severe downturn in global equity markets in late February.

From March 5 to July 19, 2007, the ICON Information Technology Fund outpaced its benchmark by approximately 3% as the Fund’s industry composition worked in its favor.

For the first time this decade, the Fund had a heavy tilt toward the large-cap segment of the Technology sector. Our quantitative investment process pulled us in this direction based on value and relative strength metrics. Blue chip technology companies including Microsoft, Cisco, IBM, and Intel were added to the Fund as our research suggested they were trading at generally significant discounts to their intrinsic worth and were, on balance, exhibiting attractive relative strength according to our calculations.

While large-cap issues in general had not been favorable for most of this decade, our system identified attractive combinations of value and relative strength in these neglected blue chip issues and, accordingly, we tilted the Fund toward them.

Management Overview 37

Q.	How did the Fund’s composition affect performance?

A.	Among the industries that contributed to absolute Fund performance during the fiscal year were computer hardware, communications equipment, internet software & services, and semiconductors. Guided by our valuation metrics, each of these industries was represented in the Fund with large-cap blue chip companies: IBM in computer hardware, Cisco in communications equipment, Google in internet software & services, and Intel in semiconductors. These four industries comprised an average of approximately 60% of net assets during the period.

With a positive return for the period, most industry holdings in the Fund contributed to its overall total return. However, computer storage & peripherals and electronic manufacturing services were two industries that slightly hampered returns.

The largest industry overweight relative to the Fund’s benchmark was in computer hardware. The Fund’s average weight in this industry during the fiscal year was about 5% greater than the average computer hardware position in the S&P 1500 Information Technology Index. This overweight proved beneficial to the Fund as the computer hardware industry was the best-performing industry in the sector over the period.

The Fund was underweight relative to its benchmark in the communications equipment industry, with an underweight in this industry over the period of approximately 4% versus the S&P 1500 Information Technology Index. This positioning also worked in the Fund’s favor as the communications equipment industry underperformed the sector benchmark for the period.

Q.	What is your investment outlook for the Information Technology sector?

A.	Due to the sharp rise in Technology issues throughout the period, our value-to-price ratio for the sector at the end of the fiscal period was 1.03, indicating the sector is approaching our estimation of fair value. Nevertheless, we anticipate opportunity within the sector when we analyze its constituent industries.

While we do not base investment decisions on market capitalization, we recognize that larger companies generally lagged this decade but started demonstrating leadership in the summer of 2006. Based on our valuation, we believe they continue to have upside potential.

With proper industry selection based on our value and relative strength calculations, we believe the Information Technology sector remains an attractive area of the U.S. equity market.

38 Management Overview

Industry Composition
as of September 30, 2007

Computer Hardware	26.5%
Communications Equipment	14.9%
Internet Software Services	13.8%
Systems Software	11.7%
Semiconductors	10.5%
Technology Distributors	6.1%
Application Software	4.1%
Semiconductor Equipment	3.9%
Home Entertainment Software	2.6%
Electronic Manufacturing Services	2.4%
Data Processing & Outsourced Services	1.4%
IT Consulting & Other Services	0.8%
Office Electronics	0.7%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	2/19/97	Ratio*
ICON Information Technology Fund	26.38%	13.00%	9.36%	11.49%	1.25%

S&P 1500 Information Technology Index	23.30%	18.87%	4.53%	6.76%	N/A

NASDAQ Composite Index	20.52%	18.94%	5.33%	7.15%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	8.31%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 39

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

40 Management Overview

ICON Information Technology Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (99.4%)
72,400	Altera Corp.	$1,743,392
49,800	Analog Devices, Inc.	1,800,768
63,300	Anixter International, Inc.(a)(b)	5,219,085
81,400	Apple Computer, Inc.(a)	12,498,156
107,700	Arrow Electronics, Inc.(a)	4,579,404
4,393	AU Optronics Corp. - ADR(b)	74,329
30,900	AutoDesk, Inc.(a)	1,544,073
129,500	Avnet, Inc.(a)	5,161,870
95,300	Brightpoint, Inc.(a)	1,430,453
13,700	Brother Industries, Ltd. - ADR	1,750,989
659,400	Cisco Systems, Inc.(a)	21,832,734
26,970	Cognizant Technology Solutions Corp.(a)	2,151,397
536,900	Dell, Inc.(a)	14,818,440
75,000	Diebold, Inc.	3,406,500
298,400	eBay, Inc.(a)	11,643,568
181,100	Epiq Systems, Inc.(a)	3,408,302
251,700	GigaMedia, Ltd.(a)	4,067,472
33,300	Google, Inc. - Class A(a)	18,890,091
88,500	Harris Corp.	5,114,415
149,800	Heartland Payment Systems, Inc.(b)	3,849,860
323,300	Hewlett-Packard Co.	16,097,107
302,040	Hon Hai Precision Industry Co., Ltd. - GDR*	4,483,098
703,700	Intel Corp.	18,197,682
203,200	International Business Machines Corp.	23,936,960
58,700	KLA-Tencor Corp.	3,274,286
74,700	Lam Research Corp.(a)	3,978,522
56,400	Memc Electronic Materials, Inc.(a)	3,319,704
90,700	MICROS Systems, Inc.(a)	5,901,849
625,800	Microsoft Corp.	18,436,068
55,100	Nintendo Co., Ltd. - ADR	3,553,950
58,400	Nokia Corp. - ADR	2,215,112
167,500	ON Semiconductor Corp.(a)	2,103,800
80,400	Open Text Corp.(a)(b)	2,087,988
588,600	Oracle Corp.(a)	12,743,190
68,700	Plexus Corp.(a)	1,882,380
119,800	QUALCOMM, Inc.	5,062,748
56,700	Research In Motion, Ltd.(a)	5,587,785
94,400	Shanda Interactive Entertainment, Ltd.(a)	3,512,624
329,369	Siliconware Precision Industries Co. - ADR(b)	3,985,365

Total Common Stocks (Cost $203,925,245)		265,345,516
Short-Term Investments (0.1%)
$397,279	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	397,279

Total Short-Term Investments (Cost $397,279)		397,279

Schedule of Investments 41

Shares or Principal Amount		Value

Other Securities (4.2%)
11,287,173	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	$11,287,173

Total Other Securities (Cost $11,287,173)		11,287,173
Total Investments 103.7% (Cost $215,609,697)		277,029,968
Liabilities Less Other Assets (3.7)%		(10,065,186)

Net Assets 100.0%		$266,964,782

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

*	Security was fair valued (Note 2) as of September 30, 2007.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

42 Schedule of Investments

 ICLEX

Management Overview
ICON Leisure and Consumer Staples Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Leisure and Consumer Staples Fund gained 15.61% for the fiscal year ended September 30, 2007, outperforming its sector-specific benchmarks, the S&P 1500 Consumer Staples Index and the S&P 1500 Consumer Discretionary Index, which returned 14.15% and 5.92%, respectively. Although neither index is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

In contrast, the Fund fell short of its broad benchmark, the S&P Composite 1500 Index, which returned 16.59% over the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The strong performance of the broad market, relative stability in the Moody’s AAA bond yield, and moderate growth in earnings led to a decline in our calculation of value for the domestic equity market in general and for the Leisure and Consumer Staples sector in particular.

As a result of these thinning valuations, we focused the Fund’s composition on companies we determined were the optimal combination of value and relative strength. Over the past 12 months, the Fund’s total positions were reduced from 57 to 41 as of September 30, 2007.

The equity market was dominated during the fiscal period by strong demand for Materials and Energy stocks as global growth fueled consumption of these goods, especially as China builds the infrastructure to support its growing economy. These global trends shifted investors’ preferences away from Leisure and Consumer Staples stocks.

Market performance was also driven by a strong energy market, propelling returns of ethanol producers in the agricultural products industry and contributing to relative performance. The Fund began the period with an approximately 4% weighting in agricultural products, but steadily increased its agricultural holdings to end the year overweight the benchmark with a more than 14% position.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s overweight position in the strong-performing agricultural products industry contributed to relative returns. Agricultural products

Management Overview 43

comprised about 2% of the market-cap weighted S&P 1500 Consumer Staples Index, but represented a weighted average holding of around 7.5% of the Fund’s assets.

The broadcasting & cable TV industry delivered solid returns, aided by the purchase of Cablevision System Corporation by a private company. The Fund owned Cablevision System at the time of the acquisition announcement but later liquidated the position.

The Fund began the fiscal year with a 15.4% holding in the broadcasting and cable TV industry, but pared it back to 2.2% by the end of the period. While the industry still demonstrates value based on our methodology, we decreased its weighting when we determined it no longer had potential as a market leader.

The Fund’s broadcasting & cable TV reallocation helped relative performance by maximizing the Fund’s exposure while the industry was doing well and minimizing declines during the industry’s recent downturn.

Fund performance benefited during the period from the packaged foods and meats, distillers and vintners, and soft drinks industries. While the soft drinks industry was a notable contributor to Fund returns, our metrics suggested that Coca-Cola Co. and PepsiCo Inc. lacked relative strength. The fact that the Fund was underweight the soft drinks industry compared with the S&P 1500 Consumer Staples Index muted gains.

Holdings in the publishing, hypermarkets & super centers, and photographic products industries detracted from fiscal-year returns.

Q.	What is your investment outlook for the Leisure and Consumer Staples sector?

A.	While overall equity valuations thinned toward the end of the fiscal year, our system continued to find value in the Leisure and Consumer Staples sector. Of the 21 industries that we track in these sectors, only eight are overpriced according to our calculations.

The broadcasting & cable TV industry, a former leader in this sector, is again showing an attractive valuation. We are watching this industry closely for signs of leadership and will increase this position if its metrics meet our targets.

Given that value is not as robust as we have seen in recent years, we have become more selective in the construction of the Fund. As a result, we anticipate the Fund may become more concentrated in certain industries as it has during the past fiscal year.

44 Management Overview

Industry Composition
as of September 30, 2007

Agriculture Products	14.6%
Soft Drinks	12.9%
Packaged Foods & Meats	9.6%
Household Products	7.9%
Publishing	7.4%
Movies & Entertainment	6.7%
Distillers & Vintners	5.6%
Drug Retail	5.6%
Leisure Products	5.5%
Food Retail	4.1%
Food Distributors	3.0%
Restaurants	3.0%
Leisure Facilities	2.6%
Broadcast & Cable TV	2.2%
Brewers	2.0%
Home Entertainment Software	2.0%
Wireless Telecommunication Services	1.6%
Specialty Stores	1.0%
Computer Hardware	0.8%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*
ICON Leisure and Consumer Staples Fund	15.61%	9.50%	9.19%	10.16%	1.54%

S&P 1500 Consumer Discretionary Index	5.92%	11.50%	5.76%	7.18%	N/A

S&P 1500 Consumer Staples Index	14.15%	10.15%	6.41%	6.78%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	8.33%	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 45

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

46 Management Overview

ICON Leisure and Consumer Staples Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (98.1%)
1,700	Apple Computer, Inc.(a)	$261,018
14,200	Archer Daniels Midland Co.	469,736
11,600	Bunge, Ltd.	1,246,420
23,600	Central European Distribution Corp.(a)	1,130,676
16,500	ConAgra Foods, Inc.	431,145
25,700	Constellation Brands, Inc.(a)	622,197
40,800	Corn Products International, Inc.	1,871,496
24,500	CVS Caremark Corp.	970,935
13,100	Darden Restaurants, Inc.	548,366
15,000	EchoStar Communications Corp. - Class A(a)	702,150
4,200	Energizer Holdings, Inc.(a)	465,570
36,200	Fresh Del Monte Produce, Inc.(b)	1,040,750
34,130	Global Sources, Ltd.(a)(b)	756,662
25,600	Hansen Natural Corp.(a)	1,451,008
34,500	Kroger Co.	983,940
8,200	Life Time Fitness, Inc.(a)(b)	502,988
19,300	Meredith Corp.	1,105,890
6,400	Molson Coors Brewing Co.	637,888
9,800	Nintendo Co., Ltd. — ADR	632,100
11,000	PepsiAmericas, Inc.	356,840
15,100	PepsiCo, Inc.	1,106,226
19,500	Performance Food Group Co.(a)	587,535
9,800	PetSmart, Inc.	312,620
9,900	Polaris Industries, Inc.(b)	431,838
28,900	Procter & Gamble Co.	2,032,826
10,900	Rogers Communications, Inc. - Class B	496,277
9,700	Safeway, Inc.	321,167
13,300	Scholastic Corp.(a)	463,638
44,200	Smith & Wesson Holding Corp.(a)(b)	843,778
26,400	Smithfield Foods, Inc.(a)	831,600
14,800	Steinway Musical Instruments, Inc.	438,376
7,200	The Andersons, Inc.(b)	345,744
31,000	The Pepsi Bottling Group, Inc.	1,152,270
27,300	The Walt Disney Co.	938,847
18,500	Time Warner, Inc.	339,660
20,100	Unilever PLC — ADR	636,567
5,300	Vail Resorts, Inc.(a)	330,137
21,400	Viacom, Inc. Class B(a)	833,958
16,500	Walgreen Co.	779,460
10,400	Wimm-Bill-Dann Foods OJSC - ADR	1,137,136
12,400	Yum! Brands, Inc.	419,492

Total Common Stocks (Cost $26,368,416)		30,966,927

Schedule of Investments 47

Shares or Principal Amount		Value

Short-Term Investments (2.1%)
$646,666	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	$646,666

Total Short-Term Investments (Cost $646,666)		646,666
Other Securities (11.9%)
3,751,015	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	3,751,015

Total Other Securities (Cost $3,751,015)		3,751,015
Total Investments 112.1% (Cost $30,766,097)		35,364,608
Liabilities Less Other Assets (12.1)%		(3,793,679)

Net Assets 100.0%		$31,570,929

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

48 Schedule of Investments

 ICBMX

Management Overview
ICON Materials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund gained 48.63% for the fiscal year ended September 30, 2007, beating its sector-specific benchmark, the S&P 1500 Materials Index, which returned 37.14%, and its broad benchmark, the S&P Composite 1500 Index, which gained 16.59%. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Eleven of the 15 industries we track in the Materials sector produced double-digit returns during the fiscal year, indicating a broad sector rally.

Although qualitative factors do not have a role in our investment analysis, we observed that the combination of increasing commodity prices, substantial foreign demand (specifically from China and India), and merger and acquisition activity helped produce robust company earnings in the Materials sector.

The Fund entered the fiscal year with the Materials sector trading at about a 19% discount to our calculation of intrinsic value, slightly below our valuation of the broad domestic market. The right combinations of value and relative strength drew the Fund to industries such as specialty chemicals, metal & glass containers, and diversified chemicals.

Over the course of the year, however, solid market returns slowly decreased our estimation of the intrinsic value of Materials stocks to the point of measuring the sector’s lowest value-to-price ratio of the year, 0.90, on July 13, 2007. At that time, not a single industry within the sector was valued above 1.00, according to our methodology.

Combinations of value and relative strength were difficult for our system to find. In order to generate some downside protection, the Fund purchased Materials sector index put options in early July. This strategy proved to be advantageous as the ICON Materials Fund was able to reduce declines when the S&P 1500 Materials Index dropped more than 16% from July 19, 2007 to August 16, 2007.

Management Overview 49

Q.	How did the Fund’s composition affect performance?

A.	Industries that contributed significantly to absolute performance were diversified metals & mining, specialty chemicals, steel, metal & glass containers, and diversified chemicals. These five industries constituted approximately 60% of Fund assets on average during the fiscal year.

In order to help minimize valuation risk and diversify holdings, the Fund initiated industry positions within the Industrials and Energy sectors that demonstrated value. These positions contributed positively to performance overall.

Our research suggested that from August 16, 2007 through the end of the fiscal year, a distinctly new theme emerged in the Materials sector, led by the diversified metals & mining and fertilizers & agricultural chemicals industries. Our system recognized this theme and through aggressive overweight positions, the Fund outperformed the benchmark by more than 5% during this time period.

A few industries detracted from absolute performance during the fiscal year, including coal & consumable fuels, commodity chemicals, and precious metals & minerals. The Fund held nominal positions in these industries, minimizing the impact to overall Fund returns.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector was the most overvalued of the nine we track with a value-to-price ratio of 0.97. Lower valuations demand that we utilize an especially selective approach on both an industry and stock level. Additionally, we believe diversifying among other sector holdings during periods of overvaluation will provide an opportunity to invest in industries that reflect better value and relative strength.

Our experience suggests that commodity-based industries and sectors, like the Materials sector, have performed well when interest rates are cut. Based on recent Federal Reserve monetary policy, we have positioned the Fund to fully participate in potential market rallies.

50 Management Overview

Industry Composition
as of September 30, 2007

Diversified Metals & Mining	18.6%
Fertilizers & Agricultural Chemicals	16.7%
Steel	11.9%
Specialty Chemicals	10.6%
Diversified Chemicals	9.7%
Industrial Gases	8.9%
Metal & Glass Containers	6.4%
Construction Materials	2.8%
Railroads	2.5%
Oil & Gas Equipment & Services	2.4%
Construction & Farm Machinery & Heavy Trucks	2.2%
Oil & Gas Drilling	2.0%
Marine	1.9%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	5/5/97	Ratio*
ICON Materials Fund	48.63%	27.07%	6.22%	6.85%	1.30%

S&P 1500 Materials Index	37.14%	22.05%	8.15%	9.17%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	8.26%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 51

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

52 Management Overview

ICON Materials Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (96.6%)
65,900	Air Products & Chemical, Inc.	$6,442,384
40,000	Airgas, Inc.	2,065,200
103,000	Albemarle Corp.	4,552,600
30,000	AMCOL International Corp.(b)	992,700
40,000	Arcelor Mittal - Class A(b)	3,134,400
60,000	Arch Chemicals, Inc.	2,812,800
76,000	Ball Corp.	4,085,000
37,100	BHP Billiton Ltd. - ADR(b)	2,916,060
18,800	Brush Engineered Materials, Inc.(a)	975,532
15,600	Burlington Northern Santa Fe Corp.	1,266,252
36,600	Caterpillar, Inc.	2,870,538
32,500	Claymont Steel Holdings, Inc.(a)	658,125
16,100	Cleveland-Cliffs, Inc.(b)	1,416,317
80,800	Companhia Vale do Rio Doce - ADR(b)	2,741,544
20,000	Crown Holdings, Inc.(a)	455,200
11,900	Diamond Offshore Drilling, Inc.	1,348,151
110,000	Dow Chemical Co.	4,736,600
14,700	DryShips, Inc.(b)	1,335,495
42,000	FMC Corp.	2,184,840
120,000	Freeport-McMoran Copper & Gold, Inc. - Class B(b)	12,586,800
55,900	Gerdau Ameristeel Corp.	668,005
20,800	Grant Prideco, Inc.(a)	1,134,016
65,000	Greif, Inc. - Class A	3,944,200
25,000	Haynes International, Inc.(a)	2,134,250
80,000	Hercules, Inc.	1,681,600
49,300	Lafarge S.A. - ADR(b)	1,905,445
25,000	Lubrizol Corp.	1,626,500
14,300	Martin Marietta Materials, Inc.(b)	1,909,765
210,000	Monsanto Co.	18,005,400
13,500	National Oilwell Varco, Inc.(a)	1,950,750
94,600	Navios Maritime Holdings, Inc.	1,243,044
12,400	Norfolk Southern Corp.	643,684
15,900	PotashCorp of Saskatchewan, Inc.	1,680,630
53,900	PPG Industries, Inc.	4,072,145
37,900	Praxair, Inc.	3,174,504
26,100	Quaker Chemical Corp.	613,872
65,000	Quanex Corp.	3,053,700
65,000	Reliance Steel & Aluminum Co.	3,675,100
4,300	Rio Tinto PLC - ADR	1,476,620
180,000	RPM International, Inc.	4,311,000
16,300	RTI International Metals, Inc.(a)	1,291,938
11,200	Southern Copper Corp.(b)	1,386,896

Schedule of Investments 53

Shares or Principal Amount		Value

20,000	Steel Dynamics, Inc.	$934,000
26,700	Syngenta AG - ADR(b)	1,156,911
25,000	The Scotts Miracle-Gro Co.	1,068,750
11,200	Transocean, Inc.(a)	1,266,160
11,300	Union Pacific Corp.	1,277,578

Total Common Stocks (Cost $99,082,777)		126,863,001
Short-Term Investments (4.2%)
$5,510,356	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	5,510,356

Total Short-Term Investments (Cost $5,510,356)		5,510,356
Other Securities (18.0%)
23,686,477	Brown Brothers Harriman Securities Lending Investment Fund, 5.24%	23,686,477

Total Other Securities (Cost $23,686,477)		23,686,477
Total Investments 118.8% (Cost $128,279,610)		156,059,834
Liabilities Less Other Assets (18.8)%		(24,739,128)

Net Assets 100.0%		$131,320,706

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	A portion or all of the security was on loan as of September 30, 2007.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

54 Schedule of Investments

 ICTUX

Management Overview
ICON Telecommunication & Utilities Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Telecommunication & Utilities Fund appreciated 31.60% for the fiscal year ended September 30, 2007, outperforming the 28.37% return of S&P 1500 Telecommunication Services Index and the 19.04% return of the S&P 1500 Utilities Index. Although neither sector-specific benchmark is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

Additionally, the Fund outpaced its broad benchmark, the S&P Composite 1500 Index, which returned 16.59% over the same period. Total returns for other periods as of September 30, 2007 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Telecommunications and Utilities sectors enjoyed an impressive year. Seven out of the eight industry groups within these two sectors delivered double-digit returns over the fiscal year, advancing with the strong equity market and led by the integrated telecommunications industry, which gained approximately 30% during the period.

We believe the strength of the integrated telecommunications industry was driven by price trying to catch up to value, as the industry suffered more than the broad market following the tech bubble’s bursting in 2000 and has yet to reach our calculation of its intrinsic value. In addition, the few large-cap firms which dominate this industry surprised analysts as they completed major acquisitions and delivered positive earnings surprises.

The electric utility industry also performed well, returning approximately 22%. The industry benefited from a setting in which corporations turned in strong earnings, interest rates remained relatively low, and inflation and recession fears subsided. It also held up much better than the overall market during the February 2007 and July 2007 fear-based sell-offs.

Finally, the wireless telecommunications services industry appreciated considerably, gaining strength from mergers and acquisitions and the extremely rapid growth of wireless customers in developing global markets.

Management Overview 55

Q.	How did the Fund’s composition affect performance?

A.	Guided by ICON’s value and relative strength calculations, the Fund was weighted in some of the top-performing industries within the benchmarks.

Specifically, the integrated telecommunications industry was both the most heavily weighted industry within the Fund, with an average weight of around 40% of net assets, and the top-performing industry within the benchmark. This allocation contributed more than any other industry to the Fund’s total return during the fiscal year. Furthermore, the Fund’s individual holdings in this industry outperformed the benchmark’s holdings on a weighted average.

The Fund’s next largest industry position was in the second best-performing industry within the benchmark, electric utilities. As with the integrated telecommunications industry, stock selection among electric utilities (which was the second largest contributor to fiscal-year returns) aided the Fund’s relative performance.

The Fund’s other top industry holdings were independent power producers & energy traders, with about a 9% average weight, and wireless telecommunication services, with an average weight of around 8%. These industries were also among the top performers for the benchmark.

Q.	What is your investment outlook for the Telecommunication & Utilities sectors?

A.	Our analysis of the Telecommunication and Utilities sectors continues to indicate widespread value.

Our calculations suggest that the integrated telecommunications and wireless telecommunication services industries show more value and leadership than industries in the Utilities sector, and we expect to keep the Fund more heavily weighted toward the Telecommunications sector until our valuation measurements suggest a shift.

56 Management Overview

Industry Composition
as of September 30, 2007

Integrated Telecommunication Services	35.3%
Electric Utilities	18.3%
Wireless Telecommunication Services	15.0%
Independent Power Producers & Energy Traders	12.0%
Electrical Components & Equipment	4.0%
Aerospace & Defense	3.5%
Gas Utilities	2.6%
Technology Distributors	2.3%
Alternative Carriers	1.4%
Water Utilities	1.1%
Communications Equipment	0.7%
Computer Hardware	0.7%
Coal & Consumable Fuels	0.6%
Industrial Conglomerates	0.5%
Broadcast & Cable TV	0.4%

Percentages are based upon net assets.

Average Annual Total Return
as of September 30, 2007

				Since
				Inception	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*
ICON Telecommunication & Utilities Fund	31.60%	20.47%	11.05%	11.46%	1.38%

S&P 1500 Telecommunications Services Index	28.37%	21.85%	4.19%	4.71%	N/A

S&P 1500 Utilities Index	19.04%	20.02%	9.17%	9.39%	N/A

S&P Composite 1500 Index	16.59%	15.82%	6.97%	7.42%	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 29, 2007 prospectus for details.

Management Overview 57

Value of a $10,000 Investment
through September 30, 2007

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

58 Management Overview

ICON Telecommunication & Utilities Fund
Schedule of Investments
September 30, 2007

Shares or Principal Amount		Value

Common Stocks (98.4%)
66,400	Allegheny Energy, Inc.(a)	$3,470,064
60,706	America Movil S.A.B. de C.V. - ADR	3,885,184
10,000	American States Water Co.	390,000
15,000	Anixter International, Inc.(a)	1,236,750
5,000	Apple Computer, Inc.(a)	767,700
20,000	Arrow Electronics, Inc.(a)	850,400
586,400	AT&T, Inc.	24,810,584
15,000	Atmos Energy Corp.	424,800
19,000	Belden CDT, Inc.	891,290
30,000	Brightpoint, Inc.(a)	450,300
7,500	BT Group PLC - ADR	471,225
5,000	China Mobile, Ltd. - ADR	410,200
22,500	Cisco Systems, Inc.(a)	744,975
19,950	Comcast Corp. - Class A(a)	482,391
5,000	Companhia de Saneamento Basico do Estado de Sao Paulo - ADR	247,000
65,000	Constellation Energy Group	5,576,350
20,600	DRS Technologies, Inc.	1,135,472
52,600	Edison International	2,916,670
15,000	El Paso Electric Co.(a)	346,950
50,000	Encore Wire Corp.	1,256,500
12,300	Entergy Corp.	1,331,967
66,200	Exelon Corp.	4,988,832
16,000	First Energy Corp.	1,013,440
43,000	FPL Group, Inc.	2,617,840
35,000	France Telecom S.A. - ADR	1,170,400
50,000	Gilat Satellite Networks, Ltd.(a)	510,000
60,000	Hong Kong Electric Holdings, Ltd. - ADR	306,000
25,000	Huaneng Power International, Inc. - ADR	1,319,500
15,000	Hubbell, Inc. - Class B	856,800
35,000	II-VI, Inc.(a)	1,208,550
70,000	Korea Electric Power Corp. - ADR	1,620,500
30,000	KT Corp. - ADR	751,500
10,000	L-3 Communications Holdings, Inc.	1,021,400
16,300	Lockheed Martin Corp.	1,768,387
15,100	Mobile TeleSystems - ADR	1,046,581
18,100	NII Holdings, Inc.(a)	1,486,915
141,500	NRG Energy, Inc.(a)	5,984,035
10,000	ONEOK, Inc.	474,000
60,600	Partner Communications Co., Ltd.	1,003,536
14,400	Peabody Energy Corp.	689,328
12,500	Pepco Holdings, Inc.	338,500
75,000	Premiere Global Services, Inc.(a)	948,750
10,000	PT Telekomunikasi Indonesia - ADR	488,200
30,000	Questar Corp.	1,575,900
75,500	Rogers Communications, Inc. - Class B	3,437,515

Schedule of Investments 59

Shares or Principal Amount		Value

4,000	Siemens AG - ADR	$549,000
30,000	SK Telecom Co., Ltd. - ADR	891,000
28,900	Southern Co.	1,048,492
42,500	Southwest Water Co.	536,775
5,000	Suntech Power Holdings Co., Ltd. - ADR(a)	199,500
62,366	Telefonica S.A. - ADR	5,225,024
17,500	Telefonos de Mexico S.A. de C.V. - ADR	575,225
14,000	Telekom Austria AG - ADR	728,700
12,500	Telemig Celular Participacoes S.A. - ADR	732,500
50,000	Telenor ASA - ADR	2,995,000
5,000	Telus Corp.	280,750
10,000	The AES Corp.(a)	200,400
15,200	UGI Corp.	394,896
20,000	US Cellular Corp.(a)	1,964,000
25,000	Verizon Communications, Inc.	1,107,000
60,000	Vimpel-Communications - Sp ADR	1,622,400

Total Common Stocks (Cost $90,725,859)		107,773,843
Short-Term Investments (0.8%)
$885,953	Brown Brothers Harriman Time Deposit - U.S. Dollar, 4.37%, 10/01/07#	885,953

Total Short-Term Investments (Cost $885,953)		885,953
Total Investments 99.2% (Cost $91,611,812)		108,659,796
Other Assets Less Liabilities 0.8%		848,794

Net Assets 100.0%		$109,508,590

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2007.

ADR	American Depositary Receipt

60 Schedule of Investments

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Statements of Assets and Liabilities
September 30, 2007

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund

Assets
Investments, at cost	$94,971,525	$561,962,044	$181,512,773	$418,269,542

Investments, at value†	103,391,936	845,477,953	200,325,167	497,829,231
Cash	-	-	-	-
Receivables:
Fund shares sold	50,465	856,815	101,447	286,932
Investments sold	3,821,160	2,428,655	-	1,229,632
Interest	7,700	19,620	1,276	6,656
Dividends	55,075	461,679	45,296	177,850
Other assets	30,830	89,113	38,339	65,430

Total Assets	$107,357,166	$849,333,835	$200,511,525	$499,595,731

Liabilities
Payables:
Due to custodian bank	1,423,267	-	-	-
Interest	5,233	-	-	173
Investments bought	2,765,536	3,592,051	-	-
Payable for collateral received on securities loaned	8,489,276	28,147,480	-	24,723,419
Fund shares redeemed	79,070	702,261	187,046	1,072,965
Advisory fees	77,462	640,981	163,601	388,463
Fund accounting fees	2,116	16,431	4,258	10,035
Transfer agent fees	9,135	34,335	12,825	29,839
Administration fees	3,708	31,377	7,827	18,826
Trustee fees	1,309	11,021	2,767	6,572
Accrued expenses	23,819	82,934	44,269	58,926

Total Liabilities	12,879,931	33,258,871	422,593	26,309,218

Net Assets	$94,477,235	$816,074,964	$200,088,932	$473,286,513

Net Assets Consist of
Paid-in capital	$81,786,981	$403,417,465	$160,508,722	$364,252,705
Accumulated undistributed net investment income/(loss)	-	2,043,509	1,841,912	45,860
Accumulated undistributed net realized gain/(loss) from investment transactions	4,269,843	127,098,081	18,925,904	29,428,259
Unrealized appreciation/ (depreciation) on investments	8,420,411	283,515,909	18,812,394	79,559,689

Net Assets	$94,477,235	$816,074,964	$200,088,932	$473,286,513

Shares outstanding (unlimited shares authorized no par value)	7,385,114	19,681,342	13,993,713	26,771,370
Net asset value (offering and redemption price per share)	$12.79	$41.46	$14.30	$17.68

†	Includes securities on loan of $8,277,668, $27,557,377, $0, $24,119,424, $6,661,041, $10,791,244, $3,651,227, $23,148,452, and $0.

The accompanying notes are an integral part of the financial statements.

62 Financial Statements

	ICON	ICON
ICON	Information	Leisure and	ICON	ICON
Industrials	Technology	Consumer	Materials	Telecommunication
Fund	Fund	Staples Fund	Fund	& Utilities Fund

$137,531,972	$215,609,697	$30,766,097	$128,279,610	$91,611,812

162,304,139	277,029,968	35,364,608	156,059,834	108,659,796
5,939	-	-	19,786	-

101,521	1,593,348	9,888	656,513	35,952
668,360	-	-	-	949,865
3,227	38,716	3,694	8,743	308
186,462	97,132	3,938	122,114	69,910
34,747	46,102	19,476	32,211	41,108

$163,304,395	$278,805,266	$35,401,604	$156,899,201	$109,756,939

-	-	-	-	-
-	3,458	-	-	-
426,011	-	-	1,702,545	-

6,824,486	11,287,173	3,751,015	23,686,477	-
145,775	269,542	30,443	49,973	122,926
124,721	214,678	25,684	100,303	88,071
3,464	5,500	854	2,697	2,395
8,528	13,188	8,336	12,893	9,853
6,026	10,265	1,229	4,798	4,146
2,099	3,617	434	1,673	1,483
24,764	33,063	12,680	17,136	19,475

7,565,874	11,840,484	3,830,675	25,578,495	248,349

$155,738,521	$266,964,782	$31,570,929	$131,320,706	$109,508,590

$125,152,367	$234,966,985	$20,072,049	$84,128,217	$76,612,020

135,503	-	530,127	495,440	1,083,590

5,678,484	(29,422,474)	6,370,242	18,916,825	14,764,996

24,772,167	61,420,271	4,598,511	27,780,224	17,047,984

$155,738,521	$266,964,782	$31,570,929	$131,320,706	$109,508,590

14,467,046	24,220,190	2,973,375	8,535,089	11,909,369

$10.77	$11.02	$10.62	$15.39	$9.20

Financial Statements 63

Statements of Operations
For the year ended September 30, 2007

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund

Investment Income
Interest	$49,277	$611,821	$97,043	$542,720
Dividends	1,329,962	9,584,535	6,580,100	6,033,132
Income from securities lending, net	23,995	22,712	-	9,655
Foreign taxes withheld	(9,462)	-	-	(33,750)

Total Investment Income	1,393,772	10,219,068	6,677,143	6,551,757

Expenses
Advisory fees	1,411,227	7,132,345	3,233,805	5,397,290
Fund accounting fees	36,705	173,515	79,364	130,939
Transfer agent fees	107,701	387,140	159,661	350,711
Administration fees	65,195	334,813	149,366	250,392
Registration fees	31,967	54,243	35,172	49,472
Insurance expense	8,266	55,951	19,753	35,073
Trustee fees and expenses	14,720	57,667	30,203	46,976
Interest expense	84,528	63,664	85,021	60,864
Other expenses	75,046	266,165	116,503	210,675

Total expenses before transfer agent earnings credit	1,835,355	8,525,503	3,908,848	6,532,392
Transfer agent earnings credit	(7,032)	(35,946)	(15,588)	(26,495)

Net Expenses	1,828,323	8,489,557	3,893,260	6,505,897

Net Investment Income/(Loss)	(434,551)	1,729,511	2,783,883	45,860

Net Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) from investment transactions	9,399,406	148,157,856	32,263,708	38,078,093
Change in unrealized net appreciation/(depreciation) on investments	(1,555,381)	99,930,732	(18,892,178)	(4,357,126)

Net Realized and Unrealized Gain/(Loss) on Investments	7,844,025	248,088,588	13,371,530	33,720,967

Net Increase/(Decrease) in Net Assets Resulting From Operations	$7,409,474	$249,818,099	$16,155,413	$33,766,827

The accompanying notes are an integral part of the financial statements.

64 Financial Statements

	ICON	ICON
ICON	Information	Leisure and	ICON	ICON
Industrials	Technology	Consumer	Materials	Telecommunication
Fund	Fund	Staples Fund	Fund	& Utilities Fund

$130,598	$61,105	$43,504	$172,813	$165,572
1,488,347	1,672,612	1,736,346	2,152,333	2,639,021

10,205	85,143	11,363	15,697	-
-	(9,178)	(3,924)	(1,885)	(2,103)

1,629,150	1,809,682	1,787,289	2,338,958	2,802,490

1,135,275	2,441,105	739,260	1,221,027	1,106,753
31,290	60,399	20,862	31,887	29,853
93,345	150,838	111,320	148,615	113,428
52,440	112,757	34,153	56,408	51,131
25,631	32,833	22,220	30,330	28,452
8,610	11,807	3,629	10,136	4,859
11,708	22,297	9,558	12,962	12,178
16,655	73,515	39,195	31,470	52,503
78,498	106,900	60,951	81,208	76,296

1,453,452	3,012,451	1,041,148	1,624,043	1,475,453

(5,736)	(12,124)	(3,613)	(6,085)	(5,523)

1,447,716	3,000,327	1,037,535	1,617,958	1,469,930

181,434	(1,190,645)	749,754	721,000	1,332,560

10,093,733	22,583,204	12,220,864	28,330,381	24,415,452

15,827,903	34,418,793	53,228	18,977,096	7,591,509

25,921,636	57,001,997	12,274,092	47,307,477	32,006,961

$26,103,070	$55,811,352	$13,023,846	$48,028,477	$33,339,521

Financial Statements 65

Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006

Operations
Net investment income/(loss)	$(434,551)	$(711,624)
Net realized gain/(loss) from investment transactions	9,399,406	(1,974,252)
Change in net unrealized appreciation/(depreciation) on investments	(1,555,381)	(2,215,040)

Net increase/(decrease) in net assets resulting from operations	7,409,474	(4,900,916)

Dividends and Distributions to Shareholders
Net investment income	-	-
Net realized gains	-	(15,842,362)

Net decrease from dividends and distributions	-	(15,842,362)

Fund Share Transactions
Shares sold	89,592,479	169,800,249
Reinvested dividends and distributions	-	15,740,469
Shares repurchased	(113,316,789)	(223,427,131)

Net increase/(decrease) from fund share transactions	(23,724,310)	(37,886,413)

Total net increase/(decrease) in net assets	(16,314,836)	(58,629,691)
Net Assets
Beginning of period	110,792,071	169,421,762

End of period	$94,477,235	$110,792,071

Transactions in Fund Shares
Shares Sold	6,847,754	13,890,840
Reinvested dividends and distributions	-	1,362,806
Shares repurchased	(8,612,211)	(18,549,943)

Net increase/(decrease)	(1,764,457)	(3,296,297)

Shares outstanding beginning of period	9,149,571	12,445,868

Shares outstanding end of period	7,385,114	9,149,571

Purchase and Sales of Investment Securities
(excluding short-term securities)
Purchase of securities	$200,968,196	$269,340,097
Proceeds from sales of securities	225,414,872	323,712,014
Accumulated undistributed net investment income/(loss)	$-	$-

The accompanying notes are an integral part of the financial statements.

66 Financial Statements

ICON Energy Fund		ICON Financial Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2007	2006	2007	2006

$1,729,511	$(1,539,702)	$2,783,883	$2,917,573

148,157,856	97,201,478	32,263,708	19,921,934

99,930,732	(135,974,290)	(18,892,178)	14,885,101

249,818,099	(40,312,514)	16,155,413	37,724,608

-	(2,256,525)	(3,859,545)	(1,744,311)
(71,884,906)	(23,251,426)	(15,342,221)	(16,113,682)

(71,884,906)	(25,507,951)	(19,201,766)	(17,857,993)

240,156,174	381,970,561	72,560,984	225,592,853
66,740,457	24,368,155	18,814,482	17,760,399
(457,121,104)	(561,109,848)	(256,853,973)	(105,489,351)

(150,224,473)	(154,771,132)	(165,478,507)	137,863,901

27,708,720	(220,591,597)	(168,524,860)	157,730,516

788,366,244	1,008,957,841	368,613,792	210,883,276

$816,074,964	$788,366,244	$200,088,932	$368,613,792

6,798,155	11,049,736	4,850,768	16,117,798
2,077,847	760,300	1,267,822	1,353,679
(13,927,421)	(16,964,736)	(17,605,528)	(7,698,732)

(5,051,419)	(5,154,700)	(11,486,938)	9,772,745

24,732,761	29,887,461	25,480,651	15,707,906

19,681,342	24,732,761	13,993,713	25,480,651

$392,001,086	$213,408,134	$292,616,174	$526,674,690
574,733,632	408,025,665	477,406,026	404,037,325

$2,043,509	$(167,659)	$1,841,912	$2,917,574

Financial Statements 67

Statements of Changes in Net Assets

	ICON Healthcare Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006

Operations
Net investment income/(loss)	$45,860	$(3,659,319)
Net realized gain/(loss) from investment transactions	38,078,093	58,118,854
Change in net unrealized appreciation/(depreciation) on investments	(4,357,126)	(45,909,243)

Net increase/(decrease) in net assets resulting from operations	33,766,827	8,550,292

Dividends and Distributions to Shareholders
Net investment income	-	-
Net realized gains	(43,433,266)	(10,591,515)

Net decrease from dividends and distributions	(43,433,266)	(10,591,515)

Fund Share Transactions
Shares sold	181,868,544	403,323,627
Reinvested dividends and distributions	39,813,766	9,893,314
Shares repurchased	(384,931,407)	(447,733,008)

Net increase/(decrease) from fund share transactions	(163,249,097)	(34,516,067)

Total net increase/(decrease) in net assets	(172,915,536)	(36,557,290)
Net Assets
Beginning of period	646,202,049	682,759,339

End of period	$473,286,513	$646,202,049

Transactions in Fund Shares
Shares Sold	10,331,471	22,417,731
Reinvested dividends and distributions	2,401,313	557,019
Shares repurchased	(21,963,906)	(25,034,402)

Net increase/(decrease)	(9,231,122)	(2,059,652)

Shares outstanding beginning of period	36,002,492	38,062,144

Shares outstanding end of period	26,771,370	36,002,492

Purchase and Sales of Investment Securities (excluding short-term securities)
Purchase of securities	$129,819,228	$394,109,360
Proceeds from sales of securities	316,128,173	446,505,389
Accumulated undistributed net investment income/(loss)	$45,860	$-

The accompanying notes are an integral part of the financial statements.

68 Financial Statements

ICON Industrials Fund		ICON Information Technology Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2007	2006	2007	2006

$181,434	$(654,991)	$(1,190,645)	$(1,595,172)
10,093,733	52,064,019	22,583,204	2,580,097

15,827,903	(34,755,918)	34,418,793	(5,472,197)

26,103,070	16,653,110	55,811,352	(4,487,272)

(29,288)	-	-	-
(30,562,108)	(6,835,273)	-	-

(30,591,396)	(6,835,273)	-	-

102,467,349	70,147,062	102,161,768	175,022,474
30,151,213	6,801,064	-	-
(78,406,365)	(197,386,921)	(132,996,792)	(148,620,178)

54,212,197	(120,438,795)	(30,835,024)	26,402,296

49,723,871	(110,620,958)	24,976,328	21,915,024

106,014,650	216,635,608	241,988,454	220,073,430

$155,738,521	$106,014,650	$266,964,782	$241,988,454

10,027,742	5,011,944	10,238,362	20,144,351
3,426,275	543,216	–	–
(7,006,122)	(14,600,539)	(13,770,758)	(17,698,365)

6,447,895	(9,045,379)	(3,532,396)	2,445,986

8,019,151	17,064,530	27,752,586	25,306,600

14,467,046	8,019,151	24,220,190	27,752,586

$167,987,214	$188,989,372	$191,800,451	$432,267,414
140,686,846	319,518,181	225,844,274	406,207,512

$135,503	$16,029	$-	$-

Financial Statements 69

Statements of Changes in Net Assets (continued)

	ICON Leisure and Consumer
	Staples Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006

Operations
Net investment income/(loss)	$749,754	$(351,244)
Net realized gain/(loss) from investment transactions	12,220,864	(110,039)
Net realized gain/(loss) from foreign currency translations	-	2,784
Change in net unrealized appreciation/(depreciation) on investments	53,228	452,764

Net increase/(decrease) in net assets resulting from operations	13,023,846	(5,735)

Dividends and Distributions to Shareholders
Net investment income	(219,627)	-
Net realized gains	(38,584)	(9,538,955)
Tax return of capital	-	(34,857)

Net decrease from dividends and distributions	(258,211)	(9,573,812)

Fund Share Transactions
Shares sold	38,286,389	42,533,627
Reinvested dividends and distributions	238,048	8,013,754
Shares repurchased	(87,855,183)	(20,242,047)

Net increase/(decrease) from fund share transactions	(49,330,746)	30,305,334

Total net increase/(decrease) in net assets	(36,565,111)	20,725,787
Net Assets
Beginning of period	68,136,040	47,410,253

End of period	$31,570,929	$68,136,040

Transactions in Fund Shares
Shares Sold	4,103,651	4,626,945
Reinvested dividends and distributions	23,949	900,421
Shares repurchased	(8,551,820)	(2,093,062)

Net increase/(decrease)	(4,424,220)	3,434,304

Shares outstanding beginning of period	7,397,595	3,963,291

Shares outstanding end of period	2,973,375	7,397,595

Purchase and Sales of Investment Securities (excluding short-term securities)
Purchase of securities	$108,060,147	$129,436,793
Proceeds from sales of securities	157,645,145	109,381,086
Accumulated undistributed net investment income/(loss)	$530,127	$-

The accompanying notes are an integral part of the financial statements.

70 Financial Statements

		ICON Telecommunication &
ICON Materials Fund		Utilities Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2007	2006	2007	2006

$721,000	$1,129,408	$1,332,560	$1,318,975
28,330,381	20,331,914	24,415,452	13,921,397

-	(22,334)	-	-

18,977,096	(8,247,321)	7,591,509	(12,032,876)

48,028,477	13,191,667	33,339,521	3,207,496

(1,332,635)	(236,508)	(1,406,911)	(1,880,275)
(11,756,758)	(9,051,351)	(8,089,030)	(9,640,653)
-	-	-	-

(13,089,393)	(9,287,859)	(9,495,941)	(11,520,928)

72,893,695	150,400,169	108,372,109	74,670,691
12,497,890	8,769,250	9,342,455	11,345,862
(124,107,302)	(127,545,242)	(151,811,576)	(78,591,644)

(38,715,717)	31,624,177	(34,097,012)	7,424,909

(3,776,633)	35,527,985	(10,253,432)	(888,523)

135,097,339	99,569,354	119,762,022	120,650,545

$131,320,706	$135,097,339	$109,508,590	$119,762,022

5,551,693	12,578,419	12,870,519	10,006,996
1,084,886	825,717	1,207,036	1,644,205
(9,679,280)	(10,637,952)	(17,812,609)	(10,581,608)

(3,042,701)	2,766,184	(3,735,054)	1,069,593

11,577,790	8,811,606	15,644,423	14,574,830

8,535,089	11,577,790	11,909,369	15,644,423

$130,657,599	$286,596,817	$165,662,385	$166,415,855
186,180,196	262,570,119	208,944,366	169,449,797

$495,440	$1,107,075	$1,083,590	$1,157,941

Financial Statements 71

Financial Highlights

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/ (losses)	investment	investment	realized
	period	(loss)(x)	on investments	operations	income	gains

ICON Consumer Discretionary Fund
Year Ended September 30, 2007	$12.11	$(0.04)	$0.72	$0.68	$-	$-
Year Ended September 30, 2006	13.61	(0.06)	0.79	0.73	-	(2.23)
Year Ended September 30, 2005	12.70	(0.08)	0.99	0.91	-	-
Year Ended September 30, 2004	11.79	(0.05)	0.96	0.91	-	-
Year Ended September 30, 2003	10.12	(0.08)	1.75	1.67	-	-
ICON Energy Fund
Year Ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)
Year Ended September 30, 2006	33.76	(0.06)	(0.89)	(0.95)	(0.08)	(0.85)
Year Ended September 30, 2005	21.81	0.10	11.85	11.95	-	-
Year Ended September 30, 2004	13.70	(0.04)	8.15	8.11	-	-
Year Ended September 30, 2003	11.84	(0.04)	1.90	1.86	-	-
ICON Financial Fund
Year Ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)
Year Ended September 30, 2006	13.43	0.15	1.84	1.99	(0.09)	(0.86)
Year Ended September 30, 2005	13.36	0.13	0.99	1.12	(0.03)	(1.02)
Year Ended September 30, 2004	10.78	0.04	2.60	2.64	(0.06)	-
Year Ended September 30, 2003	8.84	0.05	1.92	1.97	(0.03)	-

(x)	Calculated using the average share method.

The accompanying notes are an integral part of the financial statements.

72 Financial Highlights

						Ratio of net
						investment
				Ratio of expenses		income/(loss) to
				to average net assets		average net assets
and distributions				Before	After	Before	After
Total			Net assets,	transfer	transfer	transfer	transfer
dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
and	value,	Total	period	earnings	earnings	earnings	earnings	turnover
distributions	end of period	return	(in thousands)	credit	credit	credit	credit	rate

$-	$12.79	5.62%	$94,477	1.30%	1.30%	(0.31)%	(0.31)%	144.89%
(2.23)	12.11	6.20%	110,792	N/A	1.32%	N/A	(0.46)%	173.83%
-	13.61	7.17%	169,422	N/A	1.25%	N/A	(0.57)%	157.94%
-	12.70	7.72%	151,922	N/A	1.31%	N/A	(0.38)%	120.63%
-	11.79	16.50%	150,065	N/A	1.40%	N/A	(0.79)%	174.51%

(3.36)	41.46	43.64%	816,075	1.18%	1.17%	0.23%	0.24%	54.75%
(0.93)	31.88	(2.81)%	788,366	N/A	1.17%	N/A	(0.16)%	22.86%
-	33.76	54.79%	1,008,958	N/A	1.21%	N/A	0.37%	27.51%
-	21.81	59.20%	287,614	N/A	1.35%	N/A	(0.20)%	13.42%
-	13.70	15.71%	55,629	N/A	1.40%	N/A	(0.29)%	42.53%

(0.75)	14.30	3.84%	200,089	1.21%	1.21%	0.86%	0.86%	93.04%
(0.95)	14.47	15.53%	368,614	N/A	1.20%	N/A	1.10%	153.47%
(1.05)	13.43	8.29%	210,883	N/A	1.26%	N/A	1.00%	170.75%
(0.06)	13.36	24.53%	188,393	N/A	1.32%	N/A	0.34%	114.50%
(0.03)	10.78	22.35%	139,261	N/A	1.34%	N/A	0.54%	142.77%

Financial Highlights 73

Financial Highlights (continued)

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends		Distributions
	value,	investment	and unrealized	Total from	from net		from net
	beginning of	income/	gains/ (losses) on	investment	investment		realized
	period	(loss)(x)	investments	operations	income		gains

ICON Healthcare Fund
Year Ended September 30, 2007	$17.95	$- (a)	$1.19	$1.19	$ -		$(1.46)
Year Ended September 30, 2006	17.94	(0.10)	0.38	0.28	-		(0.27)
Year Ended September 30, 2005	13.70	(0.14)	4.42	4.28	-		(0.04)
Year Ended September 30, 2004	12.28	(0.14)	1.56	1.42	-		-
Year Ended September 30, 2003	10.35	(0.09)	2.02	1.93	-		-
ICON Industrials Fund
Year Ended September 30, 2007	13.22	0.02	2.63	2.65	-	(a)	(5.10)
Year Ended September 30, 2006	12.70	(0.04)	0.97	0.93	-		(0.41)
Year Ended September 30, 2005	10.52	(0.04)	2.22	2.18	-		-
Year Ended September 30, 2004	8.80	(0.05)	1.77	1.72	-		-
Year Ended September 30, 2003	7.96	(0.05)	0.89	0.84	-		-
ICON Information Technology Fund
Year Ended September 30, 2007	8.72	(0.05)	2.35	2.30	-		-
Year Ended September 30, 2006	8.70	(0.05)	0.07	0.02	-		-
Year Ended September 30, 2005	7.90	(0.08)	0.88	0.80	-		-
Year Ended September 30, 2004	8.27	(0.08)	(0.29)	(0.37)	-		-
Year Ended September 30, 2003	5.98	(0.08)	2.37	2.29	-		-

(x)	Calculated using the average share method.
(a)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

74 Financial Highlights

						Ratio of net
				Ratio of		investment
				expenses to		income/(loss) to
				average net assets		average net assets
and distributions				Before	After	Before	After
Total			Net assets,	transfer	transfer	transfer	transfer
dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
and	value,	Total	period	earnings	earnings	earnings	earnings	turnover
distributions	end of period	return	(in thousands)	credit	credit	credit	credit	rate

$(1.46)	$17.68	7.17%	$473,287	1.21%	1.20%	0.00%	0.01%	24.56%
(0.27)	17.95	1.56%	646,202	N/A	1.19%	N/A	(0.55)%	61.37%
(0.04)	17.94	31.39%	682,759	N/A	1.22%	N/A	(0.82)%	47.88%
-	13.70	11.56%	285,670	N/A	1.29%	N/A	(1.04)%	52.72%
-	12.28	18.65%	141,259	N/A	1.34%	N/A	(0.84)%	85.52%

(5.10)	10.77	28.73%	155,739	1.28%	1.27%	0.15%	0.16%	125.44%
(0.41)	13.22	7.49%	106,015	N/A	1.24%	N/A	(0.30)%	89.38%
-	12.70	20.72%	216,636	N/A	1.24%	N/A	(0.34)%	67.25%
-	10.52	19.55%	209,693	N/A	1.29%	N/A	(0.47)%	45.77%
-	8.80	10.55%	132,554	N/A	1.43%	N/A	(0.64)%	90.49%

-	11.02	26.38%	266,965	1.23%	1.23%	(0.49)%	(0.49)%	78.66%
-	8.72	0.23%	241,988	N/A	1.25%	N/A	(0.61)%	155.39%
-	8.70	10.13%	220,073	N/A	1.29%	N/A	(0.91)%	152.16%
-	7.90	(4.47)%	244,252	N/A	1.31%	N/A	(0.91)%	189.67%
-	8.27	38.29%	307,972	N/A	1.35%	N/A	(1.16)%	155.39%

Financial Highlights 75

Financial Highlights (continued)

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/(losses) on	investment	investment	realized
	period	(loss)(x)	investments	operations	income	gains

ICON Leisure and Consumer Staples Fund
Year Ended September 30, 2007	$9.21	$0.10	$1.33	$1.43	$(0.02)	$- (a)
Year Ended September 30, 2006	11.96	(0.07)	(0.01)	(0.08)	-	(2.67)
Year Ended September 30, 2005	14.51	(0.06)	0.94	0.88	-	(3.43)
Year Ended September 30, 2004	12.42	(0.04)	2.13	2.09	-	-
Year Ended September 30, 2003	11.20	(0.06)	1.28	1.22	-	-
ICON Materials Fund
Year Ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)
Year Ended September 30, 2006	11.30	0.09	1.09	1.18	(0.02)	(0.79)
Year Ended September 30, 2005	9.05	0.03	2.23	2.26	(0.01)	-
Year Ended September 30, 2004	6.20	0.01	2.87	2.88	(0.03)	-
Year Ended September 30, 2003	5.68	0.03	0.50	0.53	(0.01)	-
ICON Telecommunication & Utilities Fund
Year Ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)
Year Ended September 30, 2006	8.28	0.13	0.37	0.50	(0.18)	(0.94)
Year Ended September 30, 2005	6.61	0.14	1.61	1.75	(0.08)	-
Year Ended September 30, 2004	5.69	0.07	0.92	0.99	(0.07)	-
Year Ended September 30, 2003	4.78	0.10	0.87	0.97	(0.06)	-

(x)	Calculated using the average share method.
(a)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

76 Financial Highlights

							Ratio of net
					Ratio of		investment
					expenses to		income/(loss) to
					average net assets		average net assets
					Before	After	Before	After
	Total			Net assets,	transfer	transfer	transfer	transfer
and distributions	dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
Return of	and	value, end of	Total	period	earnings	earnings	earnings	earnings	turnover
capital	distributions	period	return	(in thousands)	credit	credit	credit	credit	rate

$-	$(0.02)	$10.62	15.61%	$31,571	1.41%	1.41%	1.02%	1.02%	150.72%
- (a)	(2.67)	9.21	0.11%	68,136	N/A	1.54%	N/A	(0.70)%	215.75%
-	(3.43)	11.96	5.01%	47,410	N/A	1.30%	N/A	(0.45)%	271.72%
-	-	14.51	16.83%	83,022	N/A	1.33%	N/A	(0.31)%	148.43%
-	-	12.42	10.89%	82,347	N/A	1.38%	N/A	(0.51)%	139.54%

-	(1.46)	15.39	48.63%	131,321	1.33%	1.33%	0.59%	0.59%	109.10%
-	(0.81)	11.67	11.17%	135,097	N/A	1.30%	N/A	0.74%	176.89%
-	(0.01)	11.30	25.04%	99,569	N/A	1.31%	N/A	0.33%	128.01%
-	(0.03)	9.05	46.61%	139,838	N/A	1.37%	N/A	0.13%	59.48%
-	(0.01)	6.20	9.36%	30,376	N/A	1.47%	N/A	0.59%	130.01%

-	(0.74)	9.20	31.60%	109,509	1.33%	1.33%	1.20%	1.20%	154.99%
-	(1.12)	7.66	7.56%	119,762	N/A	1.38%	N/A	1.71%	209.50%
-	(0.08)	8.28	26.70%	120,651	N/A	1.26%	N/A	1.88%	112.91%
-	(0.07)	6.61	17.57%	61,325	N/A	1.37%	N/A	1.07%	108.81%
-	(0.06)	5.69	20.36%	42,509	N/A	1.41%	N/A	2.05%	158.24%

Financial Highlights 77

Notes to Financial Statements
September 30, 2007

1. Organization

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Leisure and Consumer Staples Fund (“Leisure and Consumer Staples Fund”), ICON Materials Fund (“Materials Fund”), and ICON Telecommunication & Utilities Fund (“Telecommunication & Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. There are eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure

78 Notes to Financial Statements

involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with

Notes to Financial Statements 79

Notes to Financial Statements (continued)

remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

New Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’

80 Notes to Financial Statements

custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2007.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statement of Operations. The

Notes to Financial Statements 81

Notes to Financial Statements (continued)

Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2007.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2007.

Options Transactions

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and

82 Notes to Financial Statements

Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Materials Fund and Financial Fund purchased put options during the year ended September 30, 2007.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to non-affiliated qualified parties. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the ‘Lending Agent‘) may invest the cash collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2007, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Consumer Discretionary Fund	$8,277,668	$8,489,276
ICON Energy Fund	27,557,377	28,147,480
ICON Healthcare Fund	24,119,424	24,723,419
ICON Industrials Fund	6,661,041	6,824,486
ICON Information Technology Fund	10,791,244	11,287,173
ICON Leisure and Consumer Staples Fund	3,651,227	3,751,015
ICON Materials Fund	23,148,452	23,686,477

Notes to Financial Statements 83

Notes to Financial Statements (continued)

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications, if any, of FIN 48. Its impact to the financial statements has not yet been determined.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of

84 Notes to Financial Statements

the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as the investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. Effective January 31, 2006, the Funds are obligated to pay ICON management fees computed daily at an annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

Accounting, Transfer Agent and Custody Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the Fund Accounting Agent for the Funds. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of average net assets, 0.0175% on the average net assets over $1.75 billion and up to $5 billion, and 0.01% on average net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody

Notes to Financial Statements 85

Notes to Financial Statements (continued)

services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2007, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2007, the Funds’ payment for administrative services to ICON is included in the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by and became a wholly-owned subsidiary of Citi. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year

86 Notes to Financial Statements

ended September 30, 2007, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest is charged at LIBOR plus 2.00%, which was 7.12% at September 30, 2007. The average interest rate charged for the period ended September 30, 2007 was 7.35%.

Average Borrowing
(10/1/06-9/30/07)

ICON Consumer Discretionary Fund**	$1,437,856
ICON Energy Fund	13,608,997
ICON Financial Fund**	5,887,714
ICON Healthcare Fund**	5,748,002
ICON Industrials Fund	2,480,480
ICON Information Technology Fund**	1,735,016
ICON Leisure and Consumer Staples Fund	2,379,468
ICON Materials Fund	2,417,044
ICON Telecommunication & Utilities Fund	5,268,594

**Fund had outstanding borrowings as of September 30, 2007.

5. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. The ICON Information Technology Fund has a capital loss carryforward of $29,035,041, which expires in 2011. During the year ended September 30, 2007, the following capital loss carryforwards were used:

Notes to Financial Statements 87

Notes to Financial Statements (continued)

ICON Information Technology Fund	$22,635,013
ICON Leisure and Consumer Staples Fund	92,773

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions Paid From			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Energy Fund	$4,022,978	$67,861,928	$71,884,906	$71,884,906
ICON Financial Fund	6,713,996	12,487,770	19,201,766	19,201,766
ICON Healthcare Fund	—	43,433,266	43,433,266	43,433,266
ICON Industrials Fund	10,971,411	19,619,985	30,591,396	30,591,396
ICON Leisure and Consumer Staples Fund	219,627	38,584	258,211	258,211
ICON Materials Fund	7,056,703	6,032,690	13,089,393	13,089,393
ICON Telecommunication & Utilities Fund	3,703,321	5,792,620	9,495,941	9,495,941

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

	Distributions Paid From			Tax	Total
	Ordinary	Net Long-	Total Taxable	Return of	Distributions
Fund	Income	Term Gains	Distributions	Capital	Paid

ICON Consumer Discretionary Fund	$—	$15,842,362	$15,842,362	$—	$15,842,362
ICON Energy Fund	4,296,329	21,211,622	25,507,951	—	25,507,951
ICON Financial Fund	2,441,494	15,416,499	17,857,993	—	17,857,993
ICON Healthcare Fund	—	10,591,515	10,591,515	—	10,591,515
ICON Industrials Fund	—	6,835,273	6,835,273	—	6,835,273
ICON Leisure and Consumer Staples Fund	—	9,538,955	9,538,955	34,857	9,573,812
ICON Materials Fund	236,508	9,051,351	9,287,859	—	9,287,859
ICON Telecommunication & Utilities Fund	2,571,472	8,949,456	11,520,928	—	11,520,928

88 Notes to Financial Statements

As of September 30, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Capital and	Appreciation	Earnings
Fund	Income	Term Gains	Earnings	Other Losses	(Depreciation)	(Deficits)

ICON Consumer Discretionary Fund	$-	$4,638,589	$4,638,589	$-	$8,051,665	$12,690,254
ICON Energy Fund	2,043,509	129,269,655	131,313,164	-	281,344,335	412,657,499
ICON Financial Fund	6,499,707	14,581,098	21,080,805	-	18,499,405	39,580,210
ICON Healthcare Fund	45,860	29,428,260	29,474,120	-	79,559,688	109,033,808
ICON Industrials Fund	1,529,982	4,273,697	5,803,679	-	24,782,475	30,586,154
ICON Information Technology Fund	-	-	-	(29,035,041)	61,032,838	31,997,797
ICON Leisure and Consumer Staples Fund	6,697,369	203,000	6,900,369	-	4,598,511	11,498,880
ICON Materials Fund	16,634,753	2,903,681	19,538,434	-	27,654,055	47,192,489
ICON Telecommunication & Utilities Fund	15,935,043	-	15,935,043	-	16,961,527	32,896,570

As of September 30, 2007, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

				Net
		Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Consumer Discretionary Fund	$95,340,271	$11,636,871	$(3,585,206)	$8,051,665
ICON Energy Fund	564,133,618	284,228,780	(2,884,445)	281,344,335
ICON Financial Fund	181,825,762	20,568,348	(2,068,943)	18,499,405
ICON Healthcare Fund	418,269,543	92,896,741	(13,337,053)	79,559,688
ICON Industrials Fund	137,521,664	26,537,925	(1,755,450)	24,782,475
ICON Information Technology Fund	215,997,130	62,074,216	(1,041,378)	61,032,838
ICON Leisure and Consumer Staples Fund	30,766,097	4,797,056	(198,545)	4,598,511
ICON Materials Fund	128,405,779	29,059,887	(1,405,832)	27,654,055
ICON Telecommunication & Utilities Fund	91,698,269	17,619,868	(658,341)	16,961,527

Notes to Financial Statements 89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Sector Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2007

90 Report of Independent Registered Public Accounting Firm

Six Month Hypothetical Expense Example
September 30, 2007 (unaudited)

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/07 - 9/30/07).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs

Expense Example 91

only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/07	9/30/07	4/1/07 - 9/30/07*	4/1/07 - 9/30/07

ICON Consumer Discretionary Fund
Actual Expenses	$1,000.00	$984.60	$6.57	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.38	6.68
ICON Energy Fund
Actual Expenses	1,000.00	1,241.70	6.41	1.14%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.28	5.77
ICON Financial Fund
Actual Expenses	1,000.00	1,000.00	6.17	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.83	6.22
ICON Healthcare Fund
Actual Expenses	1,000.00	1,037.60	5.98	1.17%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.13	5.92
ICON Industrials Fund
Actual Expenses	1,000.00	1,169.40	6.58	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.93	6.12
ICON Information Technology Fund
Actual Expenses	1,000.00	1,197.80	6.67	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.93	6.12
ICON Leisure and Consumer Staples Fund
Actual Expenses	1,000.00	1,066.30	7.93	1.53%
Hypothetical Example (5% return before expenses)	1,000.00	1,017,33	7.74
ICON Materials Fund
Actual Expenses	1,000.00	1,221.40	6.96	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.73	6.33
ICON Telecommunication & Utilities Fund
Actual Expenses	1,000.00	1,101.80	6.95	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.38	6.68

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

92 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 56, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 57. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

John C. Pomeroy, Jr., 60. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

Trustees and Officers 93

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 59. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently serves as Executive Director of the Indiana Civil Rights Commission (2005 to present) and has been appointed to the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000).

R. Michael Sentel, 59. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a branch chief (1980-1981). Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 56. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

94 Trustees and Officers

Donald Salcito, 54. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

Carrie M. Schoffman, 34. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Stephen Abrams, 44. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004-2005) and Associate (2000 to 2004).

Trustees and Officers 95

Other Information (unaudited)

Renewal of Investment Advisory Agreement

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 14, 2007, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2007.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser’s investment personnel, the Adviser’s compliance programs, the Adviser’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

96 Other Information

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

Other Information 97

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

D. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

E. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage.

F. the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

In connection with profitability, the Board reviewed the costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are satisfactory, and whether the profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research assists ICON in providing quality to which it provides advisory services.

98 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2007 qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Energy Fund	100.00%
ICON Financial Fund	76.96
ICON Industrials Fund	3.45
ICON Leisure and Consumer Staples Fund	20.96
ICON Materials Fund	36.75
ICON Telecommunication & Utilities Fund	43.07

For the fiscal year ended September 30, 2007, the following Funds paid qualified dividend income:

Fund	Amount

ICON Energy Fund	$4,022,978
ICON Financial Fund	5,218,540
ICON Industrials Fund	513,983
ICON Leisure and Consumer Staples Fund	49,326
ICON Materials Fund	2,532,026
ICON Telecommunication & Utilities Fund	1,588,426

Other Information 99

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Consumer Discretionary Fund	$2,318,385
ICON Energy Fund	85,024,742
ICON Financial Fund	23,059,453
ICON Healthcare Fund	52,083,099
ICON Industrials Fund	21,019,746
ICON Leisure and Consumer Staples Fund	4,791,671
ICON Materials Fund	13,572,705
ICON Telecommunication & Utilities Fund	12,172,537

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

100 Other Information

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconadvisers.com

By E-Mail	info@iconadvisers.com

1-800-764-0442
www.iconadvisers.com
FANN-SEC (9/07)

Item 2. Code of Ethics.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Glen F Bergert, John C. Pomeroy, Gregory Kellam Scott and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Fiscal year ended 9/30/07

		Registrant	Covered Entities 1
(a)	Audit Fees 2	$334,600	N/A
(b)	Non-Audit Fees
(c)	Tax Fees 3	$93,020	$11,510
	All Other Fees 4		$60,000
(d)	Total Non-Audit Fees	$93,020	$71,510
Fiscal year ended 9/30/06

		Registrant	Covered Entities 1
(a)	Audit Fees 2	$304,000	N/A
(b)	Non-Audit Fees
(c)	Tax Fees 3	$98,000	$60,000
	All Other Fees	—
(d)	Total Non-Audit Fees	$98,000	$60,000

1.	Covered Entities include ICON Advisers, Inc. (“ICON Advisers”), investment adviser and administrator to the Registrant, as well as ICON Advisers’ affiliated entities.

2.	“Audit Fees” represents fees for performing an audit of the Registrant’s annual financial statements or services that are normally provided by the independent accountants in connection with statuatory and regulatory filings.

3.	“Tax Fees” represent fees for tax return preparation, excise distribution calculations, quarterly tax compliance reviews, and tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns. ICON Advisers pays $1,000 under its Administration Agreement with the Registrant.

4.	“All Other Fees” paid by the Registrant in fiscal year 2007 were related to multi-class issues.
(e)(1) The Audit Committee of the Registrant’s Board of Trustees (“Board”) is required to review and pre-approve all services to be provided by the independent accountants to the Registrant and Covered Entities to determine whether the services performed by the independent accountants impair their independence from the Registrant. The Audit Committee has delegated preapproval authority to the Chairman of the Audit Committee, subject to review and ratification by the full Audit Committee.
(e)(2) All of the principal accountants’ hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the independent accountants. 100% of the non-audit services provided by the independent accountants to either the Registrant or the Covered Entities were pre-approved by the Audit Committee.
(f) Not applicable.
(g) The Audit Committee of the Registrant’s Board has considered whether the provision of services other than audit services performed by the independent accountants to the Registrant and Covered Entities is compatible with maintaining the independent accountants’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The Code of ethics that is the subject of the disclosure required by item 2 is furnished herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON FUNDS

By (Signature and Title)*	/s/ Craig T. Callahan

Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date December 4, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan

Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date December 4, 2007

By (Signature and Title)*	/s/ Erik L. Jonson

Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Date December 4, 2007

*	Print the name and title of each signing officer under his or her signature.